UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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METLIFE, INC.
(Name of Registrant as Specified in Its Charter)

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Navigating Life Together

Notice of 2023 Annual Meeting & Proxy Statement

MetLife

Letter from the Chairman of the Board

MetLife, Inc. 200 Park Avenue, New York, NY 10166 April 28, 2023

Dear Fellow Shareholder:

As a professor of economics, I am often asked by my students, “What makes a company successful?” It is not an easy question because there are many things that can make a company successful, just as there are many things that can prevent a company from succeeding. A common response is having a winning strategy, but while essential, that is only half the answer.
The other half is the Company’s ability to execute on its strategy.
Going into 2022, our President and CEO Michel Khalaf described the year’s objective as achieving “the next ten yards” of MetLife’s Next Horizon Strategy. He, along with the rest of the management team, then delivered strong results that prepared the Company for economic uncertainty by managing capital to support responsible growth, balanced agility and stability, managed expenses, and strengthened a culture that attracted and developed top talent. In short, the team advanced the ball at least ten yards, and played well in all phases of the game.
Shareholder and stakeholder expectations are the highest I have ever seen, and that is not surprising. Challenging economic times naturally make people more selective about where they put their money. Investors are not just looking for companies that provide strong long-term value creation, but are also looking for companies that have strong, long-term values. MetLife continues to deliver on both of these priorities.
On behalf of the entire Board of Directors, thank you for your support and continued investment in MetLife. We feel privileged to have the opportunity to be part of this great Company.
As we look ahead, it is as important as ever to ensure that we have the best possible talent in the boardroom. We recently welcomed Jeh Johnson to the Board, whose depth and breadth of experience in both the public and private sectors adds enormous value to the Board’s work, both now and for the future.
This Proxy Statement contains a great deal of information about MetLife and its strategy, structure, and governance. I encourage you to review it carefully and vote your shares so that the Board has the benefit of your input as we continue our work.

R. Glenn Hubbard
Chairman of the Board
MetLife, Inc.

2023 PROXY STATEMENT	1

Notice of Annual Meeting of Shareholders

Date & Time: June 20, 2023 2:30 p.m., Eastern Time	Place: Virtually via the Internet at www.virtualshareholdermeeting.com/MET2023	Record Date: April 21, 2023

Items of Business
1	The election of 14 Directors named in this Proxy Statement, each for a one-year term;
2	The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2023;
3	An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers;
4	An advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation paid to MetLife, Inc.’s Named Executive Officers; and
5	Such other matters as may properly come before the meeting.
Information about the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.
MetLife, Inc. common stock shareholders of record at the close of business on April 21, 2023 will be entitled to vote at the meeting or any adjournment or postponement thereof.
We will hold the Annual Meeting solely by means of remote communication in a virtual-only format. There will be no in-person meeting. The virtual Annual Meeting allows all shareholders to join the meeting, regardless of location. As with an in-person meeting, shareholders will be able to vote and ask questions during the Annual Meeting. For additional details, including information on how to participate in the virtual-only Annual Meeting, see Information About the Annual Meeting, Proxy Voting, and the Board of Directors.
By Order of the Board of Directors,
Timothy J. Ring
Senior Vice President and Secretary
New York, New York
April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 20, 2023:
The accompanying Proxy Statement, the MetLife, Inc. 2022 Annual Report to Shareholders, and the Letter to Shareholders are available at www.proxyvote.com. The 2023 annual meeting of shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/MET2023.

2

2023 PROXY STATEMENT	3

Proxy Statement Summary
This Proxy Statement contains information about the 2023 annual meeting of shareholders (the Annual Meeting) of MetLife, Inc. (including its corporate affiliates, where applicable, MetLife or the Company). The Company is providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors (the Board of Directors or the Board). It is sending certain shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 28, 2023. The Notice includes instructions on how to access the Proxy Statement, 2022 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 28, 2023. See “Accessing Your Proxy Materials” in Information About the Annual Meeting, Proxy Voting, and the Board of Directors for additional information.
This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
Annual Meeting Overview
Meeting Details

Date & Time June 20, 2023 2:30 p.m., Eastern Time	Place: Virtually via the Internet at www.virtualshareholdermeeting.com/MET2023
Voting Your Shares

Record Date April 21, 2023	Voting Shareholders as of the Record Date are entitled to vote. Each share of MetLife common stock is entitled to one vote for each Director nominee and one vote for each of the other proposals.
Your vote is important. Shareholders of record may vote their shares electronically at the Annual Meeting or by using any of the following methods. Beneficial owners whose shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions received from such nominee.

Internet www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 19, 2023	Telephone 1-800-690-6903 no later than 11:59 p.m., Eastern Time, June 19, 2023
Mail
Complete, sign, and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Broadridge prior to the Annual Meeting. See “Voting Your Shares” in Information About the Annual Meeting, Proxy Voting, and the Board of Directors for additional information.

4

Proxy Statement Summary
Proposals for Your Vote

PROPOSAL 01	Election of 14 Directors named in this Proxy Statement to one-year terms	Vote Required: Majority of shares voted
The Board recommends that you vote FOR each nominee

PROPOSAL 02	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023	Vote Required: Majority of shares voted
The Board recommends a vote FOR Proposal 2

PROPOSAL 03	Non-binding advisory vote to approve the compensation paid to the Company’s Named Executive Officers	Vote Required: Majority of shares voted
The Board recommends a vote FOR Proposal 3

PROPOSAL 04	Non-binding advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers	Vote Required: Majority of shares voted
The Board recommends a vote for ONE-YEAR on Proposal 4

2023 PROXY STATEMENT	5

Proxy State Summary
A Note About Financial Measures
In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). You should not view these Non-GAAP financial measures as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2019	2020	2021	2022
Net income (loss) available to MetLife, Inc.’s common shareholders			$6,353	$2,354
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share			$7.31	$2.91
Return on MetLife, Inc.’s common stockholder equity	9.8%	7.6%	9.7%	6.1%
Net investment income				$15,916
Book value per common share			$77.12	$29.81
Expense ratio			18.2%	16.0%
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders		67%	59%	188%

2022
($ in millions)	U.S.	Group Benefits	Retirement and Income Solutions	Asia	Latin America	EMEA[1]	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$2,996	$1,311	$1,685	$1,378	$761	$246	$1,008	$(844)
1EMEA refers to Europe, the Middle East, and Africa.
This Proxy Statement contains references to Non-GAAP financial measures and other terms that are underlined throughout this document and that are further described in Appendix B and Appendix C.

6

Proxy Statement Summary
About MetLife
MetLife is one of the world’s leading financial services companies, providing employee benefits, insurance, annuities, and asset management. With over 150 years of experience, the MetLife companies are recognized as innovators and market leaders in protection planning and retirement and savings solutions around the world. The Company has established a strong presence in over 40 countries through organic growth, acquisitions, joint ventures and other partnerships. MetLife is recognized and trusted by millions of customers worldwide and serves more than 90 of the top 100 FORTUNE 500® companies in the United States.
Organized into the five segments shown below, MetLife offers life, accident and health insurance, and retirement and savings products through agents, third-party distributors such as banks and brokers, and direct marketing channels.

MetLife

U.S.	Asia	Latin America	EMEA	MetLife Holdings

In the United States, MetLife provides a variety of insurance and financial services products, including life, dental, vision, disability, guaranteed interest, stable value and annuities to both individuals and groups. Outside the United States, MetLife provides life, medical, dental, credit and other accident and health insurance, as well as annuities, endowment and retirement and savings products to both individuals and groups.
MetLife is also one of the largest global institutional investors with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities.

2023 PROXY STATEMENT	7

Proxy State Summary
Business Highlights
At a Glance

150+ years of operation	40+ global markets where we operate	~45,000 employees[1]

No. 50 on the 2022 FORTUNE 500® list	$579.8 Billion in total assets under management[2]

1As of December 31, 2022.
2As of December 31, 2022. At estimated fair value.
Key 2022 Accomplishments

Executed on Next Horizon Strategy	Successfully managed a complex economic environment	Generated strong top-line growth

Delivered on key financial commitments
•Core Adjusted ROE of 12.1%, within our target range of 12-14%
•Our average 2021 / 2022 Core Free Cash Flow Ratio totaled 68%, within our target range of 65% to 75%
•Core Direct Expense Ratio of 12.2%, below our 12.3% target

Created shareholder value
•Returned ~$4.9 billion to shareholders
•Deployed approximately $3.8 billion of capital to support organic new business
•Completed a record $12.2 billion of pension risk transfer transactions

8

Proxy Statement Summary
Next Horizon Strategy
MetLife continues to demonstrate its commitment to superior execution of its Next Horizon Strategy.

Focus	Simplify	Differentiate

Generate strong free cash flow by deploying capital and resources to the highest value opportunities
•Deploying capital to businesses with attractive returns and payback periods
•Returned ~$4.9 billion of capital to shareholders

Simplify our business to deliver operational efficiency and an outstanding customer experience
•Enhancing cross-functional alignment and scaling agile ways of working
•Maintained Core Direct Expense Ratio below 12.3%
Drive competitive advantage through our brand, scale talent, and innovation •Reinvested to enable growth and enhance the customer experience •Expanding digital platforms and solutions globally

Long-Term Value Creation

Expect to exceed target to generate $20 Billion in distributable cash flow over five years[1]	Expect to exceed target to free up $1 Billion of operating leverage over five years[1]	Delivered at or above target 12-14% Core Adjusted ROE since 2019	Deployed New Business Capital of ~$26 Billion at mid-teen Internal Rate of Return since 2015

1Five-year period beginning 1/1/2020 through 12/31/2024.
Global-Diversified Businesses

2022 Core Adjusted Earnings[1]

■ ■	U.S.
■	Legacy Businesses (included in U.S.)
■	Non-U.S.

1As of 12/31/2022. Excludes Corporate & Other.

2023 PROXY STATEMENT	9

Proxy State Summary
Sustainability Highlights
Living Its Purpose
At MetLife, sustainability means being able to live its purpose—Always with you, building a more confident future—for the long term. MetLife has focused on deploying the strength of its people, products, services and investments to create long-term value for its stakeholders. MetLife’s sustainability strategy is integral to its business objectives and priorities. It highlights the Company’s strategic approach to monitoring and managing environmental, social, and governance (ESG) risks and opportunities, including those involving diversity, equity and inclusion (DEI), climate change, health and well-being, and economic stability. Assessing a holistic array of ESG considerations allows MetLife to accelerate resource allocation to higher value opportunities and enable sustainable competitive differentiation. The Board and its Committees oversee sustainability strategy and execution, including the assessment and management of various ESG risks, opportunities, and priorities.
MetLife demonstrates its commitment to sustainability through its priorities, which are integrated throughout the Company and overseen by the Board.
What We Do: Force For Good In The World
(Aligns to subset of United Nations Sustainable Development Goals (U.N. SDGs))

ENVIRONMENT AND CLIMATE	EQUITY AND INCLUSIVITY	ECONOMIC GROWTH	HEALTH AND WELL-BEING

How: Integrated Across MetLife

INVESTMENT	PRODUCTS	COMMUNITY	WORKFORCE	GOVERNANCE

•ESG integration/data •Responsible/impact	•Expanding access •Ease of use •Addressing customer needs	•Foundation giving •Volunteering •Pro bono •Advocacy	•DEI •Wellness •Training/upskilling •Healthy workplace	•Processes/policies •Risk management •Transparent reporting

10

Proxy Statement Summary
Awards and Recognitions
MetLife is proud of the external awards and recognition it received in 2022, some of which are listed below:

Corporate Sustainability Practices	Diversity, Equity and Inclusion	Climate and Environmental Action

•Named to Dow Jones Sustainability Index (North America), for the seventh consecutive year
•Named one of America’s 100 Most JUST Companies by Forbes and JUST Capital
•Named to Fortune Magazine’s list of the “World’s Most Admired Companies”

•Named to Seramount’s list of the “2022 Top Companies for Executive Women,” MetLife’s 15th time being recognized
•Included on the Bloomberg Gender- Equality Index, for the eighth consecutive year
•Named to Seramount’s list of the “2022+ Best Companies for Multicultural Women,” for the fifth consecutive year, in recognition of its success in promoting workplace inclusion for multicultural women
•Achieved 100% on the Human Rights Campaign’s Corporate Equality Index for LGBTQ-inclusive workplace policies and practices, for the 19th consecutive year
•Named to Seramount's 2022 Inclusion Index, for the second consecutive year

•Received U.S. Environmental Protection Agency’s 2022 ENERGY STAR Partner of the Year- Sustained Excellence Award, receiving recognition for the fourth consecutive year
•Received one 5-star rating and four 4-star ratings from the Global Real Estate Sustainability Benchmark for five of MetLife Investment Management’s real estate investment vehicles

Commitments
MetLife builds on its long-standing commitments to environmental stewardship.
•In June 2022, MetLife announced its commitment to net zero greenhouse gas emissions for its global operations and general account investment portfolio by 2050 or sooner.
•In March 2022, MetLife announced its goal to achieve comprehensive DEI commitments by 2030. The commitments address the needs of the underserved and underrepresented through MetLife’s investments, products and services, supply chain, volunteering and community efforts.
For more information about MetLife’s sustainability commitments, please refer to “Commitments” in Sustainability Oversight.
Human Capital Management
MetLife believes that the ability to attract, retain, protect, develop and competitively compensate its diverse workforce is a vital component of its success. By championing inclusion at every level of the Company, MetLife continues to build a purpose-driven and inclusive culture where employees are energized to make a difference.
For more information about MetLife’s human capital management practices, please refer to “Human Capital Management” in Sustainability Oversight.
Learn More about Sustainability at MetLife
Please visit www.metlife.com/sustainability to learn more about MetLife’s sustainability efforts and to access MetLife’s annual Sustainability Report. This report, or any other information from the MetLife website, is not a part of or incorporated by reference into this Proxy Statement.

2023 PROXY STATEMENT	11

Proxy State Summary
Executive Compensation Highlights
Executive Pay for Performance
The Company maintained its pay for performance practices in 2022. The vast majority of the Total Compensation for 2022 for the individuals listed in the Summary Compensation Table (the Named Executive Officers or NEOs) was variable and depended on performance.
MetLife’s compensation design continues to align its executives and other senior management with the creation of shareholder value. MetLife’s Named Executive Officers’ Total Compensation primarily depends directly on share value and performance, and 70% of the stock-based long-term incentives (LTI) granted depends on performance against Business Plan goals and Total Shareholder Return (TSR) relative to peers.
Named Executive Officers Total Compensation for 2022

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
Percentages may not add up to 100% due to rounding.
The Compensation Committee continued to link pay and performance. Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Executive Officers, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis.
Consistent Support for Executive Compensation Program
The Compensation Committee reviews the results of the Company’s “Say on Pay” vote, discusses input provided by shareholders as part of the Company’s governance shareholder engagement process, and considers both when reviewing the Company’s executive compensation program. Since 2011, the Company’s vote has been 96% positive on average. See 2023 Say-on-Pay Vote and Shareholder Engagement for additional information.
For information on the Company’s shareholder engagement process see Shareholder Engagement in the Proxy Summary and Shareholder Engagement in Information About the Board of Directors.

12

Proxy Statement Summary
Corporate Governance Highlights
The Board regularly evaluates the Company’s policies to ensure that they meet the Company’s commitment to a high standard of corporate governance. Key highlights of the Company’s strong corporate governance practices are described below.

Board Composition and Refreshment	Board Engagement and Accountability

•Independent Chairman of the Board
•Independent Board committees (other than the Executive Committee)
•Diverse Board
•Regular Committee Chair assignment planning
•Comprehensive Board refreshment program
For additional information, see Information About the Board of Directors

•Board executive sessions at every regularly scheduled meeting without management present
•Comprehensive annual Board and Committee assessment process
•Director involvement in management meetings
For additional information, see Information About the Board of Directors

Robust Shareholder Rights	Effective Policy Framework

•Annual shareholder election of all Directors
•Shareholder right to call a special meeting
•Majority vote standard for uncontested Director elections
•No “poison pill”
•Ongoing shareholder engagement
For additional information, see Information About the Board of Directors

•Share ownership requirements for executives and Directors
•Policy prohibiting hedging or pledging Company securities
•Performance-based compensation recoupment (“clawback”) policy
•Directors encouraged to limit public company board service to no more than three other boards
For additional information, see Director Share Ownership Requirement, How do we manage risk related to our compensation program, and Information About the Annual Meeting, Proxy Voting, and Board of Directors

Board Oversight of Risk	Cybersecurity Risk Oversight

•Active and robust practices in risk oversight.
•Board of Directors, together and through its Committees, oversees and reviews:
•design and implementation of the Company’s risk management
•financial policies and strategies, risk targets and positions, capital planning and adequacy, and other financial matters
•risk appetite measures and risk exposure considerations and guidelines
•capital and liquidity management practices
•assessment and management of material risks
•analysis of current and future risks
•internal controls over financial reporting, information security and cybersecurity
•compliance with legal and regulatory requirement
•risks associated with compensation arrangements
•management succession and development plans, compliance responsibilities, activities and plans
•policies, positions and disclosures regarding ESG matters
•risks associated with the Company’s investment portfolio
•reports on the conformity of investment activities to authorizations and guidelines
For additional information, see Risk Oversight

•Board of Directors oversees information security program that
•institutes and maintains controls for the systems, applications, and databases of the Company and of its third-party providers
•protects the confidentiality, integrity and availability of all data the Company owns or possesses
•includes controls and procedures for monitoring, detecting, reporting, containing, managing, and remediating cyber threats
•Collaborative approach
•Chief Information Security Officer (CISO) manages the program in collaboration with the Company’s businesses and functions
•CISO and the head of Global Technology & Operations present updates to the Audit Committee quarterly and, as necessary, to the full Board
For additional information, see Cybersecurity and Privacy Oversight

2023 PROXY STATEMENT	13

Proxy State Summary
Shareholder Engagement
MetLife engages with its shareholders, formally and informally, year-round on issues important to them. Investor feedback is delivered to the Board of Directors through the Chair of the Governance and Corporate Responsibility Committee (Governance Committee) and informs the Company’s sustainability efforts, executive compensation programs and disclosure practices.

Engagement	Engagement Team	Governance- Focused Discussions

Invited investors holding more than
50%
of total shares outstanding[1] and leading proxy advisory firms
Engaged in discussions with investors holding
20%
of total shares outstanding[1]
Director-led discussion with leading investor holding
8%
of total shares outstanding[1]

Governance-focused outreach:
•Chair of Governance Committee, as necessary
•Corporate Secretary
•Chief Sustainability Officer
•Senior Vice President, Executive Compensation
•Other members of management, as necessary

The Company engaged with shareholders to discuss the following:
•corporate governance
•Board composition and refreshment
•executive compensation
•sustainability practices
•sustainability commitments, metrics and disclosures
•DEI efforts
No shareholder expressed concerns regarding the Company’s executive compensation, Board composition or governance structure.

1Based on total shares outstanding as of 12/31/2022. Excludes shares held by the MetLife Policyholder Trust.

14

Proxy Statement Summary
Experienced and Diverse Board
The Company believes that an effective, experienced, and diverse Board of Directors is crucial to the Company’s governance framework and business success. The Governance Committee, which is principally responsible for identifying and recommending director candidates, looks for candidates with sound judgment and good character who are committed to MetLife’s values and who can effectively oversee the Company’s business. To assist with candidate assessment, the Committee utilizes a matrix, which is reviewed annually, of the relevant skills and experiences (also referred to as Director Competencies) that evolve with the Company’s business and strategy. The Governance Committee and the Board regularly discuss Board succession planning in light of the Board’s mandatory retirement age of 72 and its collective skills, experiences, and backgrounds. The Governance Committee is particularly focused on ensuring that the candidates for key Board positions, such as Chairman of the Board and Committee Chairs, have the appropriate skills and experiences. Although the Company does not have a formal Board diversity policy, the current composition of the Board reflects those efforts and the importance of diversity to the Board.
The Company has nominated highly qualified and diverse leaders to serve on its Board of Directors.
Racial/Ethnic Diversity1

9

3

1

1

1Self-identified by each Director nominee based on the following categories, used by Institutional Shareholder Services: Asian (excluding Indian/South Asian); Black/African American; Caucasian/White; Hispanic/Latin American; Indian/South Asian; Middle Eastern/North African; Native American/Alaskan Native; Native Hawaiian/Other Pacific Islander; Other; and Prefer not to disclose.
Gender Diversity

9
5
Independence2

13
1
2Chairman of the Board is a non-management, Independent Director.
Succession Planning

Mandatory Retirement Age (72nd Birthday)	Average age of 65.9 years	Commitment to Ongoing Refreshment	Six new Directors since 2018

Diversity of Tenure3

5

5

2

2

Diversity of Age3

2

5

4

3

3     Based on tenure and age information as of April 28, 2023.

2023 PROXY STATEMENT	15

Proxy State Summary
Diversity of Skills and Experiences
The Board, led by the Governance Committee Chair, identified the following Director Competencies as most relevant for the Company’s Board at this time. Each Director nominee provided information as to four of their individual Director Competencies for the table below.
Total members of the Board with
specified Director Competencies

12
10
5
6
8
3
3
2
3
1
3

Director Competencies

Executive Leadership. Public company chief executive officer (CEO) or senior executive experience managing a complex organization.	Financial Expertise, CFO and Audit. Experience as financial expert and/or a public company chief financial officer (CFO) or audit partner.

Corporate Governance / Public Company Board. Experience in public company corporate governance-related issues, policies, and best practices.	Risk Management. Experience in risk management with oversight of different types of risk.

Financial Services. Experience working as a senior finance executive or insurance industry expertise.	Consumer Insight / Analytics. Experience in marketing and interpreting consumer behaviors.

Global Literacy. Experience as a senior executive working for an international company or working or living in countries outside of the U.S.	Technology. Experience with innovative technology, digital, cybersecurity and technology-driven issues, and the related regulatory landscape.

Regulated Industry / Government. Experience in operating businesses in similar, highly regulated industries, interacting with regulators, and policymakers and/or working in government.
Sustainability. Experience with the principles of environmental stewardship, social issues including DEI, philanthropy and community development, and aligning these activities and values to financial and operational performance and building trust with customers, employees and other stakeholders.

Investments. Experience in financial investments markets and investment decisions and strategy.

16

Proxy Statement Summary
The following table provides summary information about each Director nominee as of April 28, 2023.

Committee Membership
Director Nominee and Professional Background	Director Competencies[1]	A	C	E	F	G	I
Cheryl W. Grisé, Independent (70) Former Executive Vice President, Northeast Utilities	•Executive Leadership •Corporate Governance/Public Company Board •Regulated Industry/Government •Sustainability
Carlos M. Gutierrez, Independent (69) Former U.S. Secretary of Commerce	•Executive Leadership •Corporate Governance/Public Company Board •Global Literacy •Consumer Insight/Analytics
Carla A. Harris, Independent (60) Senior Client Advisor Morgan Stanley	•Executive Leadership •Corporate Governance/Public Company Board •Financial Services •Investments
Gerald L. Hassell, Independent (71) Former Chairman of the Board and Chief Executive The Bank of New York Mellon Corporation	•Executive Leadership •Regulated Industry/Government •Financial Expertise, CFO and Audit •Risk Management
David L. Herzog, Independent (63) Former Chief Financial Officer and Executive Vice President, American International Group	•Executive Leadership •Financial Services •Global Literacy •Financial Expertise, CFO and Audit

R. Glenn Hubbard, Ph.D., Independent (64)
Chairman of the Board, MetLife Inc. Dean Emeritus and
Russell L. Carson Professor of Economics and Finance,
Graduate School of Business, and Professor of Economics,
Faculty of Arts and Sciences, Columbia University
•Corporate Governance/Public Company Board •Regulated Industry/Government •Investments •Sustainability
Jeh C. Johnson, Independent (65) Partner, Paul, Weiss, Rifkind, Wharton & Garrison, LLP	•Executive Leadership •Corporate Governance/Public Company Board •Regulated Industry/Government •Risk Management
Edward J. Kelly, III, Independent (69) Former Chairman, Institutional Clients Group, Citigroup Inc.	•Executive Leadership •Corporate Governance/Public Company Board •Financial Services •Global Literacy
William E. Kennard, Independent (66) Former U.S. Ambassador to the European Union	•Corporate Governance/Public Company Board •Global Literacy •Regulated Industry/Government •Investments
Michel A. Khalaf, Not Independent (59) President and Chief Executive Officer, MetLife, Inc.	•Executive Leadership •Financial Services •Global Literacy •Regulated Industry/Government
Catherine R. Kinney, Independent (71) Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.	•Executive Leadership •Corporate Governance/Public Company Board •Financial Services •Regulated Industry/Government
Diana L. McKenzie, Independent (58) Former Chief Information Officer, Workday, Inc.	•Executive Leadership •Regulated Industry/Government •Consumer Insight/Analytics •Technology
Denise M. Morrison, Independent (69) Former President and Chief Executive Officer, Campbell Soup Company	•Executive Leadership •Corporate Governance/Public Company Board •Global Literacy •Consumer Insight/Analytics
Mark A. Weinberger, Independent (61) Former Global Chairman and Chief Executive Officer, EY	•Executive Leadership •Corporate Governance/Public Company Board •Financial Expertise, CFO and Audit •Sustainability

A - Audit	E - Executive	G - Governance and Corporate Responsibility
C - Compensation	F - Finance and Risk	I - Investment
- Chair
1For the definition of each Director Competency see Director Competencies.

2023 PROXY STATEMENT	17

01

Election of Directors for a One-Year Term Ending at the 2024 Annual Meeting of Shareholders

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.
The Company’s success and long-term value depend on the judgment, skills, experiences and personal attributes of its Directors. Each individual presented on the following pages has been nominated for election because of these qualities. As members of the Board, these individuals oversee MetLife’s strategic and financial business plans, management succession plans, and enterprise risk. They also oversee the CEO, the other Executive Officers and the other most senior members of management in their management of the Company’s business.
The Board of Directors currently has 14 members serving terms of office ending at the Annual Meeting.
Each Director nominee is currently serving as a MetLife Director and has agreed to continue to serve if elected. If elected, each Director nominee will serve for a one-year term expiring at MetLife’s 2024 annual meeting. Each Director will hold office until his or her successor has been elected and qualified, or until the Director’s earlier resignation or removal. The Board of Directors has no reason to believe that any nominee would be unable to serve if elected. However, if for any reason a nominee should become unable to serve at or before the Annual Meeting, the Board could reduce its size or nominate a replacement candidate for election. If you granted a proxy to vote your shares for the election of an unavailable candidate, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies will not have authority to vote for a greater number of nominees than the number of nominees named on the proxy card.
Each of the Director nominees also serves as a director of Metropolitan Life, a direct, wholly-owned subsidiary of MetLife with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products. The common stock of Metropolitan Life is not publicly traded.
In light of the individual skills and experiences of each of our Director nominees, the Board of Directors has concluded that each Director nominee should be elected at the Annual Meeting and recommends that you vote FOR the election of each of the Director nominees.

18

Corporate Governance
Director Nominees

Cheryl W. Grisé, 70	Director since 2004; Independent

Professional Highlights:
•Northeast Utilities (now Eversource Energy), a public utility holding company engaged in the distribution of electricity and natural gas
•Executive Vice President (2005 - 2007)
•Chief Executive Officer of principal operating subsidiaries (2002 - 2007)
•President, Utility Group (2001 - 2007)
•Senior Vice President, Corporate Secretary and General Counsel (1998 - 2001)
Other U.S. Listed Public Company Directorships:
•Dollar Tree, Inc. (2022 - Present)
•ICF International, Inc. (2012 - Present)
•PulteGroup, Inc. (2008 - Present)
Education:
•B.A., University of North Carolina at Chapel Hill
•J.D., Thomas Jefferson School of Law
•Executive Management Program, Yale University School of Organization and Management

Ms. Grisé gained substantial insight into the challenges of managing a highly regulated company through her executive leadership roles at Northeast Utilities (now Eversource Energy). Ms. Grisé’s experience as Senior Vice President, Corporate Secretary and General Counsel enables her to bring a unique perspective to the Board’s responsibility to oversee management’s decisions within a regulated industry and to ensure that the Company’s corporate governance framework functions effectively.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Sustainability
MetLife Board Committees:
•Audit
•Compensation (Chair)
•Executive
•Governance and Corporate Responsibility

2023 PROXY STATEMENT	19

Corporate Governance

Carlos M. Gutierrez, 69	Director since 2013; Independent

Professional Highlights:
•EmPath, Inc., a human capital technology company
•Co-Founder, Chairman and Chief Executive Officer (2020 - Present)
•The Albright Stonebridge Group, a consulting firm
•Co-Chair (2014 - 2020)
•Vice-Chair (2013 - 2014)
•Citigroup, Inc., a financial services firm
•Vice Chairman, Institutional Client Group (2011 - 2013)
•Global Political Strategies (division of APCO Worldwide, Inc.)
•Chairman and Founding Consultant (2010 - 2011)
•U.S. Department of Commerce
•Secretary (2005 - 2009)
•Kellogg Company, a manufacturer of packaged food products
•Chairman and Chief Executive Officer (2000 - 2005)
•Other senior positions (1998 - 2000)
Other U.S. Listed Public Company Directorships:
•Occidental Petroleum Corporation (2009 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Exelon Corporation (2021 - 2023); Time Warner, Inc. (2013 - 2018)
Education:
•Instituto Tecnologico y de Estudios Superiores de Monterrey, Business Administration Studies

Through his roles as U.S. Secretary of Commerce and Chairman and Chief Executive Officer of Kellogg Company, Secretary Gutierrez developed an extensive understanding of what drives consumers and the complexities of overseeing a large enterprise in a competitive global economy. An innovator in skills-based talent management, Secretary Gutierrez’s unique professional experience allows him to bring a valuable perspective to the Board’s oversight of the Company’s human capital management strategies, interactions with domestic and foreign governments and regulators, and its broader global development.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Global Literacy
•Consumer Insight / Analytics
MetLife Board Committees:
•Finance and Risk
•Investment

20

Corporate Governance

Carla A. Harris, 60	Director since 2022; Independent

Professional Highlights:
•Morgan Stanley, a multinational investment bank and financial services firm
•Senior Client Advisor (2021 - Present)
•Vice Chairman, Managing Director, Senior Client Advisor, Head of Multicultural Client Strategy (2012 - 2021)
•Other senior positions focused on mergers and acquisitions, equity capital markets, and asset management (1987 - 2012)
Other U.S. Listed Public Company Directorships:
•Cummins Inc. (2021 - Present)
•Walmart, Inc. (2017 - Present)
Education:
•A.B. and M.B.A., Harvard University

With more than thirty years of experience as a senior leader of a global financial services firm, Ms. Harris has a keen understanding of how to enhance client connectivity and generate revenue through investments and strategic transactions. As a published author, award-winning podcaster, public speaker and widely recognized leader of efforts to promote equity and inclusion, Ms. Harris contributes significant expertise to the Board’s oversight of the Company’s business and sustainability strategies.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Services
•Investments
MetLife Board Committees:
•Governance and Corporate Responsibility
•Investment

2023 PROXY STATEMENT	21

Corporate Governance

Gerald L. Hassell, 71	Director since 2018; Independent

Professional Highlights:
•BNY Mellon, a financial services corporation
•Chairman of the Board of Directors and Chief Executive Officer (2011 - 2017)
•Member of Board of Directors and President (2007 - 2012)
•President, The Bank of New York Company, Inc. (merged with Mellon Financial Corporation in 2007 to form BNY Mellon) (1998 - 2007)
•Various other executive leadership positions
Other U.S. Listed Public Company Directorships:
•Comcast Corporation (2008 - Present)
Education:
•B.A., Duke University
•M.B.A., New York University Stern School of Business

As the Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (BNY Mellon), Mr. Hassell developed a sophisticated understanding of shareholder value creation and brings to the Board significant expertise about leading a large financial institution in a highly regulated industry. In addition, his commitment to social responsibility and community development makes him a valuable resource for oversight of the Company’s corporate and social responsibility initiatives.
Director Competencies:
•Executive Leadership
•Regulated Industry / Government
•Financial Expertise, CFO and Audit
•Risk Management
MetLife Board Committees:
•Compensation
•Finance and Risk
•Investment

22

Corporate Governance

David L. Herzog, 63	Director since 2016; Independent

Professional Highlights:
•Bain Capital Insurance, the dedicated insurance investing and solutions business of Bain Capital, a private investment firm
•Senior Advisor (2021 - present)
•American International Group (AIG), an insurance company
•Chief Financial Officer and Executive Vice President (2008 - 2016)
•Senior Vice President and Comptroller (2005 - 2008)
•Other senior positions, including Chief Financial Officer and Chief Operating Officer of American General Life following its acquisition by AIG (2000 - 2005)
•GenAmerica Corporation, an insurance company
•Chief Financial Officer (1999 - 2000)
•President, GenAm Shared Services (1998-1999)
•Various executive positions (1991-1998)
•Family Guardian Life Insurance Company, an insurance company (a subsidiary of Citigroup)
•Controller (1987 - 1991)
•Coopers & Lybrand, an accounting firm (predecessor firm of PricewaterhouseCoopers LLP) (1982 - 1987)
Other U.S. Listed Public Company Directorships:
•DXC Technology Company (2017 - Present)
•Ambac Financial Group, Inc. (2016 until June 2023)
Education:
•B.S., University of Missouri-Columbia
•M.B.A., University of Chicago Booth School of Business

Mr. Herzog brings more than three decades of life insurance and financial services expertise to the Board. His experience as the Chief Financial Officer of a global insurance company allows him to leverage his financial and risk management expertise, executive leadership experience, and deep understanding of the insurance business in order to enhance the Company’s strategies. In addition, Mr. Herzog’s broad knowledge of, and experience with, accounting matters is valuable to the Board’s oversight responsibilities.
Director Competencies:
•Executive Leadership
•Financial Services
•Global Literacy
•Financial Expertise, CFO and Audit
MetLife Board Committees:
•Audit (Chair)
•Compensation
•Executive
•Finance and Risk

2023 PROXY STATEMENT	23

Corporate Governance

R. Glenn Hubbard, Ph.D., 64	Director since 2007; Independent
Chairman of the Board

Professional Highlights:
•Columbia University, a private research university
•Dean Emeritus, Graduate School of Business (2019 - Present)
•Dean, Graduate School of Business (2004 - 2019)
•Russell L. Carson Professor of Economics and Finance, Graduate School of Business (1994 - Present)
•Professor of Economics, Faculty of Arts and Sciences (1997 - Present)
•Committee on Capital Markets Regulation, an independent nonprofit research organization
•Co-Chair (2006 – Present)
•President’s Council of Economic Advisers, an agency within the Executive Office of the President of the U.S.
•Chairman (2001 – 2003)
•Organization for Economic Cooperation and Development, an international economic and trade organization
•Chairman of Economic Policy Committee (2001 – 2003)
•U.S. Department of the Treasury
•Deputy Assistant Secretary for Tax Policy (1991 – 1993)
Other U.S. Listed Public Company Directorships or Registered Investment Company Directorships:
•BlackRock Fixed Income Funds (a fund complex comprised of 109 mutual funds) (2019 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Automatic Data Processing, Inc. (2004 - 2020)
Non-U.S. Listed Public Company Directorships:
•TotalEnergies SE
Education:
•B.A. and B.S., University of Central Florida
•Ph.D. and A.M., Harvard University

As an economic policy advisor at the highest levels of government and financial regulatory bodies, Dr. Hubbard has an unparalleled understanding of global economic conditions and emergent regulations, and economic policies. This expertise contributes to the Board’s understanding of how shifting economic conditions and developing regulations, and economic policies may impact the Company’s investments, businesses, and operations worldwide.
Director Competencies:
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Investments
•Sustainability
MetLife Board Committees:
•Executive
•Governance and Corporate Responsibility
•Investment

24

Corporate Governance

Jeh C. Johnson, 65	Director since 2023; Independent

Professional Highlights:
•Paul, Weiss, Rifkind, Wharton & Garrison, LLP, a law firm
•Partner and Co-Head of the Cybersecurity & Data Protection Practice Group (2017 - Present)
•Partner (prior to and between periods of government service since 1993)
•U.S. Department of Homeland Security
•Secretary (2013 - 2017)
•U. S. Department of Defense
•General Counsel (2009 - 2012)
•U.S. Department of the Air Force
•General Counsel (1998 - 2001)
•U.S. Attorney’s Office for the Southern District of New York
•Assistant District Attorney (1989 - 1991)
Other U.S. Listed Public Company Directorships:
•U.S. Steel Corporation (2020 - Present)
•Lockheed Martin Corporation (2018 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
PG&E Corporation (2017 - 2018)
Education:
•B.A., Morehouse College
•J.D., Columbia Law School

Secretary Johnson is a prominent cybersecurity expert and a renowned leader of large and complex institutions. As U.S. Secretary of Homeland Security, Secretary Johnson oversaw the third largest cabinet department of the U.S. government. Through his tenure as General Counsel of both the Department of Defense and the Air Force, Secretary Johnson developed a keen ability to navigate risk. As a recognized expert in cybersecurity, Secretary Johnson has testified before Congress on that topic numerous times since leaving government service.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Regulated Industry / Government
•Risk Management
MetLife Board Committees:
•Audit
•Governance and Corporate Responsibility

2023 PROXY STATEMENT	25

Corporate Governance

Edward J. Kelly, III, 69	Director since 2015; Independent

Professional Highlights:
•Citigroup Inc., a financial services corporation
•Chairman, Institutional Clients Group (2011 - 2014)
•Chairman, Global Banking (2010 - 2011)
•Vice Chairman (2009 - 2010)
•Chief Financial Officer (2009)
•Head of Global Banking (2008 - 2009)
•President and Chief Executive Officer, Citi Alternative Investments (2008)
•President, Citi Alternative Investments (2008)
•The Carlyle Group, an asset management firm
•Managing Director (2007-2008)
•Executive and leadership positions at various organizations, including
•The PNC Financial Services Group, Inc. (merged with Mercantile Bankshares Corporation), a financial services corporation (2001 - 2007)
•J.P. Morgan Chase & Co. (and its predecessor company J.P. Morgan & Co. Incorporated), a financial services corporation (1994 - 2001)
•Davis Polk & Wardwell, LLP, a law firm
•Partner (1988 - 1994)
Other U.S. Listed Public Company Directorships:
•Dollar Tree, Inc. (2022 - Present)
•Citizens Financial Group (2019 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
CSX Corporation (2002 - 2019); XL Group Ltd. (2014 - 2018)
Education:
•A.B., Princeton University
•J.D., University of Virginia School of Law

Mr. Kelly’s extensive executive leadership experience in the financial services industry further strengthens the Board’s ability to oversee the Company’s strategic planning within the bounds of a complex legal and regulatory framework. In addition to his knowledge of investment products and services, Mr. Kelly brings valuable perspective to the Board from his experience building a client-centric model and from managing the global operations of a major financial institution.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Services
•Global Literacy
MetLife Board Committees:
•Audit
•Compensation
•Executive
•Finance and Risk (Chair)

26

Corporate Governance

William E. Kennard, 66	Director since 2013; Independent

Professional Highlights:
•Velocitas Partners LLC, an asset management firm
•Co-Founder and Non-Executive Chairman (2013 - Present)
•Astra Capital Management, a private equity firm
•Co-Founder (2016 - Present)
•Staple Street Capital, a private equity firm
•Member of Operating Executive Board (2013 - Present)
•Artificial Intelligence Foundation, an artificial intelligence company
•Advisor (2018 - Present)
•U.S. Mission to the European Union
•Ambassador (2009 - 2013)
•The Carlyle Group
•Managing Director (2001 - 2009)
•U. S. Federal Communications Commission
•Chairman (1997 - 2001)
•General Counsel (1993 - 1997)
•Verner, Liipfert, Bernhard, McPherson and Hand (now DLA Piper), a law firm
•Partner (1984 - 1993)
Other U.S. Listed Public Company Directorships:
•Ford Motor Company (2015 - Present)
•AT&T Inc. (2014 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Duke Energy Corporation (2014 - 2021)
Education:
•B.A., Phi Beta Kappa, Stanford University
•J.D., Yale Law School

Mr. Kennard’s career has provided him with extensive public policy and global investment expertise. As United States Ambassador to the European Union, Mr. Kennard worked to promote transatlantic trade and investment and reduce regulatory barriers to commerce. In his years of public service, Mr. Kennard advanced technology access to underserved populations. His extensive regulatory and international experience enhances the Board’s ability to effectively execute its oversight responsibilities.
Director Competencies:
•Corporate Governance / Public Company Board
•Global Literacy
•Regulated Industry / Government
•Investments
MetLife Board Committees:
•Executive
•Finance and Risk
•Investment (Chair)

2023 PROXY STATEMENT	27

Corporate Governance

Michel A. Khalaf, 59	Director since 2019; Not Independent

Professional Highlights:
•MetLife, Inc.
•President and Chief Executive Officer (2019 - Present)
•President, U.S. Business and EMEA (2017 - 2019)
•President, EMEA (2011 - 2017)
•MetLife Executive Officer (2011 - Present)
•Executive Vice President, Middle East, Africa and South Asia Region (2010 - 2011)
•American Life Insurance Company (Alico) (acquired by MetLife from AIG in 2010), an insurance company
•Regional President, MEASA Region, Alico (2008 – 2010)
•Deputy President & Chief Operating Officer, AIGPhilamlife, Philippines (2006 – 2008)
•Regional Senior Vice President, AIG-Amplico Life, Poland (2001 – 2006)
•General Manager, Alico Egypt (1996 – 2001)
•Chief Operating Officer, Alico Unionvita, Italy (1994 – 1996)
•Deputy General Manager, Alico Bahamas (1992 – 1994)
•Regional Investment Manager, Alico Paris (1990 – 1992)
•Mr. Khalaf began his career as an investment officer at Alico headquarters in Wilmington, Delaware
Other U.S. Listed Public Company Directorships:
•None
Education:
•B.S., Engineering, Syracuse University
•M.B.A., Finance, Syracuse University

Mr. Khalaf’s lengthy and successful career in the life insurance industry affords him the opportunity to bring extensive industry expertise, an entrepreneurial spirit, and strong leadership skills to the Board. His work has spanned markets across Europe, Middle East and Africa (EMEA), Asia, and the U.S., which helps to facilitate his ability to take a global view of businesses and cultures. Since joining the Company in 2010 with the acquisition of American Life Insurance Company, Mr. Khalaf has driven innovation, capital efficiency, and profitable growth.
Director Competencies:
•Executive Leadership
•Financial Services
•Global Literacy
•Regulated Industry / Government
MetLife Board Committees:
•Executive (Chair)

28

Corporate Governance

Catherine R. Kinney, 71	Director since 2009; Independent

Professional Highlights:
•NYSE Euronext, a provider of financial services including securities exchange and clearing operations
•Served in Paris, France, with responsibility for overseeing the global listing program, marketing, and branding (2007 - 2009)
•President and Co-Chief Operating Officer, NYSE (merged with Euronext in 2008 to form NYSE Euronext) (2002 - 2008)
•Joined NYSE in 1974 and held management positions in several divisions, with responsibility for trading floor operations and technology (1987 - 1996), all client relationships (1996 - 2007), and regulation (2002 - 2004)
Other U.S. Listed Public Company Directorships:
•SolarWinds Corporation (2018 - Present)
•MSCI Inc. (2009 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
QTS Realty Trust, Inc. (2013 - 2021)
Education:
•B.A., magna cum laude, Iona College
•Advanced Management Program, Harvard Graduate School of Business

Ms. Kinney’s experience as a senior executive and Chief Operating Officer of a multinational, regulated entity, her key role in transforming the New York Stock Exchange (NYSE) to a publicly held company, and her leadership in developing and establishing the NYSE corporate governance standards for its listed companies demonstrate her knowledge of, and experience with, issues of corporate development, transformation, and governance. These qualities are relevant to ensuring that the Board establishes and maintains effective governance structures appropriate for a global provider of insurance and financial products and services.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Services
•Regulated Industry / Government
MetLife Board Committees:
•Audit
•Compensation
•Finance and Risk

2023 PROXY STATEMENT	29

Corporate Governance

Diana L. McKenzie, 58	Director since 2018; Independent

Professional Highlights:
•DLM Horizons, LLC, a consulting limited liability company
•Consultant / Owner (2020 - Present)
•BrightInsight, Inc., a provider of digital health platforms for biopharma and medical device companies
•Advisor (2020 - Present)
•EmPath, Inc., Inc., a human capital technology company
•Advisor (2020 - 2022)
•Workday, Inc., a financial and human capital management software company
•Chief Information Officer (2016 - 2019)
•Amgen, Inc., a biotechnology company
•Senior Vice President and Chief Information Officer (2010 - 2016)
•Vice President, Amgen Enterprise Technology Services and Enterprise Architecture (2007 - 2010)
•Executive Director, Amgen Information Systems, Product Development and Commercialization (2004 - 2007)
•Eli Lilly and Company, a pharmaceutical company
•Group Director, Lilly Research Laboratories, Product Development and commercialization (2000 – 2004)
•Various Information Systems leadership roles supporting Research & Development, Corporate Engineering, Human Resources, and IT Architecture, Strategy, and Planning (1987 – 1999)
Other U.S. Listed Public Company Directorships:
•Agilon Health, Inc. (2023 - Present)
•Vertex Pharmaceuticals Incorporated (2020 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Change Healthcare Inc. (2019 - 2022)
Education:
•B.S., Purdue University
•Information Technology Management Program, University of California, Los Angeles

With nearly three decades of experience culminating with her role as Chief Information Officer of Workday, Inc., Ms. McKenzie is a proven technology leader and an innovator who brings deep digital, technology, and cybersecurity knowledge and perspective to the Board. Her expertise informs the Board’s oversight of the Company’s ongoing efforts to grow its digital capabilities, navigate the regulatory landscape, and support its global operations.
Director Competencies:
•Executive Leadership
•Regulated Industry / Government
•Consumer Insight / Analytics
•Technology
MetLife Board Committees:
•Audit
•Compensation
•Finance and Risk

30

Corporate Governance

Denise M. Morrison, 69	Director since 2014; Independent

Professional Highlights:
•Denise Morrison & Associates LLC, a consulting firm
•Founder (2018 - Present)
•PSP Capital, a private equity firm
•Senior Advisor (2019 - 2020)
•Campbell Soup Company, President and Chief Executive Officer (2011 – 2018)
•Executive Vice President and Chief Operating Officer (2010 – 2011)
•President, North America Soup, Sauces and Beverages (2007 – 2010)
•President, Campbell USA (2005 – 2007)
•President, Global Sales and Chief Customer Officer (2003 – 2005)
•Kraft Foods, Inc., a food and beverage company
•Executive Vice President and General Manager, Kraft Snacks (2001 –2003)
•Executive Vice President and General Manager, Kraft Confections (2001)
•Senior Vice President and General Manager, Nabisco Down the Street (2000)
•Senior Vice President, Nabisco Sales and Integrated Logistics (1998 – 2000)
•Nestlé USA, Inc., a food and beverage company
•Various senior marketing and sales positions (1984 – 1995)
•PepsiCo, Inc., a food and beverage company
•Various trade and business development positions (1982 – 1984)
•The Procter & Gamble Company, a consumer products company
•Various sales management positions (1975 – 1982)
Other U.S. Listed Public Company Directorships:
•Quest Diagnostics Inc. (2019 - Present)
•Visa Inc. (2018 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Campbell Soup Company (2010 - 2018)
Education:
•B.S., Boston College

Ms. Morrison has a distinguished track record of building successful businesses and growing iconic brands. Her experience as chief executive officer of a global company provides her with a strong foundational understanding of the Company’s key challenges and opportunities in consumer and customer management, financial management, operations, risk management, talent management, and succession planning. Ms. Morrison’s strong commitment to corporate social responsibility and civic engagement make her a valuable resource for the Board and an asset to the Company’s shareholders.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Global Literacy
•Consumer Insight / Analytics
MetLife Board Committees:
•Compensation
•Executive
•Governance and Corporate Responsibility (Chair)
•Investment

2023 PROXY STATEMENT	31

Corporate Governance

Mark A. Weinberger, 61	Director since 2019; Independent

Professional Highlights:
•Tanium, a cybersecurity and systems management company
•Senior Advisor (2021 - Present)
•Stone Canyon Industries, Inc., a global industrial holding company
•Senior Advisor (2020 - Present)
•Teneo, a global CEO advisory firm
•Senior Advisor (2020 - Present)
•EY, a leading global professional services organization
•Partner, EYEA, LLP, a member firm of EY (2008 - 2019)
•Global Chairman and Chief Executive Officer (2013 - 2019)
•Global Chairman and CEO-elect (2012 - 2013)
•Global Vice Chairman, Tax (2008 - 2012)
•Other senior roles (1987 - 2001, 2002 - 2008)
•U.S. Department of the Treasury
•Assistant Secretary (2001 - 2002)
•Washington Counsel, P.C., a law and legislative advisory firm
•Co-Founder and Principal (1996 – 2000)
•Oldaker, Ryan & Leonard, a law firm
•Partner (1995 – 1996)
•U.S. President Bill Clinton’s Bipartisan Commission on Entitlement and Tax Reform
•Chief of Staff (1994)
•U.S. Senate
•Chief Tax and Budget Counsel (1991 – 1994)
Other U.S. Listed Public Company Directorships:
•Johnson & Johnson (2019 - Present)
•Prior U.S. Listed Public Company Directorships (past five years):
Accelerate Acquisition Corp. (2021 - 2022)
Other Non-U.S. Listed Public Company Directorships:
•Saudi Arabian Oil Company (Aramco) (2020 - Present)
Education:
•B.A., Emory University
•M.B.A. and J.D., Case Western Reserve University
•L.L.M., Georgetown University Law Center

Mr. Weinberger brings a diverse professional background to the Board, having served throughout his career in a wide variety of leadership roles, including as chairman, chief executive officer, operating executive, government leader, advisor, and startup founder. During Mr. Weinberger’s tenure as the Global Chairman and CEO of Ernst & Young (EY), he championed increased diversity at all levels and focused on creating a more inclusive culture.
Director Competencies:
•Executive Leadership
•Corporate Governance / Public Company Board
•Financial Expertise, CFO and Audit
•Sustainability
MetLife Board Committees:
•Audit
•Governance and Corporate Responsibility

32

Corporate Governance
Information About the Board of Directors
Corporate Governance
The Board of Directors recognizes the importance of effective corporate governance in fulfilling the Board’s responsibilities to shareholders. This section describes some of MetLife’s key corporate governance practices.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines (the Corporate Governance Guidelines) that set forth the Board’s policies on a number of governance-related matters, including:
•Director qualification standards, independence requirements, and responsibilities;
•Identification of candidates for Board positions;
•Director membership on other public company boards;
•Management development and succession plans;
•Director access to management and outside advisors;
•Director compensation;
•Director share ownership guidelines;
•Election of a Lead Director by the Independent Directors if the Chairman of the Board is not an Independent Director;
•Independent Chairman and Lead Director responsibilities;
•Board committees;
•Director orientation and continuing education;
•Annual Board performance evaluation; and
•Annual Corporate Governance Guidelines review.
The Corporate Governance Guidelines and the Company’s By-Laws provide for a majority voting standard in uncontested Director elections.
A printable version of the Corporate Governance Guidelines is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines.”
Board Composition
Board Leadership Structure
The Board of Directors believes it is important to maintain flexibility in its Board leadership structure. The Board has determined that the best and most effective leadership structure for MetLife and its shareholders at this time is to have separate chief executive officer and chairman roles. The Board considered numerous factors in making this decision, including the Company’s strategy and prevailing governance practices. This structure enhances the Board’s ability to exercise independent oversight of MetLife management on behalf of its shareholders.
The Board’s leadership structure is among the topics regularly discussed during the Company’s shareholder engagement, and shareholder feedback is considered by the Board in its determination of leadership structure.
R. Glenn Hubbard has served as the Company’s independent Chairman of the Board since May 1, 2019. The Board elected Dr. Hubbard to serve as Chairman of the Board on the strength of his leadership qualities, understanding of global economic conditions and markets, and expertise in public policy and regulatory developments.
The Chairman’s duties and responsibilities focus on promoting sound corporate governance practices and ensuring effective Board oversight on behalf of the Company’s shareholders.

2023 PROXY STATEMENT	33

Corporate Governance

The Chairman:
•Presides over shareholder meetings, Board of Directors meetings and executive sessions of Directors, with authority to call meetings of the Board and of the Independent Directors;
•Establishes a relationship of trust with the CEO, providing guidance and advice;
•Promotes and facilitates effective communication, and serves as a conduit between the Board and the CEO and other members of management;
•Approves information sent to the Board for Board meetings, as appropriate;
•Sets the agenda for Board meetings with input from the CEO;
•Approves Board meeting schedules to ensure that there is sufficient time for robust discussion of all agenda items;
•Confers with the CEO on matters of importance that may require Board action or oversight, ensuring the Board focuses on key issues and tasks facing the Company;

•Provides guidance to the Board regarding the ongoing development of Directors;
•Leads biennial self- and peer-Director evaluations, and provides one-on-one feedback to each Director;
•Participates in the Compensation Committee’s annual performance evaluation of the CEO;
•Oversees CEO and management succession planning with the Chair of the Governance Committee;
•Ensures the efficient and effective performance and functioning of the Board;
•Provides input on the composition of the Board and the membership and leadership of its Committees;
•Represents the Board as appropriate in communications with shareholders and other stakeholders; and
•Assists the Board, the Governance Committee, and management in promoting corporate governance best practices.

In addition, each of the Board Committees (with the exception of the Executive Committee) is chaired by an Independent Director who has demonstrated both expertise in the responsibilities of that Committee and strong leadership skills. Each of the Committees (except the Executive Committee) is composed entirely of Independent Directors.
The successful partnership among the independent Chairman of the Board, Committee Chairs, Independent Directors and the CEO facilitates strong leadership and effective independent oversight of the Company and management.
The Board also periodically rotates Committee chairs. Since December 2019, it has appointed new chairs of the Compensation Committee and Governance Committee.
Independent Oversight of Management
The Board currently consists of 14 Directors, none of whom, other than Michel A. Khalaf, the Company’s President and CEO, are officers of the Company or of any entity in a consolidated group with the Company (each such Director, a Non-Management Director). For information about the current membership of the Board of Directors and the Board Committees among directors nominated for re-election, see Director Nominee Summary.
Every year, the Board reviews the independence of all Non-Management Directors. The Board has affirmatively determined that each Non-Management Director has no material relationship with the Company and satisfies the independence requirements applicable under the NYSE Corporate Governance Standards, U.S. Securities and Exchange Commission (SEC) regulations and under applicable law, including, as applicable, the categorical independence standards set forth in the Corporate Governance Guidelines, financial literacy requirements, and specific requirements regarding audit and compensation committee members (each such Director, an Independent Director). As a result, a majority of the Board is independent. For information on the Board's categorical independence standards, see the Corporate Governance Guidelines, which is available on MetLife’s website at www.metlife.com/about-us/corporate-governance under “Corporate Governance Guidelines."

34

Corporate Governance
Attendance and Executive Sessions of Independent Directors
In order to satisfy their oversight responsibilities, Directors are expected to attend all meetings of the Board and the Committees on which they serve, and the annual meeting of the shareholders of the Company, subject to unavoidable circumstances, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In 2022, the Board of Directors held five meetings, and the MetLife Board Committees held a total of 33 meetings. Each of the current Directors who served during 2022 attended more than 75 percent of the aggregate number of meetings of the Board and the Committees held on which such Director served while such Director was a member. At each regularly scheduled Board of Directors meeting, the Company’s Independent Directors meet in executive session without management present. The independent Chairman of the Board presides over the executive sessions of the Independent Directors. All of the Directors serving at the time of MetLife’s 2022 annual meeting of shareholders attended the meeting.
Director Nomination Process
Nominations for election as Director at the Company’s annual meetings may be made either by the Board or by a shareholder (or shareholders) in compliance with the requirements of the Company’s By-Laws, as described below.
Nominations by the Board. The Company’s Board nominates Director candidates upon the recommendation of the Governance Committee. Potential Director nominees are identified by the Governance Committee and the Board through a variety of means, including through recommendations of Board members, officers, and shareholders. The Board may also engage search firms, from time to time, to assist with identifying and evaluating potential Director nominees. Potential Director nominees provide information about their qualifications and, as necessary, participate in interviews conducted by individual Board members. Candidates are evaluated based on the information supplied by the candidates and information obtained from other sources, and are considered in light of the Director Competencies matrix.
In recommending candidates for election as Directors, the Governance Committee takes into consideration the ability of candidates to enhance the perspective and experience of the Board as a whole, the need for the Board to have a majority of Directors be Independent Directors, and any other criteria the Board establishes from time to time.
Under the Corporate Governance Guidelines, any candidate whom the Governance Committee would recommend for election to the Board must meet certain minimum qualifications, including those related to financial literacy, leadership experience, commitment to the Company’s values, absence of conflicting commitments, reputation and integrity and other factors, including an understanding of consumer insight and analytics and finance, sound business judgment, significant experience and accomplishments and an appropriate educational background.
Nominations by Shareholders (including Proxy Access) The Company’s By-Laws allow eligible shareholders to nominate their own Director candidates to the Board without including such candidates in the Company’s proxy materials. In addition, a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials Director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and nominees satisfy the requirements specified in the By-Laws. For further information on procedures governing the submission of shareholder nomination of Director nominees, see 2024 Shareholder Annual Meeting Shareholder Proposals and Nominations Deadline.
The Governance Committee and the Board, as applicable, will consider shareholder recommendations of candidates for nomination as Directors that satisfy the notification, timeliness, consent, and information requirements set forth in the Company’s By-Laws. Among other things, the shareholder’s recommendation must set forth all of the information about the recommended candidate that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and related regulations, and must include the recommended candidate’s written consent to be named in the Proxy Statement as a nominee and to serve as a Director if elected. The recommendation must also be accompanied by a completed Stockholder Disclosure Questionnaire. For more information, see the Company’s By-Laws available at www.metlife.com/about-us/corporate-governance. The Governance Committee makes no distinctions in evaluating nominees based on whether or not such nominee is recommended by a shareholder. For further information about shareholder recommendations for nominations of candidates, see 2024 Shareholder Annual Meeting Shareholder Proposals and Nominations Deadline.

2023 PROXY STATEMENT	35

Corporate Governance
Board Refreshment and Director Succession
As part of its ongoing responsibility to identify and evaluate potential Directors, the Governance Committee regularly reviews the skills and attributes most essential to the Board’s future success. With the support of a search firm that has expertise in this area, the Governance Committee recently identified Jeh C. Johnson, as a potential Non-Management Director. The Governance Committee’s robust process for assessing the overall composition of the Board is reflected through the mix of skills, experiences, backgrounds and diversity of the Board’s most recent additions, including Mr. Johnson. In the last 5 years, 6 new Directors have been elected by the Board. Of the 6 new Directors elected, 2 are female and 3 are racially, ethnically, and nationally diverse. If each Director nominee is elected to the Board, after the 2023 Annual Meeting, 35% of the Board will be diverse based on gender and 35% will be diverse based on race and/or ethnicity. For additional information on the composition of the Board, see Experienced and Diverse Board.

Board Refreshment Since 2018								Directors Who Have Joined the MetLife Board Since 2018

6 New Directors (5 of whom are Non-Management) 2 Female Directors 2 Racially Diverse Directors 1 Ethnically Diverse Director								Feb 2023
Jeh C. Johnson, Partner and Co-Head of the Cybersecurity & Data Protection Practice Group at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, joined the Board. Mr. Johnson brings to the Board his outstanding track record managing highly complex cybersecurity risks and his deep experience on the boards of other leading public companies.

								April 2022
Carla A. Harris, Senior Client Advisor at Morgan Stanley, a multinational investment bank and financial services firm, joined the Board. Ms. Harris brings to the Board her vast experience and knowledge across financial services and other industry sectors.

								Aug 2019
Mark A. Weinberger, former Global Chairman and Chief Executive Officer of EY, a leading global professional services organization, and former partner of EYEA, LLP, a member firm of the EY global network, joined the Board. Weinberger brings to the Board his extensive leadership experience and vast public and private sector knowledge.

Current Skills and Experience of Board Members Who Have Joined Since 2018
Executive Leadership	¢	¢	¢	¢	¢	¢	6	May 2019
Michel A. Khalaf, President and CEO of MetLife, joined the Board. Mr. Khalaf was the right executive to join the Board and continues to lead MetLife’s transformation into a company that continually innovates to meet customer expectations and create significant shareholder value.

Corporate Governance/Public Company Board	¢	¢	¢				3
Financial Services		¢		¢			2
Global Literacy				¢			1	Nov 2018
Diana L. McKenzie, former Chief Information Officer for Workday, Inc., an enterprise cloud applications company, joined the Board. Ms. McKenzie brings to the Board her nearly three decades of experience as a technology leader and innovator and her deep knowledge of digital platforms and technology.

Regulated Industry/Government	¢			¢	¢	¢	4
Investments		¢					1
Financial Expertise, CFO and Audit			¢			¢	2
Risk Management	¢					¢	2	Feb 2018
Gerald L. Hassell, former Chairman and CEO of BNY Mellon, a financial services corporation, joined the Board. Mr. Hassell brings to the Board extensive financial services expertise and his strong track record as a successful leader of a large and complex organization.

Consumer Insight/ Analytics					¢		1
Technology					¢		1
Sustainability			¢				1

36

Corporate Governance
Director Orientation Process and Other Board Commitments
Director Orientation Process. Within six months after a Director has been elected to the Board, the Director participates in an orientation program that includes presentations by the Company’s executive officers concerning the Company’s strategic plans, the operations of significant business segments, significant financial, accounting and risk management issues, compliance programs, and the codes of ethics for the Board, employees and senior financial officers. In addition, when a Director is appointed to a particular committee for the first time, the Director participates in additional orientation sessions specific to such committee’s responsibilities.
Other Board Commitments. The Corporate Governance Guidelines encourage Directors to limit the number of other public company boards on which they serve (excluding MetLife affiliates). These service limits are summarized below.

Director Category	Additional Board Service Limits (excluding MetLife affiliates)
Directors who serve as the CEO of a public company	No more than 2
Other Directors	No more than 3
As part of the annual independence requirement review, the Governance Committee and Board evaluate the affiliations and public company board commitments of each Non-Management Director standing for election to determine whether such affiliations and commitments could impair the Director’s ability to serve on MetLife’s Board. Each Director nominee meets the public company board limitations established by the Board.
The Corporate Governance Guidelines require Directors to notify the Chair of the Governance Committee and the Chairman of the Board before accepting membership on other boards of directors, any audit committee or any other significant committee assignment on any other public company board of directors.
Mandatory Retirement Age; Changes to Principal Occupation or Primary Business Association
Mandatory Retirement Age. The Corporate Governance Guidelines provide that no Director may stand for election after such Director reaches the age of 72, and that a Director may continue to serve until the annual meeting coincident with or immediately following his or her 72nd birthday.
Changes to Principal Occupation or Primary Business Association. The Corporate Governance Guidelines also provide that each Director must offer to resign from the Board upon a change or discontinuance of his or her principal occupation or business responsibilities. The Governance Committee is charged with evaluating the relevant facts and circumstances and providing a recommendation to the Board as to whether to accept the offer of resignation or request that the Director continue to serve on the Board. The Board then determines the appropriateness of the Director's continued membership on the Board.

2023 PROXY STATEMENT	37

Corporate Governance
Board’s Primary Role and Responsibilities
The Board is responsible for overseeing the management of the Company’s business and advising the Company’s executive officers, who conduct the Company’s business and affairs. In performing their general oversight responsibility, Directors apply their business judgment to assure that the Company’s executive officers manage in the best long-term interests of the Company and its shareholders. The Board’s responsibilities include, but are not limited to:
•Reviewing, discussing, and approving the Company’s strategic plans and goals and significant business challenges and opportunities;
•Planning for the succession of Company’s CEO, executive officers and Chief Actuary; and
•Overseeing the Company’s enterprise risks to evaluate whether the business is being properly managed.
Strategy and Business Oversight
The Board oversees the development and execution of the Company’s strategic and financial business plans. Each year, senior executives present the Company’s financial business plans and strategic objectives to the Board. Throughout the year, the Board reviews the Company’s progress. In addition, the Board holds a day-long strategy session that brings together Directors, senior executives and external consultants to review the Company’s strategic goals, objectives and accomplishments by business segment and by geographic market. The commitments that comprise the Company’s financial, operational and strategic objectives are included in management’s goals, to which the Board holds executives accountable.
In addition to this formal oversight, Directors also have opportunities to assess company culture and employee sentiment through meetings and informal interactions with members of management.
Management Succession Planning Oversight
The Board believes that the continuing development of the Company’s managerial leadership is critically important to the Company’s success. The Board, in coordination with the Governance Committee, periodically reviews the skills, experience, and development plans of the Company’s senior leaders who may ultimately be candidates for more senior executive positions. The Directors meet regularly with senior leaders in the context of Board business, which gives Directors an opportunity to assess the qualifications of these individuals. In addition, the Board plans for executive succession and approves senior officer appointments to ensure that the Company will have managerial talent available to replace current executives when necessary.

38

Corporate Governance
Risk Oversight
MetLife has an integrated process for managing risks that is supported by a risk appetite statement, which is approved by the Board of Directors. Risk management is overseen by the full Board, numerous Board committees, and senior management risk committees. The Board of Directors has broad oversight of existing and emerging enterprise risks, and over management’s design and implementation of processes and procedures to identify, address and mitigate such risks. Board committees assist the Board with its oversight function. Management risk committees, established at the enterprise, regional and local levels, as needed, are comprised of senior leaders from the Company’s lines of business and corporate functions, which ensures comprehensive coverage and sharing of risk reporting.

Board of Directors
Each Board committee, other than the Executive Committee, assists the Board with its oversight of risk, consists entirely of Independent Directors, and provides regular reports to the full Board regarding matters reviewed at such committee.

Finance and Risk Committee	Audit Committee
•reviews policies, practices and procedures regarding risk assessment and management
•reviews reports from the Chief Risk Officer and other members of management about the steps taken to measure, monitor and manage risk exposures in the enterprise
•reviews benchmarks and target metrics related to financial and risk topics and monitor performance against such benchmarks and targets
•reviews reports on selected risk topics as the committee or management deems appropriate from time to time
•coordinates, through the Committee Chair, with the Chief Risk Officer and with other members of management, and with the Chairs of the other Board committees, to help ensure that the Finance and Risk Committee receives the information necessary to fulfill its duties and responsibilities with respect to risk assessment oversight and management policies, practices and procedures

•reviews and discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management
•reviews with management the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity
•reviews with management the Company’s financial condition
•reviews with management, the Chief Auditor and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that are brought to the Audit Committee’s attention that raise material issues regarding the Company’s financial statements or accounting policies
•receives reports from the Company’s General Counsel concerning significant legal and regulatory matters

Compensation Committee	Governance and Corporate Responsibility Committee	Investment Committee
•oversees management’s efforts to ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk-taking
•enhances execution of its responsibilities relating to risk in coordination with the Chairs of the Finance and Risk, Governance, and Audit Committees, who also serve on the Compensation Committee

•reviews the Company’s top compliance risks and compliance risk management- related activities
•reviews the Company’s policies, positions, and disclosures regarding significant ESG matters
•oversees the Company’s efforts to manage its reputation and culture
•oversees, in coordination with the Finance and Risk Committee, the management and mitigation of risks associated with the Company’s investment portfolio

Role of Management
While the Board and its Committees oversee risk management, the Company’s senior management is responsible for identifying, assessing, addressing and mitigating risk on a day-to-day basis and regularly reports to the Board and its committees on risk topics. To support the Board’s effective execution of its oversight role, MetLife operates under the “Three Lines of Defense” model (described below), where each employee has a role to play in risk management under the Company’s risk and control framework.

Lines of Defense

First	Second	Third
Lines of business and corporate functions identify, measure, monitor, manage, and report risk.
Independent from the lines of business and corporate functions, a centralized Global Risk Management department, led by the Company’s Chief Risk Officer who reports directly to the CEO, coordinates across all management risk committees to provide strategic advice and effective challenge and oversight to the first line of defense. The Chief Risk Officer reports regularly to the Board’s Finance and Risk and Compensation Committees and to senior management committees focused on financial and non-financial risks.
Internal Audit provides independent assurance and testing of the risk and control environment and related processes and controls.

2023 PROXY STATEMENT	39

Corporate Governance
Cybersecurity and Privacy Oversight
The Board of Directors oversees MetLife’s information security program that institutes and maintains controls for the systems, applications, and databases of the Company and of its third-party providers. MetLife’s CISO manages the program, in collaboration with the Company’s businesses and functions. The CISO and the head of Global Technology & Operations present updates to the Audit Committee quarterly and, as necessary, to the full Board. These regular reports include detailed updates on the Company’s performance preparing for, preventing, detecting, responding to and recovering from cyber incidents. The CISO also promptly informs and updates the Board about any information security incidents that may pose significant risk to the Company. The Company’s program is periodically evaluated by external experts, and the results of those reviews are reported to the Board.
Designed to protect the confidentiality, integrity and availability of all data MetLife owns or possesses, the program includes controls and procedures for monitoring, detecting, reporting, containing, managing, and remediating cyber threats. It is a risk-based approach program built on the cybersecurity framework developed by the U.S. National Institute of Standards and Technology.

Among the key features of the program are:
•A cybersecurity incident response team under the CISO’s direction, which is responsible for establishing and maintaining awareness of threats, vulnerabilities, and incidents
•An incident response plan that is managed by the CISO and the Company’s Privacy Office and tested through cross-functional annual exercises in all geographical regions of the Company, many of which include participation from senior executives and the Board
•Information security policies and procedures that are reviewed at least annually and updated to reflect changes in law, technology, practice and emerging threats
•Network and application testing and surveillance

•Periodic review of threats, vulnerabilities and other cybersecurity risks, internal and external
•Risk mitigation strategies, including annual internal and third-party risk assessments, as well as cybersecurity and privacy liability insurance that would defray costs associated with an information security breach
•Multiple employee training programs on information security, data security, and cybersecurity practices and protection of data against cyber threats, at least annually
•A cross-functional approach to addressing cybersecurity risk, with participation from Global Technology & Operations, Risk, Compliance, Legal, Privacy and Internal Audit functions

Sustainability Oversight
Recognizing the continued importance of sustainability matters to both MetLife’s business and stakeholders, MetLife’s ESG efforts, including the monitoring and management of ESG risks and opportunities, are coordinated across the enterprise. MetLife’s sustainability efforts are integrally tied to its business. MetLife considers a broad array of factors, including those related to sustainability and ESG, in evaluating business decisions.
The Board and its Committees oversee ESG matters, including the assessment and management of the relevant risks and opportunities in MetLife’s investments, operations and policies. MetLife’s management provides regular updates to the full Board and its Committees on various ESG matters. For more information on the Board’s committees and risk oversight, please refer to Information About Board Committees and Risk Oversight.
Governance
In addition to oversight by the Board and its committees, MetLife has a management-level risk oversight structure. Material risks, including ESG risks, as appropriate, are within the purview of multiple senior management committees. MetLife’s Enterprise Risk Committee, a senior management level committee, oversees the identification, measurement and management of material risks on an enterprise basis.

40

Corporate Governance
In 2022, MetLife launched a global Climate Advisory Council to enhance the governance of climate risk, which is chaired by MetLife’s Chief Risk Officer and includes the Chief Financial Officer, Chief Investment Officer, and General Counsel, among other executives. MetLife’s Global Diversity, Equity and Inclusion Leadership Council, led by MetLife’s President and CEO, is responsible for DEI commitment and accountability across the company. The council leaders are charged with driving and executing DEI strategy across businesses, functions and regions, providing strategic guidance and insight to improve performance, and promoting and championing DEI internally and externally.
At the operational level, MetLife’s Sustainability Function is part of MetLife’s Corporate Affairs department, and is dedicated to ESG strategy, management and reporting. The Sustainability Function’s efforts are led by the Chief Sustainability Officer and overseen by MetLife’s Executive Vice President, Head of Corporate Affairs, who reports directly to the CEO. MetLife’s DEI efforts are led by the Global Chief Diversity, Equity and Inclusion Officer, who reports directly to the CEO and the Chief Human Resources Officer, a reporting structure that underscores the importance of DEI. Additionally, MetLife’s leaders include ESG in annual performance objectives as part of a shared sustainability goal for MetLife’s executive leadership team. MetLife employees are responsible for driving progress toward MetLife’s Next Horizon Strategy, which includes making progress on sustainability commitments.
Strategy

Build a more inclusive and equitable workforce and society	Support a more resilient environment	Secure people’s health and well-being	Create economic stability and opportunity in communities we serve
MetLife’s sustainability strategy, which is closely aligned with the 17 U.N. SDGs, prioritizes good health and well-being, gender equality, decent work and economic growth, reduced inequalities and climate action. The Company demonstrates its commitment to this strategy through the security MetLife provides customers, the claims MetLife pays during times of need, its activities and investments in the communities that the Company serves and MetLife’s long-term investments in the broader economy.
MetLife’s sustainability strategy also includes a strategic approach to monitoring and managing ESG risks and opportunities. As MetLife adapts to meet the needs of a rapidly changing world, its commitment to address critical challenges is an important part of achieving its Next Horizon business strategy. For MetLife, ESG is about assessing and managing risks so that the Company can continue to live its purpose for the long term. Assessing a holistic array of ESG considerations allows MetLife to accelerate resource allocation to higher value opportunities and enable sustainable competitive differentiation.
Commitments
As a purpose-driven company, MetLife must continuously expand and adapt to meet the needs of a changing world. Over the last few years, MetLife has refined its sustainability commitments to look further ahead and to focus on the areas where it can make the greatest impact for its stakeholders. In 2022, MetLife committed to the following:

2050 Net Zero Commitments[1]	2030 DEI Commitments

•For years, MetLife has applied a diverse range of strategies to reduce emissions generated by its environmental footprint. In June 2022, MetLife made the commitment to achieve net zero GHG emissions for its global operations and general account investment portfolio by 2050 or sooner.

•Furthering MetLife’s commitment to having a diverse workforce and promoting an inclusive and equitable culture, in March 2022 MetLife announced comprehensive DEI goals to achieve by 2030, which remain aligned with MetLife’s purpose. Each commitment is anchored to MetLife’s business strategy and informed by the U.N. SDGs.

1 The Net Zero Commitment applies to GHG emissions from MetLife, Inc.’s global owned and leased offices and vehicle fleets, employee business travel, supply chain and assets in MetLife’s general account investment portfolio, which includes the general accounts of MetLife, Inc.’s wholly owned insurance company subsidiaries, where reliable data and methodologies are available. While reliable methodologies and data sets pertaining to certain GHG emissions are not available at this time, MetLife is committed to identifying and measuring relevant climate data as methodologies and standards evolve. Emissions are tracked in accordance with the Greenhouse Gas Protocol, unless otherwise directed by regulators.

2023 PROXY STATEMENT	41

Corporate Governance
Human Capital Management
MetLife strives to build a purpose-driven and inclusive culture where its employees are energized to make a difference. As a financial services company, MetLife relies significantly on its global workforce to leverage a wide variety of professional, technical, management, business and other skills and expertise, in order to create value for all of its stakeholders. MetLife’s priorities include talent attraction and retention, holistic well-being, DEI, talent and skill development, Total Compensation and benefits, and culture and engagement. These factors impact the readiness of the organization to fuel future business needs.
To continue strengthening and cultivating a diverse workforce that can thrive now and in the future, MetLife focuses on the following:

Talent Attraction and Retention	As MetLife prepares its talent for the future and brings out their potential through inclusion and development, MetLife aims to create conditions so the individual can personally flourish. The Company does this by celebrating value through recognition, demonstrating care through its relentless focus on health and wellness, and promoting stability through its benefits and compensation programs.
Holistic Well-Being	MetLife encourages its employees to prioritize health by connecting MetLife’s purpose, MetLife’s work and the importance of overall well-being. MetLife has adopted a new work arrangement model founded on business analysis that evaluates where, when and how jobs are performed enabling the nature of the role to determine the level of flexibility. MetLife continues to offer its global platform known as BeWell, launched in 2020, to provide resources to help employees with resilience and coping, staying balanced, maintaining physical and financial well-being, and building healthy relationships.
Diversity, Equity and Inclusion	MetLife aspires to cultivate an inclusive culture where its diversity of talent positions MetLife to meet the needs of its employees, customers, shareholders and the global communities it serves. In March 2022, MetLife announced a series of 2030 DEI commitments that address the needs of underserved and underrepresented communities through MetLife’s investments, products and services, supply chain, volunteering and community efforts.
Talent and Skill Development	MetLife’s success as a company begins with its employees. MetLife aims to create a culture of continuous learning and works to ensure every employee has access to tools, resources and incentives for growth. Employees leverage MetLife’s digitally enabled learning platform known as MyLearning to continuously develop and build the core skills they need in a dynamic environment. Additionally, employees can enhance and expand their skills through experiential learning through MetLife’s internal talent marketplace known as MyPath, enabling cross-functional learning through hands-on project work.
Compensation and Benefits	MetLife recognizes the importance of providing market-aligned compensation opportunities and comprehensive, cost-effective benefits to attract, retain, engage and motivate talented employees. MetLife uses a competitive total compensation framework that consists of base salary, as well as annual and LTI opportunities. MetLife’s benefits offerings prioritize holistic well-being, encouraging and equipping all employees globally to sustain and improve their physical, mental, financial and social wellness.
Culture and Engagement	The work of building MetLife’s purpose-driven, inclusive culture starts with trust. Trust permits MetLife, as a team, to be curious, forthcoming, open, imaginative, confident and inclusive. MetLife accelerates building trust and open dialogue through global networks where executive and senior leaders connect with employees, CEO-driven monthly town halls, MetLife’s powerful employee survey and listening program known as MyVoice and MetLife’s online tool, SpeakUp, that together with its Ethics & Fraud Hotline enable associates to report any concern or violation that impacts employees, customers or MetLife without fear of retaliation.
Additional information regarding human capital management can be found in MetLife’s Annual Report on Form 10-K for the year ended December 31, 2022.
Learn More about Sustainability at MetLife
Please visit www.metlife.com/sustainability to learn more about MetLife’s sustainability efforts and to access MetLife’s annual Sustainability Report. This report, or any other information from the MetLife website, is not a part of or incorporated by reference into this Proxy Statement.

42

Corporate Governance
Information About Board Committees
MetLife’s Board has designated six standing Board Committees: Audit; Compensation; Executive; Finance and Risk; Governance and Corporate Responsibility; and Investment. All Committees, other than the Executive Committee, are chaired by and consist entirely of Independent Directors. The Committee Chairs review and approve agendas for all meetings of their respective Committees.
The Board has delegated authority to the Committees to assist the Board in overseeing the management of the Company. The responsibilities of each Committee are defined in its charter and are summarized below. The charters for the Audit, Compensation, and Governance Committees incorporate the requirements of the SEC and the New York Stock Exchange (NYSE), to the extent applicable. Current, printable versions of these charters are available on MetLife’s website at https://www.metlife.com/about-us/corporate-governance.

Audit Committee Chair David L. Herzog Members Cheryl W. Grisé Jeh C. Johnson Edward J. Kelly, III Catherine R. Kinney Diana L. McKenzie Mark A. Weinberger Independent Directors: 7 Meetings held in 2022: 11
The Audit Committee assists the Board in fulfilling its responsibility to oversee:
•the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements;
•the adequacy of the Company’s internal control over financial reporting;
•the integrity of the Company's consolidated financial statements;
•the qualifications and independence of the Company's independent auditor;
•the appointment, retention, performance, and compensation of the Company's independent auditor and the performance of the internal audit function; and
•the Company’s compliance with legal and regulatory requirements related to matters within the scope of the Committee’s responsibilities.
In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the Chief Auditor, and the independent auditor significant issues regarding accounting and auditing principles and practices and financial statement presentations. These matters may include critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal control over financial reporting. The Audit Committee also reviews and discusses with the independent auditor existing, new or changing critical audit matters, and the Company’s practices with respect to non-GAAP financial information. The Audit Committee reviews the Company’s earnings press releases and related practices with management in advance of such disclosure.
The Audit Committee periodically discusses with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, and reviews with management the adequacy and effectiveness of the Company’s policies and internal controls regarding information security and cybersecurity.
The Audit Committee’s activities during 2022 with respect to the oversight of the independent auditor are described in more detail in Proposal 2 — Ratification of Appointment of the Independent Auditor, and its responsibilities for oversight of risk management are further discussed in Risk Oversight.
The Board has determined that all seven Audit Committee members are financially literate in accordance with NYSE listing requirements, and that the following three qualify as “audit committee financial experts” as such term is defined by the SEC: David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.
Under its charter, the Audit Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law, regulation, or the NYSE Corporate Governance Standards.

2023 PROXY STATEMENT	43

Corporate Governance

Compensation
Committee
Chair
Cheryl W. Grisé
Members
Gerald L. Hassell
David L. Herzog
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Denise M. Morrison
Independent Directors: 7
Meetings held in 2022: 6

The Compensation Committee:
•assists the Board in fulfilling its responsibility to oversee the development and administration of the Company’s compensation and benefits programs, including equity-based incentives programs, for executives and other employees;
•approves the corporate goals and objectives relevant to the CEO’s Total Compensation, evaluates the CEO’s performance in light of such goals and objectives, and recommends, for approval by the Independent Directors, the CEO’s Total Compensation level based on such evaluation;
•reviews, and recommends for approval by the Board, the Total Compensation and other elements of compensation, as appropriate, of each person who is an “executive officer” of the Company under the Exchange Act and related regulations and an “officer” of the Company under Section 16 of the Exchange Act and related regulations;
•reviews and approves, or recommends for Board approval, changes in the Company’s compensation programs and plans, and the Company’s policies regarding perquisites and other personal benefits provided to executives;
•oversees management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk taking;
•reviews the Company’s Performance-Based Compensation Recoupment (“clawback” and forfeiture provisions) Policy, and oversees its application; and
•reviews and discusses with management the Compensation Discussion and Analysis to be included in the Company’s Proxy Statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board whether the Compensation Discussion and Analysis should be included in the Proxy Statement, and (2) oversees preparation of and issues the Compensation Committee Report for inclusion in the Proxy Statement.
The Compensation Committee has sole discretion to retain or obtain the advice of compensation consultants, independent legal counsel, or other advisors to the committee. Before the Compensation Committee retains or obtains the advice of an external advisor that is subject to the NYSE’s Corporate Governance Standards, it considers factors related to that person’s independence from management, including the factors that the NYSE requires to be considered. The Compensation Committee is responsible for the appointment, amount of compensation, and oversight of any advisor it retains.
To assist the Compensation Committee in carrying out its responsibilities, the Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its executive compensation consultant. Meridian’s role in advising the Compensation Committee is discussed in Compensation Committee Consultant.
Under its charter, the Compensation Committee may delegate to a subcommittee or to the CEO or other Company officers any portion of its duties and responsibilities, if it believes such delegation is in the Company's best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards.

44

Corporate Governance

Executive Committee Chair Michel A. Khalaf Members Cheryl W. Grisé David L. Herzog R. Glenn Hubbard Edward J. Kelly, III William E. Kennard Denise M. Morrison Independent Directors: 6 Meetings held in 2022: 0	The Executive Committee: The Executive Committee exercises the powers and authority of the Board, as needed, and to the extent permitted by law, between meetings of the Board.

2023 PROXY STATEMENT	45

Corporate Governance

Finance and Risk
Committee
Chair
Edward J. Kelly, III
Members
Carlos M. Gutierrez
Gerald L. Hassell
David L. Herzog
William E. Kennard
Catherine R. Kinney
Diana L. McKenzie
Independent Directors: 7
Meetings held in 2022: 6

The Finance and Risk Committee:
•oversees the Company’s financial policies and strategies;
•in consultation with the Compensation Committee, oversees the appointment, retention, and performance of the Chief Risk Officer;
•reviews the Company’s key financial, risk, and business metrics;
•reviews and monitors all aspects of the Company’s capital and liquidity plan, actions, and policies (including the guiding principles used to evaluate all proposed capital actions), targets, and structure (including the monitoring of capital and liquidity adequacy and of compliance with the Company’s capital and liquidity plans);
•reviews proposals and reports concerning and, within the scope of the authority delegated to it by the Board, makes recommendations to the Board regarding, or provides approvals of, certain capital actions (including the issuance, sale or repurchase of, or dividends on, the Company’s equity securities), and other financial matters, consistent with the Company’s capital and liquidity plans and applicable law;
•reviews policies, practices, and procedures regarding risk assessment and management;
•reviews reports from the Chief Risk Officer and other members of management about the steps taken to measure, monitor, and manage risk exposures in the enterprise (consulting with advisors and other Board committees as appropriate); and
•reviews benchmarks and target metrics related to financial and risk topics and monitors performance against these benchmarks and targets.
Under its charter, the Finance and Risk Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interests and the delegation is not prohibited by law, regulation, or the NYSE Corporate Governance Standards.

46

Corporate Governance

Governance and
Corporate
Responsibility
Committee
Chair
Denise M. Morrison
Members
Cheryl W. Grisé
Carla A. Harris
R. Glenn Hubbard
Jeh C. Johnson
Mark A. Weinberger
Independent Directors: 6
Meetings held in 2022: 5

The Governance and Corporate Responsibility Committee:
•assists the Board in identifying individuals qualified to become members of the Board, consistent with the Board’s established criteria;
•proposes candidates to be nominated for election as Directors at annual or special meetings of shareholders or to be elected by the Board to fill any Board vacancies;
•reviews the compensation and benefits of Non-Management Directors;
•develops and recommends to the Board for adoption corporate governance guidelines applicable to the Company;
•ensures adequate Board processes to review succession plans for the CEO and succession and development plans for the Company’s other executive officers;
•oversees the Company’s compliance responsibilities and activities; and
•reviews the Company’s policies, positions, and disclosures regarding ESG matters of significance to the Company, including sustainability, political and charitable contributions, and other corporate social responsibility issues.
Each year, the Governance and Corporate Responsibility Committee oversees a robust Board evaluation. The Committee solicits comments from Directors about the performance of the Board and its Committees, including, among other things, the sufficiency of the time allocated to Board and Committee business, the effective operation of the Board and its Committees, and the adequacy of the executive sessions. The Committee reports these results to the full Board, and the Board also considers topics recommended by Directors for future Board and Committee meetings. In addition, the Board conducts biennial individual self- and peer-Director evaluations with the assistance of outside legal counsel, and one-on-one feedback is shared with each Director.
The Governance and Corporate Responsibility Committee has sole discretion to retain consultants and advisors to assist it in its review of director compensation and benefits. The Governance and Corporate Responsibility Committee engaged Meridian to provide an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends during 2022 and 2023. For more information on Director Compensation, see Director Compensation.
The Governance and Corporate Responsibility Committee monitors developments in corporate governance and makes recommendations to the Board.
Under its charter, the Governance and Corporate Responsibility Committee may delegate to a subcommittee any portion of its duties and responsibilities, if it believes such delegation is in the Company’s best interest and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards.

2023 PROXY STATEMENT	47

Corporate Governance

Investment Committee Chair William E. Kennard Members Carlos M. Gutierrez Carla A. Harris Gerald L. Hassell R. Glenn Hubbard Denise M. Morrison Independent Directors: 6 Meetings held in 2022: 5
The Investment Committee:
•oversees the management of the Company’s investment activities;
•reviews management reports on the Company’s investment activities and performance and on the conformity of those activities to authorizations and guidelines; and
•in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the Company’s investment portfolio.
Under its charter, the Investment Committee may delegate any portion of its oversight responsibilities, if it believes such delegation is not prohibited by the Company’s charter, By-Laws or applicable law.

48

Corporate Governance
Shareholder Engagement

In 2022, the Company solicited feedback from holders of more than 50% of MetLife’s total shares outstanding[1] and leading proxy advisory firms on issues important to them. The Company ultimately engaged with investors holding 20% of the total shares outstanding[1] who discussed the Company’s corporate governance, board composition, sustainability practices, sustainability commitments, metrics and disclosures and DEI. The Chair of the Governance Committee led the engagement with a leading investor holding 8% of the Company’s total shares outstanding[1]. Many shareholders who declined an invitation to engage indicated that they had no concerns which merited discussion. No shareholder expressed concerns about the Company’s executive compensation, Board composition or governance structure.

JANUARY – APRIL	APRIL – JUNE	JUNE	JUNE – DECEMBER
Before the Annual Meeting	Shareholder Voting Period	Annual Meeting	After the Annual Meeting
•Corporate Secretary discusses shareholder proposal(s) with shareholder proponent(s), if any
•investor relations-focused engagement team engages with shareholders; governance-focused engagement team discusses corporate governance, compensation, sustainability, and other issues of importance with shareholders and leading proxy advisory firms
•management reviews engagement and shareholder proposals with the Governance Committee; Committee Chair discusses same with the full Board of Directors

•management discusses recommendations and governance ratings of proxy advisory firms with the Governance Committee
•Board of Directors makes shareholder voting recommendations to be included in the Company’s proxy statement

•shareholders vote on ballot items and any other matters as may properly come before the meeting
•meeting provides shareholders with a forum for direct engagement with management and the Board of Directors

•management discusses voting results and new topics of interest for the upcoming year with the Governance Committee; Governance Committee Chair reviews voting results and updates the Board of Directors on new topics
•management informs Chair of the Governance Committee and the Lead Director of shareholder proposal(s), if any

1Excluding shares held by the MetLife Policyholder Trust.

2023 PROXY STATEMENT	49

Corporate Governance
Communications with the Company’s Directors
The Board of Directors provides procedures through which shareholders may send written communications to individual Directors or the Board, and procedures through which interested parties may submit communications to the Non-Management Directors. In addition, the Audit Committee provides procedures through which interested parties may submit communications regarding accounting, internal accounting controls or auditing matters to the Audit Committee.
All written communications should be directed in care of the Company's Corporate Secretary, at MetLife, Inc., 200 Park Avenue, New York, New York 10166, who will forward your communication to the intended recipient. However, at the discretion of the Corporate Secretary, materials considered to be inappropriate, unsolicited advertisements, or promotional materials and invitations to conferences may not be forwarded. In addition, at the discretion of the Corporate Secretary, certain communications may be directed to a member of management.

Individual Directors or the Board	Non-Management Directors	Audit Committee
Written communications from security holders to individual Directors or to the Board of Directors should state that the communication is from a MetLife security holder. The Corporate Secretary may require reasonable evidence that the communication or other submission is, in fact, from a MetLife security holder before transmitting it to the individual Director or to the Board of Directors.
	Written communications from interested parties to Non-Management Directors should specify that the communication is for the attention of the Non-Management Directors.	Written communications from interested parties to the Audit Committee should specify that the communication is for the attention of the Audit Committee.
Additional information is available on MetLife’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct.

50

Corporate Governance
Procedures for Reviewing Related Person Transactions
The Company has established a written policy and procedures for the review, approval, or ratification of related person transactions. A related person transaction includes any transaction in which the Company is or is proposed to be a participant and the amount involved exceeds $120,000, and in which a Director, Director nominee, Executive Officer of the Company, beneficial owner of more than 5% of any class of Company voting securities or any of their immediate family members had, has or will have a direct or indirect material interest. Related person transactions may include:
•Legal, investment banking, consulting, or management services provided to the Company by a related person or an entity with which the related person is affiliated;
•Sales, purchases, and leases of real or personal property between the Company and a related person or an entity with which the related person is affiliated;
•Investments by the Company in an entity with which a related person is affiliated or by such entity in the Company, except where the related person has no material interest;
•Contributions by the Company to a civic or charitable organization for which a related person serves as an Executive Officer; and
•Indebtedness or guarantees of indebtedness involving the Company and a related person or an entity with which the related person is affiliated.
Under the procedures, Directors, Director nominees, Executive Officers, and more than 5% beneficial owners of the Company are required to report related person transactions in writing to the Company’s Corporate Secretary, who will notify the Chair of the Governance Committee. The Governance Committee reviews, approves, or ratifies related person transactions. A vote of a majority of disinterested Directors of the Governance Committee is required to approve or ratify a related person transaction.
The Governance Committee will approve a related person transaction if it determines that the transaction is fair and reasonable to the Company and is consistent with the Company’s best interests, taking into account factors including: the business purpose of the transaction and the potential benefits to the Company; the materiality of the transaction to the Company; whether the transaction was proposed and considered in accordance with the Company’s ordinary business practices, and whether its terms are fair to the Company, at arm’s length and at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties; any required public disclosure; any impact on Director independence; whether the transaction is consistent with applicable codes of conduct of the Company; and any other information that would be material to investors. If a transaction is not approved or ratified, the matter may be referred to legal counsel for further review and consultation regarding possible further action, including potential recommendations to terminate the transaction if not yet entered into or, for an existing transaction, rescinding the transaction or modifying it in a manner that would allow it to be ratified or approved in accordance with the procedures.
Related Person Transactions
The Company has no related person transactions requiring disclosure under Regulation S-K item 404(b).

2023 PROXY STATEMENT	51

Corporate Governance
Codes of Conduct
Financial Management Code of Business Ethics. The Company has adopted the MetLife Financial Management Code of Business Ethics, a “code of ethics” as defined under the rules of the SEC, that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and all professionals in finance and finance-related departments. A current, printable version of the Financial Management Code of Business Ethics is available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct.
Directors’ Code of Business Ethics and Code of Business Ethics for Employees. The Company has adopted the Directors’ Code of Business Ethics, which is applicable to all members of the Company’s Board of Directors including the Chief Executive Officer, who is a member of the Board, and the Code of Business Ethics, which applies to all employees, including the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. Current, printable versions of the Directors’ Code of Business Ethics and the Code of Business Ethics for MetLife employees are available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct.
Director Indemnity Plan
The Company’s By-Laws provide for the Company to indemnify, and advance expenses to, a person who is threatened with litigation or who is made a party to a legal proceeding because of the person’s service as a Director of the Company, if the Director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In addition, the Company’s Director indemnity plan affirms that a Director’s rights to this indemnification and expense advancement are contract rights. The indemnity plan also provides for expenses to be advanced to former Directors on the same basis as they are advanced to current Directors. Any amendment or repeal of the rights provided under the indemnity plan would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.
Compensation Committee Consultant
To assist the Compensation Committee in carrying out its responsibilities, the Compensation Committee retained Meridian as its executive compensation consultant. Meridian provided the Compensation Committee with information and data covering competitive market compensation levels and mix, and overall market trends concerning executive compensation and related governance and disclosure practices. Meridian has advised the Compensation Committee about the overall design and implementation of MetLife’s executive compensation programs, including decisions made under the programs, and has advised the Compensation Committee about regulatory, governance, and technical developments that may affect the Company’s executive compensation program. Meridian also advises the Governance Committee on Non-Management Director compensation. To ensure the objectivity, independence, and candor of its advice, Meridian:
•reports directly to the committees on executive and Non-Management Director compensation matters;
•meets with the committees in executive sessions that are not attended by Company management;
•has direct access to the committees’ chairs and members between meetings; and
•provides no other services to the Company or its affiliates or subsidiaries.
The Company’s Corporate Governance Guidelines provide that any advisor or consultant retained to advise the Compensation Committee on executive compensation matters should not be retained to provide any other services to the Company, and Meridian did not provide any such other services in 2022.
In addition, Meridian has provided the Compensation Committee with information regarding its relationship with MetLife as well as Meridian’s independence and policies for avoiding conflicts of interest. The Compensation Committee determined that Meridian’s work did not raise any conflict of interest.

52

Corporate Governance
Compensation Committee Interlocks and Insider Participation
No Compensation Committee member has ever been an officer or employee of the Company or any of its subsidiaries. During 2022, no MetLife Executive Officer served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a Company Director or a member of the Company’s Compensation Committee.
Insider Trading Prohibited
The Directors' Code of Business Ethics and the MetLife Code of Business Ethics prohibit Directors and Company employees, respectively, from trading in MetLife securities while aware of material non-public information about MetLife. In addition, a Director or Company employee who is aware of material non-public information is prohibited from communicating such information to third parties who may act on such information by buying or selling MetLife securities ("tipping"). These policies also apply to information relating to any other company that a Director or Company employee obtains in the course of serving on the Board of Directors or while working at MetLife, as applicable. Current, printable versions of the Directors’ Code of Business Ethics and the MetLife Code of Business Ethics are available on the Company’s website at www.metlife.com/about-us/corporate-governance/corporate-conduct. Directors and Company employees are also required to comply with MetLife's Insider Trading Policy that sets forth additional guidelines and restrictions.
Hedging and Pledging Prohibited
MetLife’s Insider Trading Policy prohibits Directors and employees, including Executive Officers, from engaging in short sales, hedging, trading in put and call options, and other transactions involving speculation with respect to MetLife’s securities, whether paid to them as compensation or otherwise. MetLife’s Insider Trading Policy also prohibits Directors and employees, including Executive Officers, from pledging any MetLife securities, i.e., creating any form of pledge, security interest, deposit, or lien, or holding of securities in a margin account, or any other arrangement that entitles a third party to foreclose against or sell the securities. These policies are intended to prevent a misalignment of interests with Company shareholders and the appearance of such misalignment.
Director Share Ownership Guidelines
The Board believes that MetLife’s Non-Management Directors should have a meaningful personal investment in the Company. The number of shares of MetLife Common Stock or other MetLife Common Stock-based holdings that each Non-Management Director owns, multiplied by the current stock price, should have an aggregate value equal to at least five times the cash component of such MetLife Non-Management Director’s annual retainer then in effect. There is currently no minimum timeframe for meeting this requirement, however MetLife expects Non-Management Directors to retain net shares of MetLife Common Stock or other MetLife Common Stock-based holdings acquired through Director compensation distributions sufficient to meet this ownership requirement.

2023 PROXY STATEMENT	53

Corporate Governance
Director Compensation in 2022

Name[1]	Fees Earned or Paid in Cash ($)	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)
Cheryl W. Grisé[3]	180,000	150,092	1,649	331,741
Carlos M. Gutierrez	150,000	150,092	1,649	301,741
Carla L. Harris[4]	97,237	97,305	1,253	195,795
Gerald L. Hassell	150,000	150,092	1,649	301,741
David L. Herzog[3]	190,000	150,092	1,649	341,741
R. Glenn Hubbard, Ph.D.[3]	275,000	275,142	6,649	556,791
Edward J. Kelly, III[3]	185,000	150,092	1,649	336,741
William E. Kennard[3]	175,000	150,092	6,649	331,741
Catherine R. Kinney	150,000	150,092	6,649	306,741
Diana L. McKenzie	150,000	150,092	1,649	301,741
Denise M. Morrison[3]	175,000	150,092	1,649	326,741
Mark A. Weinberger	150,000	150,092	1,649	301,741
1The Directors included in this table, and the discussion pertaining to it, are limited to the Non-Management Directors who served during 2022. Mr. Khalaf was compensated as an employee for 2022 and received no compensation for his service as a member of the Board of Directors. For information about compensation for Mr. Khalaf for 2022, see the Summary Compensation Table and the accompanying discussion.
2The reported dollar amounts are the grant date fair value of such Stock awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value is the number of shares granted multiplied by the NYSE closing price of a share on the grant date:

	Grant Date Fair Value of Stock Awards ($)
Grant Date	R. Glenn Hubbard, Ph.D.	Carla L. Harris	Each Other Non-Management Director
January 3, 2022	68,794	0	37,559
April 1, 2022	68,808	0	37,506
April 27, 2022	0	22,278	0
June 21, 2022	68,783	37,518	37,518
October 3, 2022	68,757	37,509	37,509
3During 2022, Mr. Herzog served as Audit Committee Chair, Ms. Grisé served as Compensation Committee Chair, Mr. Kelly served as Finance and Risk Committee Chair, Ms. Morrison served as Governance Committee Chair, Mr. Kennard served as Investment Committee Chair, and Dr. Hubbard served as independent Chairman of the Board. Each received additional net cash retainer fees, prorated by period as applicable, as described under “Fees Earned or Paid in Cash and Stock Awards.”
4Ms. Harris joined the Board of Directors in April 2022.
Fees Earned or Paid in Cash and Stock Awards
The Company paid each active Non-Management Director a retainer at an annual rate of $300,000 in four installments, with a pro rata retainer for Ms. Harris who served for a portion of the year. The Company also paid the independent Chairman of the Board an additional retainer at an annual rate of $250,000 in four installments. One-half of each installment was payable in cash. The other half was payable in fully vested shares; each installment was rounded up to the nearest whole number of shares.

54

Corporate Governance
In addition, the Company paid cash retainer fees to each Non-Management Director who served as Chair of a Board Committee at the following annual rates payable in four installments:

Committee	Retainer for Committee Chair ($)
Audit Committee	40,000
Finance and Risk Committee	35,000
Compensation Committee	30,000
Governance and Corporate Responsibility Committee	25,000
Investment Committee	25,000
The Governance Committee is responsible for reviewing the compensation and benefits of the Company’s Non-Management Directors and recommending any changes to the Board. None of the Company’s Executive Officers has any role in determining or recommending the amount or form of Non-Management Director compensation. Meridian provided the Governance Committee with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. Meridian’s analysis was based on the same Comparator Group that the Compensation Committee used to review the competitiveness of MetLife’s Total Compensation framework for Executive Officers, as described in the Compensation Discussion and Analysis. No changes to the compensation program were recommended by the Governance Committee in 2022. In 2023, based on Meridian’s analysis, the Governance Committee recommended, and the Non-Management Directors approved, a $25,000 increase, payable in fully vested shares, to the annual retainer for Non-Management Directors, making the new annual retainer $325,000 (or $150,000 payable in cash and $175,000 payable in fully vested shares). In addition, based on Meridian’s analysis, the Governance Committee recommended, and the Non-Management Directors approved, a $5,000 increase, payable in cash, to the annual chair retainer fee for the Chair of the Finance and Risk Committee, making the new annual chair retainer fee $40,000. On February 28, 2023, the effective date of Board’s approval, each Non-Management Director received a pro rata payment reflecting the increase.
The 2015 Director Plan, which was approved by the Company’s shareholders in 2014, authorizes the Company to issue shares in payment of Non-Management Director retainer fees. Share awards granted to the Non-Management Directors as part of their annual retainer vest and become deliverable immediately upon their grant. As a result, no share awards were outstanding for any of the Non-Management Directors as of December 31, 2022. None of the Non-Management Directors had any outstanding and unexercised Stock Options as of December 31, 2022.
Some Non-Management Directors have chosen to defer the receipt of all or part of their retainer fees under the MetLife Non-Management Director Deferred Compensation Plan. Each Director chooses in advance to receive deferrals either at a later specified date or when ceasing to serve as a Director. MetLife credits any Deferred Shares with imputed reinvested dividends at times and rates it pays dividends on shares.
All Other Compensation
The Non-Management Directors’ 2022 benefits, gift programs, reportable perquisites, and other personal benefits are included under “All Other Compensation” in the Director Compensation table.
Life Insurance. MetLife paid $1,584 in premiums for each Non-Management Director who served the entirety of 2022, and a pro rata premium of $1,188 for Ms. Harris who served for a portion of the year. As a result, each Non-Management Director received the benefit of $200,000 of group life insurance coverage during 2022.
Business Travel Insurance. MetLife provided each Non-Management Director with business travel accident insurance coverage for travel for MetLife business. MetLife’s per Director pre-tax cost for such coverage in 2022 was $65.
Charitable and Matching Gifts. The MetLife Foundation provides up to $5,000 annually to match contributions by an employee or director to colleges and universities. In 2022, the MetLife Foundation matched maximum contributions made by Ms. Kinney and Mr. Hubbard. Mr. Kennard made a maximum contribution in 2022 to be matched by MetLife Foundation in 2023.
Perquisites and Other Personal Benefits. Any personal expenses that the Company paid for Non-Management Directors in 2022 were less than $10,000 in the aggregate, and as a result, are not reported in this Proxy Statement.

2023 PROXY STATEMENT	55

02

Ratification of Appointment of the Independent Auditor

The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2023.

The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm and independent auditor for the fiscal year ending December 31, 2023. Deloitte’s long-term knowledge of the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out audits of the Company’s consolidated financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders and, therefore, recommend to shareholders that they ratify Deloitte’s appointment.
If the shareholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify the appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.
In considering Deloitte’s appointment and Deloitte’s compensation for audit and permitted non-audit services, the Audit Committee engages in an annual assessment of the independent registered public accounting firm to conclude whether the retention of the firm is in the best interests of the company and its shareholders. This assessment considered a number of factors, including:
•Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;
•Deloitte’s independence and its processes for monitoring and maintaining its independence;
•Deloitte’s report describing the firm’s internal quality control procedures and the results of recent reviews of the firm’s quality control system including any independent review;
•the professional qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s consolidated financial statements;
•Deloitte’s depth of understanding of MetLife’s global businesses, accounting policies and practices and internal control over financial reporting;
•Deloitte’s global footprint and its alignment with MetLife’s worldwide business activities;
•Deloitte’s performance during its engagement for the fiscal year ended December 31, 2022;

56

Audit Matters
•the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;
•Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office;
•Deloitte’s reputation for integrity and competence in the fields of accounting and auditing; and
•the appropriateness of Deloitte’s fees for audit and non-audit services.
Deloitte has served as independent auditor of the Company since 1999, and as auditor of affiliates of the Company since at least 1968. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee, together with other members of the Audit Committee and management of MetLife, Inc., is actively involved in the selection process for the lead and concurring partners.
Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.
The Audit Committee and Board of Directors recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2023.
Independent Auditor’s Fees for 2022 and 2021
The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform pre-approved audit services and pre-approved audit related, tax and other permitted non-audit services that the Company expects to be performed for the fiscal year. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax, and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees. The Audit Committee requests management and Deloitte to continually strive to optimize value through greater audit efficiency and effectiveness, without impacting quality. They review the services provided against a broad spectrum of cost, speed and quality benchmarks.
The following table presents fees for professional services rendered by Deloitte for the audit of the annual consolidated financial statements of MetLife, Inc. and its subsidiaries and affiliates, audit-related services, tax services, and all other services for the years ended December 31, 2022 and 2021. All fees shown in the table were related to services that were approved by the Audit Committee.
The fees that the Company incurs for audit, audit-related, tax, and other professional services reflect the complexity and scope of the Company’s operations, including:
•operations of the Company’s subsidiaries and branches in multiple, global jurisdictions (approximately 40 markets in 2022);
•the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;
•the operating health, insurance, and reinsurance companies’ responsibility for preparing audited consolidated financial statements; and
•the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an SEC registrant.

2023 PROXY STATEMENT	57

Audit Matters
The Audit Committee has advised the Board of Directors that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence.

(in millions)	2022 ($)	2021 ($)
Audit Fees[1]	60.6	59.4
Audit-Related Fees[2]	7.8	7.0
Tax Fees[3]	3.3	3.2
All Other Fees[4]	0.6	4.5
Total	72.3	74.1
1Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The trend of the audit fees from 2021 to 2022 reflects an increase associated with Long-Duration Targeted Improvements accounting principles (approximately $6 million), offset by simplification and efficiency efforts including greater use of data and technology tools.
2Fees for assurance and related services, including System and Organization Control (SOC) audit reports, as mandated by Statement on Standards for Attestation Engagements No. 18 (SSAE 18).
3Fees for tax compliance, consultation, and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. Tax compliance and tax preparation fees totaled $2.1 million and $2.2 million in 2022 and 2021, respectively. Tax advisory fees totaled $1.2 million and $1.0 million in 2022 and 2021, respectively.
4Fees for other types of permitted services including consulting, financial advisory services and actuarial services.

58

Audit Matters
Audit Committee Report
This report (this Report) is submitted by the Audit Committee of the Board of Directors of MetLife, Inc. (MetLife or the Company). No portion of this Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this Report or a portion of it by reference. In addition, this Report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
The Audit Committee currently consists of seven Independent Directors, and consisted of six Independent Directors in 2022. The Board of Directors has determined that all seven Audit Committee members satisfy the independence standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). The Board of Directors has also determined that all seven Audit Committee members are financially literate in accordance with NYSE listing requirements, and that the following three qualify as “audit committee financial experts” as defined by SEC rules: David L. Herzog, Edward J. Kelly, III, and Mark A. Weinberger.
The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, the adequacy of the Company’s internal control over financial reporting, and the integrity of the Company’s financial statements. The Audit Committee also oversees the qualifications and independence of the Company’s independent auditor, the appointment, retention, performance and compensation of the Company’s independent auditor and the performance of the internal audit function, as well as the Company’s compliance with legal and regulatory requirements that apply to matters within the scope of the Audit Committee’s responsibilities. More information on the Audit Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Audit Committee Charter on the Company’s website at www.metlife.com/about-us/corporate-governance.
Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process. Management is also responsible for designing internal control over financial reporting to assure compliance with accounting standards and applicable laws and regulations, and for the annual assessment, with the participation of the Chief Executive Officer and the Chief Financial Officer, of the effectiveness of internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB). Deloitte has discussed with the Audit Committee the matters required to be discussed by the independent auditor with the Audit Committee under the rules adopted by the PCAOB and under Rule 2-07 of Regulation S-X promulgated by the SEC.
Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from MetLife.
The Audit Committee has discussed with and received regular status reports from management, MetLife’s Chief Auditor and Deloitte on the overall scope and plans for their audits of MetLife, including their scope and plans for evaluating the effectiveness of internal control over financial reporting. The Audit Committee meets with the Company’s Chief Auditor and Deloitte, with and without management present, to discuss the results of their respective audits, in addition to private meetings with the Chief Financial Officer, Chief Risk Officer, and General Counsel.
The Audit Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2022 Annual Report on Form 10-K (the 2022 Form 10-K), which has been filed with the SEC. The Audit Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an unqualified opinion on the Company’s internal control over financial reporting as of December 31, 2022. The Audit Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited financial statements for the year ended December 31, 2022 and Deloitte’s Report of Independent Registered Public Accounting Firm dated February 23, 2023 regarding the 2022 audited consolidated financial statements included in the 2022 Form 10-K. In reliance upon the reviews and discussions with management and Deloitte described in this Report, and the Board of Directors’ receipt of the Deloitte report, the Audit Committee recommended to the Board that MetLife’s 2022 audited consolidated financial statements be included in the 2022 Form 10-K.
Respectfully,
David L. Herzog, Chair
Cheryl W. Grisé
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Mark A. Weinberger

2023 PROXY STATEMENT	59

03

Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve, the Company’s executive compensation program, and the resulting compensation for the individuals listed in the Summary Compensation Table (the Named Executive Officers or NEOs), as described in this Proxy Statement.
The Compensation Discussion and Analysis summarizes our executive compensation program. The Compensation Committee and Board’s actions aligned each Named Executive Officer’s pay with individual and Company performance for 2022.
The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the Executive Officers. Because the vote is advisory, the result will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.
The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the Company currently expects to hold the next such vote at the Company’s 2024 Annual Meeting.
The Compensation Committee and Board of Directors believe that the Company’s compensation programs and policies, and the compensation of the Named Executive Officers, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis.
Accordingly, the Board of Directors recommends that you vote FOR this proposal.

60

Executive Compensation
Compensation Committee Report
This report is furnished by the Compensation Committee of the MetLife Board of Directors. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis in the Company’s 2023 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the 2023 Proxy Statement.
No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.
Respectfully,
Cheryl W. Grisé, Chair
Gerald L. Hassell
David L. Herzog
Edward J. Kelly, III
Catherine R. Kinney
Diana L. McKenzie
Denise M. Morrison

2023 PROXY STATEMENT	61

Executive Compensation
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the Named Executive Officers and the rest of the Executive Officers of MetLife. It also describes the key factors that the Compensation Committee (in this discussion referred to as the Committee) considered in determining the compensation of the CEO and other Executive Officers.

63	KEY HIGHLIGHTS

65	HOW DID WE PERFORM?
	65	MetLife’s Next Horizon Strategy
	65	Highlights of Business Results
	67	Highlights of Executive Performance and Compensation

76	WHAT ARE OUR EXECUTIVE COMPENSATION PRACTICES?
	76	Compensation Philosophy and Objectives
	76	Key Features of MetLife’s Executive Compensation Program
	77	2023 Say-on-Pay Vote and Shareholder Engagement
	77	Components of Compensation and Benefits
	79	Determining Total Compensation for 2022 Performance

80	HOW DID WE COMPENSATE OUR CEO AND OTHER NAMED EXECUTIVE OFFICERS?
	80	Base Salary
	80	Annual Incentive Awards
	82	Stock-Based Long-Term Incentives
	86	Retirement and Other Benefits
	88	Potential Termination Payments

89	HOW DO WE REVIEW COMPENSATION AGAINST PEER COMPANIES?

92	HOW DO WE MANAGE RISK RELATED TO OUR COMPENSATION PROGRAM?
	92	Risk Management
	93	Executive Share Ownership
	93	Stock-Based Award Timing Practices
	93	Tax Considerations
	93	Accounting Considerations

62

Executive Compensation
Key Highlights
MetLife’s compensation design continues to align its executives and other senior management with the creation of shareholder value. The vast majority of MetLife’s Named Executive Officers’ Total Compensation depends directly on share value and performance, and 70% of the stock-based LTI granted depends on performance against Business Plan goals and TSR relative to peers.
Named Executive Officers Total Compensation for 2022

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
Percentages may not add up to 100% due to rounding.

MetLife’s Compensation Committee continued to link pay and performance by:
    considering the Company’s successful financial performance and progress on Next Horizon strategic objectives - as well as individual executive performance and shared goals, including on ESG and DEI - in determining compensation actions for 2022.
    approving funding for MetLife’s AVIP at 111.3% of target based on the Company’s 2022 Adjusted Earnings performance, exceeding the Business Plan goal, as described in Annual Incentive Awards.
    approving the settlement of 2020-2022 Performance Shares at 156.3% of target shares, largely due to outstanding TSR relative to peers, resulting in maximum performance achievement, while the Adjusted ROE relative to Business Plan goals exceeded target performance, as described in Stock-Based LTI.
    maintaining the portion of new LTI granted in Performance Shares at 70% of the total award value to foster executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are three-year TSR performance relative to peers and three-year Adjusted ROE against the Business Plan goals.
    incorporating sound risk management through appropriate financial metrics, non-formulaic awards, and Chief Risk Officer program review.
    using executive compensation practices with strong risk-mitigation and corporate governance features, as shown in Key Features of MetLife’s Executive Compensation Program.
Key highlights of performance the Compensation Committee considered when making Total Compensation decisions for the Named Executive Officers, and how it aligned those decisions with performance, are described in Highlights of Executive Performance and Compensation and Aspects of Individual Performance.

2023 PROXY STATEMENT	63

Executive Compensation
Overview of Compensation Program
The Company maintained its pay for performance practices in 2022. Total Compensation for the Named Executive Officers for 2022 was primarily variable and depended on performance. The Named Executive Officers are the individuals listed in the Summary Compensation Table.
MetLife uses a competitive Total Compensation framework that consists of base salary, annual incentive awards, and LTI opportunities. The Compensation Committee considers and recommends the amount of these three elements. It submits its recommendations for the Company’s CEO for approval by the Independent Directors, and for each of the other Executive Officers for approval by the Board of Directors. For purposes of this discussion and MetLife’s compensation program, Total Compensation for an Executive Officer includes only these three elements. Other items such as sign-on payments are endorsed by the Committee but excluded from descriptions of Total Compensation and described separately, as appropriate.
The Committee’s Total Compensation recommendations are driven by performance. Each Executive Officer’s Total Compensation reflects the Committee’s assessment of the Company’s and the executive’s performance as well as competitive market data based on peer compensation comparisons. Decisions on the award or payment amount of one element of Total Compensation impact the decisions on the amount of other elements. The Committee’s Total Compensation approach means that it does not structure particular elements of Total Compensation to relate to separate individual goals or performance.
The Committee allocates a greater portion of the Executive Officers’ Total Compensation to variable components that depend on performance or the value of shares than to the fixed component. It also allocates a greater portion of the Executive Officers’ variable compensation to share-based LTI than it allocates to annual cash incentives. Given this mix of pay and other features of MetLife’s compensation program, Executive Officers’ interests are aligned with those of shareholders. The Company’s share ownership requirements further align executives’ interests with those of shareholders and reinforce the focus on long-term shareholder value.
The Committee also reviews annually the other compensation and benefit programs, such as retirement benefits and potential termination payments, that would be made if an Executive Officer’s employment were to end. However, benefits such as retirement and medical programs do not impact Total Compensation decisions since they apply to substantially all employees.
The Committee’s independent executive compensation consultant, Meridian, assisted in the design and review of the Company’s compensation program. For more information on the role of Meridian regarding the Company’s executive compensation program, see Compensation Committee in Information about Board Committees.
Generally, the forms of compensation and benefits provided to Executive Officers in the United States are similar to those provided to other U.S.-based officer-level employees. None of the Executive Officers based in the United States is a party to any agreement with the Company that governs the executive’s employment.

64

Executive Compensation

01	How did we perform?
MetLife’s Next Horizon Strategy
MetLife remains committed to meeting its Next Horizon goals. See Next Horizon Strategy in the Proxy Summary for details.
Highlights of Business Results
MetLife faced another challenging year given the continued pandemic conditions and volatile market conditions in many parts of the world. Interest rates rose throughout 2022 as the U.S. Federal Reserve took action to combat inflation. MetLife reacted to these challenges with resilience and consistent execution, meeting or exceeding most of its key performance goals set at the beginning of 2022.
MetLife delivered favorable financial results through investment returns, volume growth, expense discipline and capital management.
•MetLife achieved or exceeded its 2022 Business Plan results in Core Adjusted Earnings, Core Adjusted EPS, and Core Adjusted ROE.
•Earned $5.4 billion and $6.72 in Core Adjusted Earnings and Core Adjusted EPS which was in line with the 2022 Business Plan.
•Achieved a Core Adjusted ROE of 12.1%, within our 12%-14% target range despite the unfavorable impact of private equity returns and COVID-19.
•Exercised expense discipline which, together with favorable revenue growth, drove a Core Direct Expense Ratio of 12.2%, slightly better than our target of 12.3%.
•Book Value per Share was lower than 2022 Business Plan primarily due to:
•higher derivative losses resulting from higher long-term interest rates, and
•the impact of the strengthening of the U.S. dollar against most foreign currencies.
•For the two-year period 2021-2022, MetLife’s Core Free Cash Flow Ratio was 68%, inside the 65%-75% target range. Core Free Cash Flow – in absolute dollar terms – remained strong. As a result, the Company:
•deployed $4.9 billion in common dividends and share repurchases, and
•invested approximately $4.0 billion to support new business.
•Our investment returns were mixed in a challenging environment.
•Recurring investment results were favorably impacted by higher interest rates, while variable investment income was unfavorable to our 2022 Business Plan due to lower than Business Plan private equity returns and down compared to 2021 driven by exceptionally favorable private equity returns in 2021.
The following presentation reflects the Compensation Committee’s and Board’s review of the 2022 Business Plan and 2022 MetLife performance results for purposes of determining the Executive Officers’ Total Compensation, including their assessment of the CEO’s 2022 performance. The Company’s 2021 results, modified as noted, are included for reference.

2023 PROXY STATEMENT	65

Executive Compensation
Core Adjusted Earnings
($ in millions)
Core Adjusted Earnings Per Share
(Core Adjusted EPS)

Actual 2021 results reflect exceptionally strong variable investment income from private equity returns while the 2022 Business Plan reflects a return to historical levels of private equity returns. MetLife’s 2022 Business Plan includes the continued unfavorable impact of COVID-19, although favorable compared to 2021.

Core Adjusted Return on Equity
(Core Adjusted ROE)

MetLife’s 2022 Business Plan reflects the estimated impact of COVID-19. Actual 2022 results reflect Adjusted Earnings at Business Plan with lower equity driven by higher interest rates and strengthening of the U.S. dollar.

Core Direct Expense Ratio

Book Value Per Share

Book Value per Share is below actual 2021 results and below 2022 Business Plan, driven by lower equity from the impact of higher interest rates and the strengthening of the U.S. dollar.

Core Free Cash Flow Ratio
See A Note About Financial Measures and Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

66

Executive Compensation
2022 Business Plan Versus 2021 Core Performance
The 2022 Business Plan included a return to historical levels of private equity yields and continued estimated COVID-19 impacts which improved compared to 2021.
Beyond those assumptions, the Company expected to drive 2022 performance by achieving challenging goals, including:
•volume growth;
•continued expense discipline; and
•positive underwriting margins.
The Company’s 2022 Business Plan reflected the expectation of less favorable market factors, mainly in private equity markets, and higher taxes compared to 2021 that would more than offset these achievements.
MetLife’s 2022 Business Plan assumed continued low long-term interest rates and a flatter yield curve. In addition, it also assumed a higher tax rate in 2022 as compared to 2021 due to the expectation that favorable tax items in 2021 would not recur in 2022.
MetLife set Core Adjusted ROE and Core Adjusted EPS targets for 2022 of 11.4% and $6.70, respectively. The 11.4% Core Adjusted ROE was lower than our 12%-14% target range due to the unfavorable estimated impact from COVID-19 claims. We maintained a Core Direct Expense Ratio target of 12.3% or less.
2022 Core Performance Versus 2022 Business Plan
The Company’s 2022 performance exceeded or met most of its Core Business Plan goals.
•Recurring interest margins exceeded its goal driven by the effects of higher interest rates and the positive impact of our hedging strategy to protect against higher short-term interest rates.
•Non COVID-19 underwriting was favorable across the enterprise.
•COVID-19 underwriting was slightly favorable to 2022 Business Plan, most significantly in our Group Benefits business and in our Latin America segment partially offset by Asia.
These favorable items were partially offset by:
•Variable investment income below 2022 Business Plan primarily from lower private equity investment performance.
•Less favorable expense margins driven mainly by higher market related employee costs. Expense discipline and higher premiums, fees and other revenues produced a Core Direct Expense Ratio favorable to the guidance.
•Higher taxes due to a deferred tax asset update in Asia and new Internal Revenue Service regulations.
Highlights of Executive Performance and Compensation
For 2022, MetLife maintained its commitment to its pay-for-performance philosophy. The Compensation Committee’s decisions on the compensation of the Named Executive Officers reflected the Committee’s view of the Company’s overall strategic direction and financial performance, and each executive’s performance relative to goals and other challenges and opportunities that arose in 2022.
The Named Executive Officers in this Proxy Statement are:
•President and CEO Michel A. Khalaf;
•Executive Vice President and Chief Financial Officer John D. McCallion;
•Executive Vice President and Chief Investment Officer Steven J. Goulart;
•Executive Vice President, Global Technology & Operations Bill Pappas; and
•President, U.S. Business Ramy Tadros.

2023 PROXY STATEMENT	67

Executive Compensation
Compensation for 2022 Performance
Under the leadership of Mr. Khalaf and the Executive Officers, the Company delivered strong financial performance for 2022 and demonstrated progress on multiple important goals. The compensation decisions reflect that strong performance in 2022 despite multiple headwinds. In 2022, every business, function and geography contributed to MetLife’s success as Mr. Khalaf held his leadership team accountable for delivering results against shared goals, as well as goals specific to each executive’s remit.
Most of Mr. Khalaf’s and other Named Executive Officers’ Total Compensation was variable and depended on performance. Following the end of the year, the Committee endorsed a maximum 2022 AVIP funding performance factor of 111.3% of target for the approximately 25,000 AVIP-eligible employees globally. In determining compensation for Mr. Khalaf and the Named Executive Officers, the Committee and the Board of Directors recognized the strong 2022 performance delivered despite multiple challenges including rising inflation, a falling equity market, and the stronger dollar. The new LTI awards in particular reflect the continued progress on Next Horizon objectives and expectations for the impact that progress could have on the future performance of the Company, including preparedness for on going economic uncertainty by effectively managing capital and expenses. The compensation outcomes also reflect enhancing alignment of the Named Executive Officers’ Total Compensation with the competitive market for such talent. The Committee’s specific decisions and rationale for individual AVIP and LTI awards based on 2022 performance are highlighted on the following pages.
To ensure that these compensation decisions continue to align with performance, the Committee awarded 70% of Executive Officers’ LTI award value in Performance Shares. The performance metrics for Performance Shares are three-year TSR performance relative to peers and three-year Adjusted ROE performance against the Business Plan. The Executive Officers’ LTI in Restricted Stock Units and Stock Options is also dependent on the value of shares at settlement or exercise. As a result, the actual realized value of Executive Officers’ LTI granted in 2023, as well as the Executive Officers’ outstanding LTI awards, align executives’ potential rewards with shareholder returns.
The following table presents a holistic view of the compensation decisions the Committee endorsed in early 2023 based on 2022 performance. This table is not a substitute for the Summary Compensation Table.

	Compensation Committee Performance-Year Incentive Decisions (made in 2023)
	Performance Year 2022				2022 Versus 2021[4]
Name	Base Salary Earned ($)	AVIP Award ($)[1]	LTI Granted in 2023 ($)[2]	Total Compensation ($)[3]	AVIP Award (%)	LTI (%)	Total Compensation (%)
Michel A. Khalaf	1,387,500	5,000,000	14,500,000	20,887,500	7.5	10.7	9.4
John D. McCallion	937,500	2,800,000	4,800,000	8,537,500	5.7	6.7	6.1
Steven J. Goulart	943,750	2,425,000	4,600,000	7,968,750	5.4	4.5	4.5
Bill Pappas	868,750	2,300,000	4,075,000	7,243,750	4.5	5.8	5.0
Ramy Tadros	843,750	2,300,000	4,100,000	7,243,750	4.5	5.8	5.0
1Reflects the AVIP award for 2022 performance paid in 2023, reported on the Summary Compensation Table.
2Reflects the award value of standard LTI granted in 2023. This is not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair values will be disclosed for Named Executive Officers reported in the Grants of Plan-Based Awards Table in the Company’s 2024 Proxy Statement.
3Total Compensation for 2022 comprises base salary earned during 2022, AVIP awards for 2022 performance, and award value of LTI granted in 2023.
4Reflects each of Total Compensation for 2022 and its elements, as described in note 3 above, compared to similarly calculated Total Compensation for 2021.
For more information, see Aspects of Individual Performance.

68

Executive Compensation
Aspects of Individual Performance
The Compensation Committee endorsed the Executive Officers’ base salary and AVIP awards for 2022 performance and LTI granted in 2023 considering the Company’s key financial performance goals and results as discussed in Highlights of Business Results. The Compensation Committee also considered aspects of each executive’s performance in relation to established financial, operational, strategic, and ESG objectives, including collective ownership for financial performance and Next Horizon strategic initiatives. In addition, all compensation decisions were made within the context of MetLife’s executive compensation program framework and internal equity considerations, as well as alignment with and appropriate competitive positioning against external market peers.
The AVIP awards for the Named Executive Officers for 2022 reflect shared accountability for financial performance, individual performance against objectives established for the year, and other challenges and opportunities in 2022. The Named Executive Officers’ LTI granted in 2023 reflects individual performance, progress on Next Horizon strategic initiatives, and expectations of future performance.
The amounts in the compensation pay mix charts below reflect the base salary earned in 2022, the AVIP awards for 2022 performance, and the LTI granted in 2023.
Some of the performance measures below are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also A Note About Financial Measures.

2023 PROXY STATEMENT	69

Executive Compensation
Michel A. Khalaf, President and Chief Executive Officer
In 2022, while the impact from the COVID-19 global pandemic was lessening, Mr. Khalaf successfully guided the Company through another year in a highly dynamic environment, faced with a new set of complexities and uncertainties from geopolitical and economic circumstance.
Under Mr. Khalaf’s leadership, MetLife continued to execute on its Next Horizon Strategy as well as delivered strong operational and consistent financial performance including:
•Core Adjusted Earnings of $5.4 billion, consistent with the 2022 Business Plan.
•Core Adjusted Earnings Per Share of $6.72.
•Book Value per Share of $56.34 per share.
•Core Adjusted ROE of 12.1%, exceeding the 2022 Business Plan of 11.4%.
•Total Shareholder Return of 19.24% for the year ended December 31, 2022, outperforming the S&P 500 Index by 37.4%.
The 2022 Core Free Cash Flow Ratio to Core Adjusted Earnings is 86%. The average 2021-2022 Core Free Cash Flow Ratio is 68% and in-line with the 65-75% target range.
While the equity markets were adverse, the Company delivered above-plan business performance through volume growth, favorable underwriting, and expense efficiency. Despite inflationary pressures, the target Core Direct Expense Ratio of 12.3% has been maintained via an efficiency mindset that is now part of the DNA of the organization.
Next Horizon continues to prove to be an all-weather strategy, with the intentional diversification of market-leading businesses, responsible growth, an efficiency mindset, and free cash flow generation. Mr. Khalaf led the Company to achieve strong performance in 2022, which enhances MetLife’s ability to be a consistent compounder across a range of economic cycles.
Additionally, Mr. Khalaf led the Company in these key areas:
Reinforced commitment to robust risk management to protect and enhance performance resilience.
•Ensured all key risk metrics are within established risk tolerance levels.
•Aligned resources to support strategic priorities and responsible growth; mitigated insurance and product design risk by advising, monitoring and supporting business activity.
•Established the Climate Advisory Council to improve risk governance.
Continued executing on Next Horizon’s strategic pillars of Focus, Simplify and Differentiate.
•Focus by deploying capital and resources to the highest value opportunities, as evidenced by the mid-teen Internal Rate of Return generated on capital deployment in support of new business.
•Simplify by maintaining strong expense discipline, enhancing cross-functional alignment, scaling agile ways of working, and driving process re-engineering, and
•Differentiate by driving MetLife’s competitive advantage across key markets, by continuing to pursue digital technology transformation to meet customer expectations, and by strengthening the Company’s cyber defense posture to evolve capabilities beyond defense to resilience.
Evolving MetLife’s culture to enable strategy:
•Implemented a “Future Work” model by reimagining the workplace as employees around the world returned to offices in early 2022.
•Nurtured a purpose-driven and inclusive culture energizing employees to make a difference for stakeholders.
•Continued promoting communication and transparency through regular meetings with leaders and continued candid rapport with all employees through global town hall sessions.

70

Executive Compensation
Attracted diverse talent to drive execution:
•Continued to drive DEI as core to strategy. In 2022, the Company’s female officer representation globally as well as ethnically and racially diverse representation in the U.S. were above median and in top-quartile respectively against best-in-class industry benchmarks.
•Ensured that DEI continues to be a focus and key element of MetLife’s culture; for example, the Global Chief Diversity & Inclusion Officer reports to both the Chief Human Resources Officer (CHRO) and Mr. Khalaf.
•Fostered a strong global talent pool through several strategic leadership moves and hires.
Continued external stakeholder engagement:
•Pursued targeted engagement with key external stakeholders - customers, shareholders, regulators and the media - to engage and build stronger connections.
•Reinforced the Company’s commitment to sustainability efforts making significant progress against substantive DEI and environmental commitments.
Compensation:
The Committee endorsed compensation actions for Mr. Khalaf that reflected its assessment of his performance as CEO for 2022, including delivering strong financial performance and meaningful progress on strategic and operational objectives, as well as expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

2023 PROXY STATEMENT	71

Executive Compensation
John D. McCallion, Executive Vice President and Chief Financial Officer
In 2022, Mr. McCallion continued as EVP and CFO as well as led MetLife Holdings. The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the United States. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
With Mr. McCallion’s leadership, the Company:
•Achieved its 2022 Core Adjusted Earnings and Core Adjusted Earnings Per Share goals and exceeded its 2022 Business Plan for Core Adjusted Return on Equity,
•Delivered a Core Direct Expense Ratio of 12.2% - better than the annual target of 12.3% - driven by consistent execution and focus on an efficiency mindset in a challenging inflationary environment, and
•Managed an average 2021-2022 Core Free Cash Flow Ratio of 68%, within the 65% - 75% target range.
Mr. McCallion also:
•Led the Finance team in their progression to successfully adopt the new U.S. GAAP requirements for Long-Duration Targeted Improvements (LDTI), effective January 1, 2023, including public disclosure of anticipated financial impacts, investor information material and discussions, and updated internal controls,
•Directed the deployment of capital to promote responsible growth from new business and mergers and acquisitions; closed on the acquisition of Affirmative Investment Management, and completed divestitures in Greece and Poland facilitating redeployment of capital,
•Managed the Company’s financial risk profile, including delivering key capital adequacy ratios above minimum targets,
•Led MetLife Holdings to deliver Core Adjusted Earnings within the target range despite negative U.S. equity market returns, and
•Served as vice-chair of the Global Diversity, Equity and Inclusion Leadership Council as well as served as executive sponsor of MetLife’s Veterans Initiative, directing activities focused on attracting and hiring veteran talent; MetLife was recognized as a Military Friendly® Employer and Military Friendly Spouse Employer.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. McCallion for 2022 that reflected his performance as CFO, as well as expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

72

Executive Compensation
Steven J. Goulart, Executive Vice President and Chief Investment Officer
With Mr. Goulart’s leadership throughout 2022:
•In an environment of economic and market volatility, the Company achieved above-plan 2022 Adjusted Net Investment Income of $18.2 billion, while operating within Investment Committee-approved guidelines and limits.
•MetLife Investment Management (MIM) delivered growth in revenue and in value of new business and achieved strong annual net inflows. MIM exceeded Business Plan for new third-party client relationship and cross-selling globally, and successfully launched three new strategies across asset sectors to meet client needs.
•MetLife completed the acquisition of Affirmative Investment Management, a specialty global ESG fixed income impact investment manager, to strengthen capabilities to engage with clients on sustainability.
•MIM was selected for Pension & Investments “Best Places to Work in Money Management” for the second consecutive year, primarily based on employee survey feedback.
•Mr. Goulart sponsored more than 50 volunteer and inclusion events globally to enhance employee development, promote business understanding, and broaden peer networks while contributing to MetLife’s communities.
•MIM enhanced sustainability tracking and reporting, including the implementation of an issuer engagement tracking platform, and climate risk and ESG data platforms, enabling more meaningful and timely metrics for portfolio managers, clients and regulators.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. Goulart for 2022 that reflected his Investments organization performance and third-party MIM business growth, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)

2023 PROXY STATEMENT	73

Executive Compensation
Bill Pappas, Executive Vice President, Global Technology & Operations
Mr. Pappas leads Global Technology & Operations including customer care across MetLife’s businesses.
In 2022 with Mr. Pappas’ leadership, his team:
•Facilitated progress on Next Horizon strategic priorities by delivering differentiated technology solutions including the deployment of new platforms and digital applications to meet sales, distribution, servicing, and regulatory needs such as supporting LDTI implementation globally with updates to multiple applications across the financial ecosystem.
•Improved global customer satisfaction and transactional net promoter scores in aggregate globally and across the majority of large markets.
•MetLife’s Retirement and Income Solutions has been recognized by J.D. Power for providing “An Outstanding Customer Service Experience” for Phone support, four Years in a Row.1
•Continued to manage risk and protect the company and customer information by enhancing cyber and operational resilience as well as data governance and business controls.
•Delivered on the 2022 financial plan by continuing to apply an efficiency mindset, strategically managing resources while investing in critical capabilities and expanding the adoption of agile ways of working.
•Progressed sustainability with focus on volunteering and DEI commitments, including convening industry thought leaders on key topics - such as the essential role women in Science, Technology, Engineering and Math (STEM) play in bringing innovation to business solutions - through MetLife’s 4th successive annual “Triangle Tech X” conference.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. Pappas for 2022 that reflected his leadership of Global Technology & Operations including customer care, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
1“J.D. Power 2022 Certified Service Programs recognition℠ is based on successfully completing a detailed expert evaluation of key operational practices, and meeting or exceeding the top quintile performance established by J.D. Power’s proprietary cross-industry customer satisfaction benchmarks as measured through a survey of customers who have had a recent service interaction.” J.D. Power.

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Executive Compensation
Ramy Tadros, President, U.S. Business
Mr. Tadros is President, U.S. Business and heads two industry-leading businesses in the United States: Group Benefits, including managed vision care company Versant Health, and Retirement & Income Solutions (RIS), including pension risk transfers and stable value products. These businesses combine to represent approximately half of the Company’s Core Adjusted Earnings for 2022.
Under Mr. Tadros’ leadership:
•The U.S. Business exceeded Business Plan goals for Core Adjusted Earnings, sales, adjusted premiums, fees and other revenues, and value of new business while remaining below the Business Plan Core Direct Expense Ratio target.
•U.S. Group Benefits Core Adjusted Earnings grew significantly, driven by strong underwriting and the receding impact of COVID-19; adjusted premiums, fees and other revenues grew in line with guidance range for 2022 driven by strong persistency and sales. Voluntary products grew by double digits and continues to fuel adjusted premiums, fees and other revenues growth.
•RIS generated ~$1.6 billion of Core Adjusted Earnings, above Business Plan benefiting from strong investment margins. Growth remained strong with sales above Business Plan driven by robust stable value sales and record pension risk transfer sales exceeding $12 billion.
•The team partnered with Global Technology & Operations to implement agile work methods across the majority of the U.S. portfolio, and migrated almost all customers to our newer digital platforms designed to enable improved customer experience.
•U.S. Business continued to focus on internal talent development and DEI, including multiple talent moves within U.S. Business and across other businesses and functions.
Compensation:
Mr. Khalaf recommended, and the Committee endorsed, compensation actions for Mr. Tadros for 2022 that reflected his performance as President, U.S. Business, and expectations of future contributions.

■	Fixed Salary	■	LTI (vests over three years; realized value may differ)
■	Annual Cash Incentive	■	Variable (performance-based)
Percentages may not add up to 100% due to rounding.

2023 PROXY STATEMENT	75

Executive Compensation

02	What are our executive compensation practices?
Compensation Philosophy and Objectives

•Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives.
•Align compensation plans with short- and long-term business strategies.
•Align the financial interests of executives with shareholders’ through LTI and share ownership requirements.
•Make a vast majority of Total Compensation variable and subject to Company and individual performance.
Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:
•paying for performance: vast majority of compensation is variable without guarantee, and dependent on achieving business results.
•aligning executives’ interests with those of shareholders: vast majority of incentive compensation is share-based, and executives are expected to meet share ownership requirements.
•encouraging long-term decision making: the ultimate value of Performance Shares is determined by the Company’s performance over three years, stock options and restricted stock units vest over three years, stock options may normally be exercised over 10 years.
•rewarding achievement of the Company’s business goals: amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of individual contributions to achieving annual goals.
•avoiding incentives to take excessive risk: the Company does not make formulaic individual awards, uses Adjusted Earnings (which excludes net investment gains and losses and net derivative gains and losses) as a key performance indicator, avoids incentives to take excessive risk in the Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI.
•maintaining a performance-based compensation recoupment (“clawback”) policy: the Company may seek recovery for an employee’s fraudulent or other wrongful conduct that harmed MetLife, including an accounting restatement as a result of material noncompliance with financial reporting requirements, and from Executive Officers based on materially inaccurate performance measures regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:
•does not offer Executive Officers a supplemental executive retirement plan that adds years of service or includes LTI compensation in the benefits formula.
•does not provide excessive perquisites.
•does not allow repricing or replacing of Stock Options without prior shareholder approval.
•does not provide any “single trigger” change-in-control severance pay, or “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute equivalent alternative awards that remain subject to vesting.

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Executive Compensation
•does not provide any change-in-control cash severance beyond two times salary and average annual cash incentive pay.
•does not provide for any excise tax payment or tax gross-up for change-in-control -related payments, or tax gross-up for any perquisites or benefits, other than in connection with relocation or other transition arrangements.
•does not allow directors, executives, or other associates to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities.
•does not offer employment contracts to U.S.-based Executive Officers.
2023 Say-on-Pay Vote and Shareholder Engagement
In 2022, 95% of shares voted to approve the Company’s executive compensation program and the resulting compensation described in the 2022 Proxy Statement (excluding abstentions). Since 2011, the Company’s vote has been on average 96% positive.
Because the 2022 vote was advisory, the result was not binding on the Compensation Committee. However, the Committee took into account that strong support in reviewing the program.
The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, corporate-governance practices, talent management, and corporate responsibility initiatives, with several of its largest shareholders to gain a deeper understanding of their perspectives. See Shareholder Engagement for more information.
With regard to executive compensation, in recent years shareholders generally:
•praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and clear articulation of business strategy;
•supported the Company’s executive compensation program design and its alignment with the Company’s business strategy;
•encouraged management to continue to execute consistently;
•agreed that the Committee’s selective use of informed judgment in the design and administration of incentive plans is reasonable, so long as it aligns with performance; and
•were pleased with the Company’s continued commitment to ESG practices and its sustainability initiatives.
Components of Compensation and Benefits
The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role
Total Compensation
Base Salary is determined based on position, scope of responsibilities, individual performance and experience, and competitive data.	Provides fixed compensation for services during the year.
Annual Incentive Awards are:
•variable based on performance relative to Company and individual goals and additional business challenges or opportunities that arose during the year.
•determined through the Compensation Committee assessment of all of these factors as a whole.

•Serve as the primary compensation vehicle for recognizing and differentiating individual performance each year.
•Motivate Executive Officers and other employees to achieve strong annual business results that will contribute to the Company’s long-term success, without creating an incentive to take excessive risk.

2023 PROXY STATEMENT	77

Executive Compensation

Stock-Based LTI Awards are:
•based on the Compensation Committee’s assessment of individual responsibility, performance, relative contribution, and potential for assuming increased responsibilities, and future contributions
•dependent on a combination of MetLife’s performance and the value of shares (Performance Shares), or the value of shares (Restricted Stock Units), or increases in the price of shares (Stock Options). Cash-paid equivalents are used outside the U.S.
•granted each year to provide overlapping vesting and performance cycles
•delivered to Executive Officers as part of Total Compensation, in these proportions:

•Ensure that Executive Officers have a significant continuing stake in the long-term financial success of the Company (see “Executive Share Ownership” in How Do We Manage Risk Related to Our Compensation Program).
•Align executives’ interests with those of shareholders.
•Encourage decisions and reward performance that contribute to the long-term growth of the Company’s business and enhance shareholder value.
•Motivate Executive Officers to outperform MetLife’s competition.
•Encourage executives to remain with MetLife.

Stock-Based LTI Mix for CEO and Other Executive Officers

■	Restricted Stock Units	■	Stock Options	■	Performance Shares

Benefits
Retirement Program and Other Benefits include post-retirement income (pension) and the opportunity to save a portion of current compensation for retirement and other future needs (401(k) program and nonqualified deferred compensation).
Attract and retain executives and other employees.
Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.
Change-in-Control Benefits include:
•double-trigger severance pay and related benefits, if the Executive Officer’s employment is terminated without cause or the Executive Officer resigns with good reason following a change-in-control
•replacement or vesting of LTI.

•Retain Executive Officers during a change-in-control.
•Promote the unbiased efforts of the Executive Officers to maximize shareholder value during and after a change-in-control.
•Keep executives whole in situations where shares may no longer exist or awards otherwise cannot or will not be replaced.

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Executive Compensation
Determining Total Compensation for 2022 Performance
In determining executive compensation for performance year 2022, the Compensation Committee considered Executive Officer performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in Highlights of Business Results. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies, and in the broader market where the Company competes for executive talent.
A description of the process for determining Total Compensation follows.
Determining CEO Compensation
Early in 2022, Mr. Khalaf and the Committee established goals and objectives for Mr. Khalaf designed to drive Company performance, including executives’ shared responsibility for 2022 financial performance.
The Committee assessed Mr. Khalaf’s 2022 performance against these goals in early 2023. The Committee endorsed Total Compensation for Mr. Khalaf, including annual incentive and LTI, based on this assessment, and recommended it to the Independent Directors for their approval. For a description of the Business Plan goals and the performance that the Committee and Board reviewed, see Highlights of Business Results and Aspects of Individual Performance.
Determining Compensation of Other Executive Officers
Early in 2022, Mr. Khalaf and each of the other Executive Officers agreed on the executive’s goals for 2022.
In early 2023, Mr. Khalaf evaluated and shared with the Committee an assessment of each of the other Executive Officers’ performance during 2022 relative to the executive’s goals and the additional business challenges and opportunities that arose during the year. Based on this assessment, Mr. Khalaf recommended and discussed with the Committee the Total Compensation amounts for each Executive Officer, other than himself. The Committee reviewed and endorsed the components of each Executive Officer’s Total Compensation for the Board of Directors’ approval. In each case, Mr. Khalaf and the Committee considered the executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and fit within the executive talent market, aligned with MetLife’s compensation philosophy and objectives.
The Executive Vice President and Chief Human Resources Officer of the Company (the CHRO) provided the Committee with advice and recommendations on the form and overall level of executive compensation. The CHRO provided guidance and information to Mr. Khalaf to assist in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the program provisions in which Executive Officers, as well as other employees, participate.
Other than as described above, no Executive Officer played a role in determining the compensation of any of the other Executive Officers. No Executive Officer took part in the Board’s consideration of the executive’s own compensation. The CEO does not have any authority to grant share-based awards of any kind to any Executive Officer, the Chief Accounting Officer, or Non-Management Directors of the Company.

2023 PROXY STATEMENT	79

Executive Compensation

03	How did we compensate our CEO and other Named Executive Officers?
Base Salary
The base salaries earned by the Named Executive Officers in 2022 are reported in the Summary Compensation Table.
The Compensation Committee endorsed annual base salary increases in 2022 of $50,000 for Mr. Khalaf and Mr. McCallion; $25,000 for Mr. Goulart, Mr. Pappas and Mr. Tadros. Adjustments were made in consideration of performance and the competitive market.
Annual Incentive Awards
AVIP provides eligible employees, including Executive Officers, the opportunity to earn annual cash incentive awards. For awards for 2022 performance, AVIP was administered as a Cash-Based Awards program under the 2015 Stock and Incentive Plan. The 2022 AVIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AVIP Performance Funding
Each year, the Committee endorses the maximum aggregate funding available for AVIP awards for administrative (non-sales) employees around the world, approximately 25,000 employees for 2022.
Consistent with past practice, this approach uses an AVIP Performance Funding Level, a number based on the Company’s Adjusted Earnings compared to the Company’s 2022 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.
The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses excluding the impact of market volatility, which could distort results, and revenues and costs related to areas such as non-core products, divested businesses, and discontinued operations. Adjusted Earnings excludes the impact of net investment gains and losses and net derivative gains and losses, which helps mitigate the potential for excessive risk-taking. Adjusted Earnings also enhances shareholders’ understanding of MetLife’s results without the impact of asymmetrical and non-economic accounting for certain net derivatives gains and losses and certain hedging activity.
To facilitate prudent risk management, the Company calculates Adjusted Earnings for AVIP by eliminating the impact (if any) of variable investment income (VII) on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.

80

Executive Compensation
The Compensation Committee used the same methodology for 2022 to determine maximum available AVIP funding for awards to all eligible employees, based on Adjusted Earnings compared to the Business Plan, as it has used for the past several years. The following chart outlines the methodology and the Company’s 2022 performance:
Adjusted Earnings for AVIP
(as a percentage of Business Plan Adjusted Earnings Goal)
*2022 AVIP Performance Funding Level
See Appendix A for further details.
The Committee’s approach avoids providing incentives for employees to take excessive risk:
•Adjusted Earnings excludes net investment gains and losses and net derivative gains and losses.
•The AVIP funding formula further excludes VII on an after-tax basis that is more than 10% higher or lower than the Business Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it eliminates any incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. VII for 2022 was below this range on an after-tax basis by $145 million, net of income tax. As a result, Adjusted Earnings for AVIP purposes was increased by that amount.
•The AVIP funding formula is not an unlimited function of revenues. Rather, this approach caps the amount available for AVIP awards and is a function of financial measures that take account of the Company’s costs and liabilities.
The Adjusted Earnings that the Committee used for 2022 AVIP Performance Funding was above the 2022 Business Plan target. These results were driven by favorable recurring investment and underwriting margins, partially offset by unfavorable market factors driven by lower equity markets and variable investment income.
For purposes of determining 2022 AVIP Adjusted Earnings, as noted, Adjusted Earnings was increased by $145 million per the VII collar design feature (i.e., the formula excludes VII on an after-tax basis that is more than 10% higher or lower than the Business Plan goal). As described below, the Committee also reduced Adjusted Earnings for COVID-19 catastrophe losses below-Plan by $18 million, net of income tax. The net result was a $127 million (net of income tax) or 2.3% increase to Adjusted Earnings for AVIP purposes as shown below:

Reason for adjustment	Amount (in millions, net of income tax)
VII adjustment per AVIP design feature	$145
COVID-19 below-Plan adjustment	($18)
Total change to Adjusted Earnings for AVIP	$127

2023 PROXY STATEMENT	81

Executive Compensation
COVID-19. When setting the 2022 Business Plan, the Committee discussed that if assumptions for COVID-19 claims proved to be overly conservative or optimistic, an adjustment would be recommended to 2022 performance to avoid undue AVIP windfalls or penalties driven by a significant event that was beyond the control of 25,000 AVIP participants around the world. The 2022 Business Plan assumed $550 million of COVID-19 claims. For 2022, COVID-19 claims was slightly favorable to the Business Plan by $18 million, and as a result, Adjusted Earnings for AVIP purposes was reduced by this amount to neutralize the impact.
Without adjusting for COVID-19, the 2022 AVIP funding performance factor would have been 111.8% (versus 111.3%).
Annual Incentive Awards
The Committee endorsed the Executive Officers’ 2022 individual annual awards in consideration of the Company’s key financial performance goals and results described in Highlights of Business Results and key aspects of the performance of each of the Named Executive Officers relative to their objectives as discussed in Aspects of Individual Performance. Each of these awards is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Stock-Based Long-Term Incentives
Each year, the Committee endorses the award value of LTI for approval by the Independent Directors in consideration of the Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI includes Performance Shares, Restricted Stock Units, Stock Options, and, in some cases outside the United States, cash payable equivalents. The Committee endorses the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) under each award by dividing that portion of the LTI award value by the share closing price on the grant date. The number of Stock Options (and cash-payable equivalents) under the award is determined by dividing that portion of the LTI award value by one-third of the share closing price on the grant date. If the share closing price on the grant date is outside a 15% range (higher or lower) of the average share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units under each LTI award.
For information about the specific grants of LTI to the Named Executive Officers in 2022, see Grants of Plan-Based Awards.
Stock Options
The Company grants Stock Options with an exercise price equal to the closing price of shares on the grant date. The realized value of Stock Options depends exclusively on increases in the price of shares. One-third of each award of Stock Options becomes exercisable on each of the first three anniversaries of the date of grant.
Restricted Stock Units
The Company delivers shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in thirds, and shares are delivered, after each of the first three anniversaries of the grant date.
From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or key roles.

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Executive Compensation
Performance Shares
MetLife delivers shares to settle Performance Share awards after the end of a three-year period, with the number of shares determined by Company performance against pre-established goals for each three-year period.
The Compensation Committee has established performance metrics for Performance Share awards using:
•the Company’s Adjusted ROE compared to its Business Plan goals; and
•TSR, which reflects total return on shares including change in share price and imputed reinvested dividends, compared to the group of competitors listed in Appendix A (the TSR Peer Group).
The Committee uses Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. Adjusted ROE is Adjusted Earnings divided by average common stockholders’ equity. The use of TSR ensures that final awards are aligned with our shareholders’ experience.
The Performance Share metrics thus include one absolute measure, Adjusted ROE, to directly link to the Company’s Business Plan, and one relative measure, TSR, based on the TSR Peer Group, which reflects our business model and global reach, and includes key competitors for business and/or investors.
Each of these two factors is measured over the three-year performance period and each is weighted equally. The overall maximum performance factor is 175%.
The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range Business Plan that is vetted, and approved by the Board of Directors. This Business Plan is informed by macroeconomic forecasts as well as industry and peer performance.
The Board has set Adjusted ROE Business Plan goals that require a meaningful stretch from prior goals and performance, considering the Company’s commitment to responsible growth through management performance, while also considering tax changes, accounting changes, and movements in currency exchange rates, interest rates, and other market factors. The payout for Performance Share awards are disclosed after the end of each performance period.
The Committee will modify the Adjusted ROE performance factor component if it determines that a “Significant Event”, standing alone, changed the Adjusted ROE performance result by 1% or more compared to the Company’s Business Plan. “Significant Events” include accounting changes, business combinations, restructuring, nonrecurring tax events, common share issuance or repurchases, catastrophes, litigation and regulatory settlements, asbestos and environment events, certain specified classes of non-coupon investments, and other significant nonrecurring, infrequent, or unusual items.
If an event has or will have a substantial effect on the business or TSR of a TSR Peer Group company, the Committee will remove that company from the list. Such events include bankruptcies, insolvencies, delisting, and divestitures, mergers, acquisitions, or similar transactions that significantly change the major markets or operational scope of business.
Notably, and consistent with previous awards, the performance factor will be capped at 100% if the Company’s TSR for the performance period is zero or negative. This applies even if the Company’s Adjusted ROE exceeds the performance goal and the Company’s TSR outperforms its peers. This cap is an overall safeguard to ensure alignment with shareholders.
For the TSR component of the performance factor, the Company’s performance is compared against insurance industry competitors around the world to reflect MetLife’s business model and global reach. As a result, the TSR metric uses the TSR Peer Group, a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes. For information about the Company’s TSR Peer Group, see Comparator Group and Performance Share TSR Peer Group.
In 2018, the Compensation Committee reviewed the TSR Peer Group and updated it for 2019 awards to ensure it reflected key competitors for business and/or investors. See the 2019 Proxy Statement for more information. The Committee made no changes for 2023 awards. See Appendix A for further details.

2023 PROXY STATEMENT	83

Executive Compensation
2020-2022 Performance Share Payout
The following charts show the metrics used to determine the performance factor for awards granted in 2020 and how the outcome was tied to Company performance relative to the performance goals for the 2020-2022 performance period.

Adjusted ROE: 50% Component of Performance Factor
Performance Factor
0%
25%
100%
175%
137.5%*
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 13.6%
9.9% (80%)
12.4% (Goal)
14.9% (120%)
Adjusted ROE Performance
(as a Percentage of Business Plan Goal)
*2020-2022 Performance Factor component
TSR: 50% Component of Performance Factor
175.0%*
Performance Factor
0%
25%
100%
175%
BELOW THRESHOLD
THRESHOLD
TARGET
MAXIMUM
ABOVE MAXIMUM
Actual: 91st percentile
1st percentile
25th percentile
50th percentile
87.5th percentile
TSR Performance
(as a Percentile of Peers)
*2020-2022 Performance Factor component
Performance Factor 156.3% (average)

The Committee established Adjusted ROE performance goals for the 2020-2022 Performance Shares (and cash equivalents) in early 2020.
In measuring performance for this period, as required under the terms of the Performance Share Awards (Awards), the Committee modified the calculation of the Adjusted ROE performance component to reflect “Significant Events” as defined in the Awards, each of which had an effect on Adjusted ROE performance result by 1% or more compared to the Company’s three-year Business Plan. These “Significant Events” were:
VII outside +/- 10% of earnings: For the three-year period, VII was well above the three-year Business Plan, driven by very favorable private equity performance and met the criteria of a Significant Event, resulting in a $3.3 billion decrease to Adjusted Earnings and the corresponding average equity impact.
Sale of Property & Casualty business: The sale of the MetLife Property & Casualty business announced during the fourth quarter of 2020 was finalized in the second quarter of 2021, and met the criteria of a Significant Event, resulting in a $681 million increase to Adjusted Earnings and corresponding decrease in average equity to adjust for the gain on the sale of the MetLife Property & Casualty business.
Acquisition of Versant Health: The acquisition of Versant Health was completed in the fourth quarter of 2020 and met the criteria of a Significant Event, resulting in a $167 million decrease to Adjusted Earnings and corresponding decrease in average equity.
Change in common share issuances or repurchases (average equity only): Over the three-year period, share repurchases were impacted most significantly in 2020 as the Company stopped repurchasing shares for several quarters due to the economic uncertainty resulting from the COVID-19 pandemic. This change met the criteria of a Significant Event, resulting in a net decrease to average equity.

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Executive Compensation
COVID-19 catastrophe losses: COVID-19 was considered a “catastrophe,” as a catastrophe for life insurers is understood to include a pandemic as a mortality-related catastrophe. As such, the pandemic met the criteria of a Significant Event, resulting in a $2.0 billion increase to Adjusted Earnings and corresponding average equity impact.
Without these Significant Event adjustments for Adjusted ROE, the Performance Share Performance Factor under the 2020-2022 period would remain unchanged at 156.3% due to the offsetting impacts of these events.
Value Realized From Performance Shares/Units Vested in 2022
This table shows how the performance factor and change in share value affected the value that award holders realized from 2020-2022 Performance Shares (or cash equivalents):

2020-2022 Performance Shares/Units - Realized Value Illustration
Event	# of Shares/Units (example only)	Date	Share Price ($)	Award Value (pre-tax) ($)
At Grant	1,000	February 25, 2020	47.58	47,580
At Board approval of 156.3% Performance Factor	1,563	February 28, 2023	71.73	112,114
Award Value at Board approval of Performance Factor as a % of Award Value at Grant (reflects Performance Factor and change in Share price)				236%
Award Value differs from the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718; the grant date fair value was disclosed in the Company's 2020 Proxy Statement on the Grants of Plan-Based Awards table. For more information, see Option Exercises and Stock Vested.
Outstanding Performance Shares continue to vest. As a result, those Performance Shares continue to reflect MetLife’s Adjusted ROE performance and TSR. For more information, see Outstanding Equity Awards.
Phantom Stock-Based Awards
The Company grants cash-settled stock-based awards (Phantom Awards) to employees based outside the
United States, if paying cash is more appropriate than delivering shares in light of tax and other regulatory circumstances. Each such vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.
Rule of 65 for LTI Vesting
Employees whose combined age and complete years of MetLife employment is 65 or more, with at least five complete years of MetLife employment (the Rule of 65), will retain their awards following the end of their employment, unless discharged for cause, and subject to the below restrictive covenants.
Restrictive Covenants
In order to protect the Company, MetLife’s LTI provides that Executive Officers who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property or disparages MetLife, may lose those awards. The agreement to protect corporate property protects MetLife’s ownership of its property and information (including intellectual property), and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.

2023 PROXY STATEMENT	85

Executive Compensation
Retirement and Other Benefits
MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.
U.S.-Based Pension Program
The Company sponsors a pension program in which all eligible U.S.-based employees, including each U.S.-based Executive Officer, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.
The program includes the MetLife Retirement Plan (the Retirement Plan) and the Auxiliary Plan. The Auxiliary Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for Executive Officers. The same compensation formulas were used for benefits accrued in both plans in 2022.
Pension Plans Applicable to Mr. Khalaf
Mr. Khalaf is a legacy participant in the Deferred Compensation Plan for Globally Mobile Employees (the Global Plan) and the Overseas Plan. Mr. Khalaf did not accrue any benefits for his compensation and service in 2022 under either plan. However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2021 to year-end 2022.
For additional information about pension benefits for the Named Executive Officers, see Pension Benefits.
401(k) Program for U.S.-Based Executives
The Company sponsors a 401(k) program for U.S. based employees in which each U.S.-based Executive Officer is eligible to contribute a portion of eligible compensation. U.S. employees are also eligible for employer matching contributions in order to encourage and reward such savings.
The program includes the MetLife 401(k) Plan (the 401(k) Plan), a tax-qualified defined contribution plan that includes pre-tax contributions, Roth contributions, and after-tax contributions, and employer matching contributions under U.S. Tax Code requirements. The program also includes the Match Plan, an unfunded nonqualified deferred compensation plan. The Match Plan provides employer matching contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual U.S. Tax Code limits.
Employer matching contributions for the Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Because the Match Plan is a nonqualified deferred compensation plan, the Company’s contributions to the Named Executive Officers’ accounts, and the Named Executive Officers’ accumulated account balances and any payouts made during 2022, are reported in the table entitled Nonqualified Deferred Compensation.
U.S.-Based Nonqualified Deferred Compensation Program
The Company sponsors a nonqualified deferred compensation program for employees at the Assistant Vice President level and above in the U.S., including each Executive Officer to receive tax-deferred simulated investments. See Nonqualified Deferred Compensation for amounts of nonqualified deferred compensation reported for the Named Executive Officers.

86

Executive Compensation
Perquisites
The Company provided Executive Officers limited perquisites in 2022.
•To maximize the accessibility of Executive Officers, the Company made leased vehicles and drivers or other car services available to executives for commuting and personal use.
•The Company leases an aircraft for purposes of efficient business travel by our executives. While the CEO may occasionally use the aircraft for personal travel at the Company’s expense, the Company policy does not require him to use the aircraft for all personal travel.
•For recordkeeping and administrative convenience, the Company paid certain other costs, such as incidental personal expenses for Executive Officers related to business functions. The Company’s incremental cost for these items was less than $500 for each of the Named Executive Officers.
•Mr. McCallion’s previous MetLife service in EMEA caused multi-jurisdiction tax complexity that persisted for several years after his transfer back to the U.S. As a result, MetLife, Inc. provided him with tax return preparation services in 2022.
•The Company holds events to facilitate and strengthen its relationship with customers, potential customers, and other business partners, such as events at MetLife Stadium. The Company occasionally allows employees, including Executive Officers, their family members, and their personal guests, personal use of its facilities at MetLife Stadium, to the extent space at such events is available or the facilities are not in use for business purposes.
•Each of these Named Executive Officers, including the CEO, is responsible for any personal income taxes due as a result of receiving any of the above benefits. The Company does not pay, or gross-up any compensation to cover, any executive officer’s income tax on benefits or perquisites.
The incremental cost of perquisites provided to the Named Executive Officers for 2022 is included in the “All Other Compensation” column of the Summary Compensation Table, if the total cost of those perquisites for that executive exceeded $10,000.

2023 PROXY STATEMENT	87

Executive Compensation
Potential Termination Payments
Severance Pay and Related Benefits
The following describes the Company’s standard severance program. The Company may, in the future, enter into severance agreements that differ from the general terms of the program where business circumstances warrant.
If the employment of a U.S.-based Executive Officer ends involuntarily due to job elimination or, in limited circumstances, due to performance, he or she may be eligible for the severance program available to substantially all salaried employees. The program generally provides employees with severance pay, outplacement services, and other benefits. Employees terminated for cause, as defined under the program, are not eligible. The amount of severance pay reflects the employees’ salary grade, base salary rate, and length of service. The severance pay formula for officer-level employees is potentially higher than that for other employees. Longer-service employees receive greater payments than shorter-service employees, given the same salary grade and base salary. Depending on the terms of the individual’s particular award, employees who meet the Rule of 65 or other applicable age and service criteria retain their outstanding LTI. Otherwise, employees who receive severance pay also generally receive a pro rata cash payment in consideration of certain forfeited Performance Shares (generally, those awards granted in prior calendar years).
Change-in-Control Arrangements
The Company has adopted arrangements regarding the impact on the Executive Officers’ compensation and benefits in the event of a change-in-control of MetLife. None of the Executive Officers are entitled to any excise tax gross-up either on severance pay or on any other benefits payable in the event of a change-in-control of the Company.
The Company established the MetLife Executive Severance Plan (the Executive Severance Plan) in 2007 to apply to all Executive Officers and replace individual change-in-control agreements.
The Board determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An Executive Officer who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.
The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife. Rather, the Plan provides for severance pay and related benefits only if the executive’s employment also ends under defined circumstances.
The Company’s LTI also includes change-in-control provisions. Under these provisions, MetLife or its successor may substitute an alternative award of equivalent value and vesting provisions no less favorable than the award being replaced. Only if such substitution does not occur would the awards vest immediately upon a change-in-control.
For additional information about change-in-control arrangements, including the Company’s definition of change-in-control for these purposes, see Potential Payments upon Termination or Change-in-Control.

88

Executive Compensation

04	How do we review compensation against peer companies?
The Compensation Committee periodically reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (the Comparator Group).
The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment, and risk management to their businesses, as well as their being competitors for executive talent. It reviews the composition of the Comparator Group from time to time to ensure that the group remains an appropriate comparator group for the Company.
In determining the Executive Officer’s Total Compensation for 2022, the Committee considered the global nature of the Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the Executive Officer manages, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for like positions at Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an Executive Officer’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention considerations. The Committee reviewed individual elements of the Executive Officers’ Total Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2022 performance and expectations of future contributions, each Named Executive Officer’s Total Compensation fell within or close to the 80% to 120% range of the point representing the size-adjusted median for the executive’s 2022 position.

2023 PROXY STATEMENT	89

Executive Compensation

$128.7B

JPMorgan Chase & Co.

AXA SA

Bank of America Corporation

Citigroup Inc.

Wells Fargo & Company
METLIFE $70B

Prudential Financial Inc.

73rd Percentile of Comparator Group	American International Group

Morgan Stanley

American Express Company

HSBC Holdings plc

Allstate Corp

The Travelers Companies, Inc.

U.S. Bancorp

Hartford Financial Services

Aflac Inc.

Sun Life Financial Inc.

Manulife Financial Corp.

$12.6B
2022 Revenues

$3,665.8B

JPMorgan Chase & Co.

Bank of America Corporation

HSBC Holdings plc

Citigroup Inc.

Wells Fargo & Company

Morgan Stanley

AXA SA

Prudential Financial Inc.
METLIFE $667B

Manulife Financial Corp.

54th Percentile of Comparator Group	U.S. Bancorp

American International Group

Sun Life Financial Inc.

American Express Company

Aflac Inc.

The Travelers Companies, Inc.

Allstate Corp

Hartford Financial Services

$73.0B
Total Assets as of December 31, 2022

$393.5B

JPMorgan Chase & Co.

Bank of America Corporation

Wells Fargo & Company

Morgan Stanley

HSBC Holdings plc

American Express Company

Citigroup Inc.

U.S. Bancorp

METLIFE $56B
AXA SA

American International Group

47th Percentile of Comparator Group	Aflac Inc.

The Travelers Companies, Inc.

Prudential Financial Inc.

Allstate Corp

Manulife Financial Corp.

Sun Life Financial Inc.

Hartford Financial Services

$23.8B
Market Capitalization as of December 31, 2022

MetLife is excluded from the Comparator Group when determining its percentile.
See Appendix A for further details.

90

Executive Compensation
Comparator Group and Performance Share TSR Peer Group
MetLife competes for executive talent with the compensation Comparator Group companies in the insurance and broader financial services industries. These companies also disclose compensation data that allows the Company to make useful comparisons.
The Performance Share global TSR Peer Group includes MetLife’s key publicly-traded insurance company competitors for business and/or investors. These competitors face business challenges similar to those MetLife faces, and therefore make more appropriate performance comparators than do some of the Comparator Group companies.

Performance Share TSR Peers: Insurance Companies (with ticker symbol)

Aflac (AFL)	Manulife (MFC)	American Express (AXP)	JPMorgan Chase (JPM)	Compensation Comparator Group: Insurance and Financial Services Companies (with ticker symbol)
AIG (AIG)	Prudential (PRU)	Bank of America (BAC)	Morgan Stanley (MS)
Allstate (ALL)	Sun Life (SLF)	Citigroup (C)	U.S. Bancorp (USB)
AXA (AXA)	Travelers (TRV)	HSBC (HSBA)	Wells Fargo (WFC)
The Hartford (HIG)

Allianz (ALV)	Lincoln National (LNC)
Chubb (CB)	Principal Financial (PFG)
Dai-ichi (8750)	Prudential plc (PRU LN)
Globe Life Inc. (GL)	Unum (UNM)
Legal & General (LGEN)	Zurich (ZURN)

2023 PROXY STATEMENT	91

Executive Compensation

05	How do we manage risk related to our compensation program?
Risk Management
MetLife’s compensation program leverages best practices and has a number of features that contribute to prudent decision making and do not incent executives to take excessive risks, including balance in design, risk mitigation policies, and Compensation Committee oversight that extends to incentive arrangements below the Executive Officers.

Incentive compensation aligned with risk management
•Adjusted Earnings – an important incentive compensation metric – excludes net investment gains and losses, and net derivative gains and losses
•Executives are not penalized for hedging business exposures to risks inherent in a number of products, and not rewarded when the hedging positions benefit the Company
•Executives are not rewarded for harvesting capital gains beyond prudent capital and risk management
•Aligns with Company policy not to use derivatives for speculative purposes
•AVIP VII collar facilitates prudent risk management
•Company assesses Executives’ performance in risk management and governance practices

Long-term focus
•Three-year overlapping performance periods and vesting for long-term incentive compensation
•Time horizons for compensation reflect the extended time horizons to realize the results of many business decisions

Performance-based compensation recoupment (“clawback” and forfeiture) policy
•Applies to all employees, including Executive Officers
•Company may seek to recoup performance-based compensation with respect to period of misconduct
•Misconduct is fraudulent or other wrongful conduct that causes the Company or its business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements
•For Executive Officers, Company may also seek to recoup compensation based on materially inaccurate performance measures, regardless of fault

Hedging and pledging policies
•Directors and employees, including Executive Officers, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities
•Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs
•Chief Risk Officer reviews programs and reports to the Compensation Committee
•Intended to ensure that programs do not encourage excessive risk-taking
•Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes
•Chief Risk Officer concluded for 2022 that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

92

Executive Compensation

Share ownership requirements
•Ensure that executives’ interests are aligned with those of shareholders
•Encourage prudent risk-taking to the long-term benefit of shareholders
•Apply to employees at Senior Vice-President level and above, including Executive Officers
•Require retention of all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement

Executive Share Ownership
The share ownership of the Named Executive Officers was, as of March 15, 2023:

Name	Requirement (Multiple of Annual Base Salary Rate)	Ownership at or Above Requirement	Compliant with 100% Net Share Retention Requirements[1]
Michel A. Khalaf	7	✓	✓
John D. McCallion	4	✓	✓
Steven J. Goulart	4	✓	✓
Bill Pappas	4		✓
Ramy Tadros	4	✓	✓
1Requires retention of all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement.
The Company sets share ownership requirements by level of executive responsibilities, and increases those requirements immediately upon the executive assuming additional responsibilities. An executive must retain all net shares acquired from compensation awards to achieve and maintain ownership at or above the requirement. Employees may count the value of shares they or their immediate family members own directly or in trust. They may also count shares deferred under the Company’s nonqualified deferred compensation program.
The Company does not count outstanding LTI awards toward these requirements. Nevertheless, each Named Executive Officer has significant outstanding awards deliverable in shares that further align the executive’s interests with those of shareholders.
Stock-Based Award Timing Practices
The Compensation Committee grants LTI to Executive Officers at or around its regularly scheduled meeting in February of each year. The exercise price of Stock Options or Unit Options is the closing price of a share on the grant date. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an Executive Officer, or in order to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, original vesting or payment date of awards from a prior employer forfeited to join MetLife, change in responsibilities, or other related changes. The Company has never granted, and has no plans to grant, any LTI to current or new employees in anticipation of the release of non-public information about the Company or any other company.
Tax Considerations
Section 162(m) of the U.S. Tax Code limits the deductibility of certain compensation paid to certain executives. The Committee grants nondeductible compensation as it determines to be in the interests of the Company.
Accounting Considerations
Stock Options, Performance Shares and Restricted Stock Units qualify as equity-classified instruments whose fair value for determining compensation expense under current accounting rules is fixed on the date of grant.
MetLife records Phantom Awards, which are settled in cash, as liabilities. It re-measures the liability and corresponding expense quarterly.

2023 PROXY STATEMENT	93

Executive Compensation
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[2]	All Other Compensation ($)	Total ($)
Michel A. Khalaf President and Chief Executive Officer	2022	1,387,500	0	10,145,223	1,297,465	5,000,000	-	277,238	18,107,426
	2021	1,350,000	0	8,743,585	1,150,008	4,650,000	449,706	278,074	16,621,373
	2020	1,312,500	0	7,483,523	853,094	4,250,000	1,270,246	264,892	15,434,255
John D. McCallion Executive Vice Pres. and Chief Financial Officer	2022	937,500	0	3,485,055	445,700	2,800,000	387,727	174,404	8,230,386
	2021	900,000	0	3,041,310	400,000	2,650,000	347,260	151,895	7,490,465
	2020	887,500	0	2,694,114	307,113	2,400,000	358,180	153,953	6,800,860
Steven J. Goulart Executive Vice Pres. and Chief Investment Officer	2022	943,750	0	3,407,585	435,803	2,425,000	378,612	129,750	7,720,500
	2021	925,000	0	3,041,310	400,000	2,300,000	341,030	121,000	7,128,340
	2020	918,750	0	2,993,460	341,245	2,100,000	361,179	124,750	6,839,384
Bill Pappas Executive Vice Pres., Global Technology & Operations	2022	868,750	0	2,981,660	381,322	2,300,000	308,874	122,750	6,963,356
	2021	850,000	0	2,661,121	350,007	2,200,000	280,871	114,000	6,455,999
	2020	850,000	1,800,000	2,377,132	0	2,000,000	3,542	32,583	7,063,257
Ramy Tadros President, U.S. Business	2022	843,750	0	3,001,012	383,796	2,300,000	315,576	121,750	6,965,884
	2021	825,000	0	2,661,121	350,007	2,200,000	285,974	113,000	6,435,102
	2020	818,750	0	2,245,095	255,933	2,000,000	258,594	102,750	5,681,122
1The “Bonus" column represents Mr. Pappas’ sign-on payment to address incentive compensation that Mr. Pappas forfeited by leaving his former employer to join MetLife in 2019.
2None of the Company’s Named Executive Officers had any above-market or preferential earnings on nonqualified deferred compensation in 2022 or any other year presented. The change in pension value reported in this column represents the increase in actuarial present value of any Named Executive Officer’s accumulated benefit under all defined benefit and actuarial pension plans in which the Named Executive Officer participates. For 2022, the present value amounts of Mr. Khalaf’s Global Plan and Overseas Plan benefits, which are both frozen, decreased from 2021. These decreases were due to the large increase in the discount rate from 2021, partially offset by the increase in present value due to Mr. Khalaf’s increase in age. The present value amounts of Mr. Khalaf’s Retirement Plan and Auxiliary Retirement Plan benefits increased due to standard benefits earned in 2022. The total change in present value for all pension plans combined for Mr. Khalaf was a decrease of $749,210.
The amounts reported in the table above for 2022 include several elements that were not paid to the Named Executive Officers in 2022. The table includes items such as salary and cash incentive compensation that have been earned. It also includes the grant date fair value of Share-based LTI awards granted in 2022 which may never become payable or be delivered, or may ultimately have a value that differs substantially from the values reported in this table. The table also includes changes in the value of pension benefits from prior year-end to year-end 2022 which will become payable only after the Named Executive Officer ends employment. The same is true of the items and amounts reported in the table above for 2021 and 2020.
In addition, the amounts in the Total column do not represent Total Compensation as defined for purposes of the Company’s compensation framework and philosophy, and include elements that do not relate to 2022 performance. For additional information, see the Compensation Discussion and Analysis.

94

Executive Compensation
Amounts in the Summary Compensation Table are further discussed as follows.
Salary
The amount reported in the Salary column is the amount of base salary earned by each Named Executive Officer in that year. For the relationship of each Named Executive Officer’s 2022 base salary earnings to that officer’s 2021 Total Compensation, see Highlights of Executive Performance and Compensation.
Bonus
See the footnote to the Summary Compensation Table.
Stock Awards
Performance Shares. The Company granted Performance Shares to Named Executive Officers in 2022 pursuant to the 2015 Stock and Incentive Plan.
No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards.
Performance Shares are delivered in shares after the end of the three-year performance period from January 1, 2022 to December 31, 2024.
The number of shares the Company delivers at the end of the performance period is calculated by multiplying the number of Performance Shares by a performance factor (from 0% to 175%). The performance factor is determined based on the Company’s Adjusted ROE compared to its three-year Business Plan and TSR during the performance period compared to the Company’s peers.
For a further discussion of the performance goals applicable to the Performance Share awards in 2022, see the Compensation Discussion and Analysis. For a discussion of the 2021 and 2020 Performance share awards (or phantom equivalents), see the Company’s 2022 and 2021 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.
Restricted Stock Units. The Company granted Restricted Stock Units to Named Executive Officers in 2022 pursuant to the 2015 Stock and Incentive Plan. One-third of each of the awards vests on or shortly following each of the first three anniversaries of the grant date. No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards. Restricted Stock Units are delivered in shares.
For a discussion of the 2021 and 2020 Restricted Stock Unit awards (or phantom equivalents), see the Company’s 2022 and 2021 Proxy Statements. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.

2023 PROXY STATEMENT	95

Executive Compensation
Method for Determining Amounts Reported. The amounts reported in this column for Stock Awards were calculated by multiplying the number of shares (or phantom equivalents) by their respective grant date fair value:
•$62.83 for February 22, 2022
•$51.37 for February 23, 2021
•$41.89 for February 25, 2020
Those amounts are the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For Performance Shares a (or phantom equivalents), the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718. The grant date fair values of the Performance Shares assuming the highest level of performance conditions would be 1.75 times the amounts included in this column, rounded down to the nearest whole Share, because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2022 Performance share awards, that would produce the following hypothetical Grant Date Fair Values:

Name	Hypothetical Grant Date Fair Value of 2022-2024 Performance Shares at Maximum Performance Level ($)
Michel A. Khalaf	14,621,044
John D. McCallion	5,022,505
Steven J. Goulart	4,910,918
Bill Pappas	4,297,007
Ramy Tadros	4,324,966
For a description of the assumptions made in determining the expenses of share awards, see Notes 1 and 16 of the Notes to the Consolidated Financial Statements in the 2022 Form 10-K, Notes 1 and 16 of the Notes to the Consolidated Financial Statements in the 2021 Form 10-K, and Notes 1 and 16 of the Notes to the Consolidated Financial Statements in the 2020 Form 10-K. In determining these expenses, the Company assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.
Option Awards
The Company granted Stock Option awards in 2022 to Named Executive Officers pursuant to the 2015 Stock and Incentive Plan. The Stock Options will normally become exercisable at the rate of one-third of each grant on each of the first three anniversaries of the grant date, and expire on the day before the tenth anniversary of that grant date. Each of these awards had a per option exercise price equal to the closing price of a share on the grant date: $68.96. No monetary consideration was paid by a Named Executive Officer for any awards.
For a discussion of the 2021 and 2020 Stock Options (or phantom equivalents), see the Company’s 2022 and 2021 Proxy Statements, respectively. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see Potential Payments upon Termination or Change-in-Control.

96

Executive Compensation
Method for Determining Amounts Reported. The amounts reported in this column were calculated by multiplying the number of Stock Options (or phantom equivalents) by a grant date fair value per option of:
•$15.18 for February 22, 2022
•$12.76 for February 23, 2021
•$9.02 for February 25, 2020
Those amounts are the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period.
For a description of the assumptions made in determining the expenses of Stock Option awards, see Notes 1 and 16 to the Consolidated Financial Statements in the 2022 Form 10-K, Notes 1 and 16 to the Consolidated Financial Statements in the 2021 Form 10-K, and Notes 1 and 16 in the 2020 Form 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column. The grant date of the awards was the date that the Board approved the awards.
Non-Equity Incentive Plan Compensation
The amounts reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer are 2022 AVIP awards, which the Compensation Committee made in February 2023 based on 2022 performance and payable in cash by March 15, 2023. The awards were made pursuant to the 2015 Stock and Incentive Plan. The factors considered and analyzed by the Compensation Committee in determining the awards are discussed in the Compensation Discussion and Analysis.
Amounts reported in this column for 2021 and 2020 are AVIP awards with a similar relationship to performance in those years. The basis of these awards to the Named Executive Officers who appear in the Company’s 2022 and 2021 Proxy Statements, respectively, is discussed further in those Proxy Statements.
Change in Pension Value and Nonqualified Deferred Compensation Earnings
The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2022 represent only any aggregate increase during 2022 in the actuarial present value of accumulated pension benefits for each of the Named Executive Officers. Any increase in the actuarial present value of the benefits for those who participate in the U.S.-based pension program reflects additional service in 2022, base salary compensation earned in 2022 (reflecting any increases in base salary rate) and annual incentive awards payable in March 2022 for 2021 performance, to the extent applicable under each plan.
The Named Executive Officers participate in the same U.S.-based pension program as do other administrative employees in the U.S. On account of his prior compensation and service based outside the U.S., Mr. Khalaf also participated in the Overseas Plan and the Global Plan.
For a description of pension benefits, including the formula for determining benefits, see Pension Benefits.
None of the Named Executive Officers’ earnings on their nonqualified deferred compensation in 2022, 2021, or 2020 were above-market or preferential. As a result, the Company has not included any earnings credited on their nonqualified deferred compensation in this column. For a description of the Company’s nonqualified deferred compensation plans and the simulated investments used to determine earnings, see Nonqualified Deferred Compensation.

2023 PROXY STATEMENT	97

Executive Compensation
All Other Compensation
The amounts reported in this column for 2022 include all other items of compensation:

Name(1)	Employer 401(k) Program Contributions ($)	Perquisites and Other Personal Benefits ($)[1]	Total ($)
Michel A. Khalaf	241,500	35,738	277,238
John D. McCallion	143,500	30,904	174,404
Steven J. Goulart	129,750	0	129,750
Bill Pappas	122,750	0	122,750
Ramy Tadros	121,750	0	121,750
1Each of Mr. Goulart’s, Mr. Pappas’, and Mr. Tadros’ aggregate amounts of perquisites and other personal benefits in 2022 were less than $10,000, and are therefore not reported in the table consistent with SEC rules.
Employer 401(k) Program Contributions. U.S.-based eligible employees may make contributions to the 401(k) Plan, which is tax-qualified under the U.S. Tax Code. Employer matching contributions were also made to the 401(k) Plan in 2022. In addition, the Company made employer contributions to the Match Plan that allows contributions beyond the U.S. Tax Code annual limits on the compensation an employee may contribute to the 401(k) Plan. These employer contributions to the Match Plan (but not to the 401(k) Plan) are also reflected in the “Registrant Contributions in Last FY” column of the Nonqualified Deferred Compensation Table.
Perquisites and Other Personal Benefits. Goods or services provided to the Named Executive Officers are perquisites or personal benefits only if they confer a personal benefit on the executive. However, goods or services that are directly and integrally related to the executive’s job duties, or are offered generally to all employees, or for which the executive fully reimbursed the Company, are not perquisites or personal benefits. Perquisites and other personal benefits are reported at the Company’s aggregate incremental cost. The following describes each type of perquisite or other personal benefit.
Personal Car Service. The Company provided limited personal automobile travel, incurring the cost of tolls, fuel, driver overtime compensation, and other costs reported in the table above. Where the executive used an outside car service for personal travel, the Company’s cost is also included.
Personal Company Aircraft Use. The reported amounts include the aggregate incremental costs of $27,560 for Mr. Khalaf's personal use of the Company’s leased aircraft determined by calculating the variable costs that were charged to the Company by the vendor that operates the Company’s leased aircraft for trip-related crew hotels and meals, landing and ground handling fees, hangar and parking costs, in-flight catering and telephone usage, and similar items. Fuel costs were calculated and included based on average fuel cost per flight hour for each hour of personal use. Because the aircraft is leased primarily for business use, fixed costs such as lease payments are not included in these amounts. The Company does not require the CEO to use the Company’s aircraft for all personal and business travel.
Personal Conference, Event, and Travel. The reported amounts reflect the costs incurred by the Company for the Named Executive Officer at or in connection with a Company business conference, meeting, or other event, including travel and meals for family members accompanying a Named Executive Officer on business travel. Costs paid to a vendor to make personal travel reservations for the Named Executive Officers or their family members are also included.
Tax Preparation. MetLife provided professional tax return preparation services to Mr. McCallion related to his previous MetLife service outside the U.S. which caused the executive and MetLife multi-jurisdiction tax complexity persisting for several years after his transfer back to the U.S.

98

Executive Compensation
Grants of Plan-Based Awards in 2022

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards
		Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Michel A. Khalaf	February 22, 2022	33,244	132,976	232,708				8,354,882
	February 22, 2022				28,495			1,790,341
	February 22, 2022					85,472	68.96	1,297,465
John D. McCallion	February 22, 2022	11,419	45,679	79,938				2,870,012
	February 22, 2022				9,789			615,043
	February 22, 2022					29,361	68.96	445,700
Steven J. Goulart	February 22, 2022	11,166	44,664	78,162				2,806,239
	February 22, 2022				9,571			601,346
	February 22, 2022					28,709	68.96	435,803
Bill Pappas	February 22, 2022	9,770	39,081	68,391				2,455,459
	February 22, 2022				8,375			526,201
	February 22, 2022					25,120	68.96	381,322
Ramy Tadros	February 22, 2022	9,833	39,335	68,836				2,471,418
	February 22, 2022				8,429			529,594
	February 22, 2022					25,283	68.96	383,796
Equity Incentive Plan Awards
The amounts in these columns reflect a range of shares the Company may deliver to settle Performance Shares granted to each Named Executive Officer in 2022. In each case, it is also possible that no shares will be delivered or cash paid. If the 25% threshold performance factor in the metrics endorsed by the Compensation Committee applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Threshold column of this table. If the target performance factor applies, each Named Executive Officer would receive the number of Performance Shares reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table. For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.

2023 PROXY STATEMENT	99

Executive Compensation
All Other Stock Awards
The amounts in this column reflect the potential number of shares the Company may deliver to settle Restricted Stock Units granted to each Named Executive Officer in 2022. In each case, it is also possible that no shares will be delivered or cash paid.
For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
All Other Option Awards
For a description of the material terms and conditions of these awards, see the Summary Compensation Table and the text accompanying that table.
Non-Equity Incentive Plans
Each Named Executive Officer serving as of February, 2023 was eligible for a 2022 AVIP award at that time. The technical maximum amount prescribed by the governing plan (the 2015 Stock and Incentive Plan) in any given year is $10 million. The amounts of the 2022 AVIP awards paid to the Named Executive Officers do not approach this limit. For more information about non-equity incentive plan eligibility and awards made in 2023 based on 2022 performance, see the Summary Compensation Table and the text accompanying that table.

100

Executive Compensation
Outstanding Equity Awards at 2022 Fiscal Year-End

	Option Awards(1),(6)				Stock Awards(6)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#)[4]	Equity Incent Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Not Vested ($)[5]
Michel A. Khalaf	25,181	0	45.15	February 24, 2024
	26,138	0	45.91	February 23, 2025
	28,817	0	46.85	February 27, 2027
	34,608	0	45.50	March 1, 2028
	90,726	0	44.65	February 25, 2029
	63,052	31,526	47.58	February 24, 2030
	30,042	60,084	57.43	February 22, 2031
	0	85,472	68.96	February 21, 2032
					59,029	4,271,929	478,007	34,593,367
John D. McCallion	6,533	0	46.85	February 27, 2027
	10,712	0	45.50	March 1, 2028
	30,242	0	44.65	February 25, 2029
	22,698	11,350	47.58	February 24, 2030
	10,449	20,899	57.43	February 22, 2031
	0	29,361	68.96	February 21, 2032
					20,539	1,486,407	165,261	11,959,939
Steven J. Goulart	26,859	0	45.15	February 24, 2024
	32,673	0	45.91	February 23, 2025
	54,615	0	34.33	February 22, 2026
	40,024	0	46.85	February 27, 2027
	29,664	0	45.50	March 1, 2028
	40,323	0	44.65	February 25, 2029
	25,221	12,611	47.58	February 24, 2030
	10,449	20,899	57.43	February 22, 2031
	0	28,709	68.96	February 21, 2032
					20,741	1,501,026	163,485	11,831,409
Bill Pappas	9,143	18,287	57.43	February 22, 2031
	0	25,120	68.96	February 21, 2032
					33,386	2,416,145	143,047	10,352,311
Ramy Tadros	5,933	0	45.50	March 1, 2028
	20,162	0	44.65	February 25, 2029
	18,916	9,458	47.58	February 24, 2030
	9,143	18,287	57.43	February 22, 2031
	0	25,283	68.96	February 21, 2032
					17,677	1,279,284	143,492	10,384,516
1Each of these Option Awards are Stock Options. Each Option Award has an expiration date that is the day before the tenth anniversary of its grant date. Each Option Award becomes exercisable at a rate of one-third of each annual grant on each of the first three anniversaries of the grant date, subject to conditions.
2Each of these Stock Awards is Restricted Stock Units that vest in thirds on the first business day of March on or following each of the first three anniversaries of the grant date.

2023 PROXY STATEMENT	101

Executive Compensation
3The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Restricted Stock Units reflected in the column entitled “Number of shares or Units of Stock That Have Not Vested” multiplied by the closing price of a share on December 30, 2022, the last business day of that year.
4Each of these Stock Awards is made up of Performance Shares. The number of Stock Awards reported is the maximum number of shares that the Company could deliver for the following performance periods:

	Maximum Performance Shares
	2021-2023 (#)	2022-2024 (#)
Michel A. Khalaf	245,299	232,708
John D. McCallion	85,323	79,938
Steven J. Goulart	85,323	78,162
Bill Pappas	74,656	68,391
Ramy Tadros	74,656	68,836
The Company has not yet delivered any shares for these Performance Shares, which vest at the end of the three-year performance period. The number of shares the Company delivers may be lower than the amounts reflected in this table. Under the terms of the awards, the number of shares the Company delivers, if any, will depend on a performance factor that the Board determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance in 2023 or 2024 at the time this Proxy Statement was filed. See the Summary Compensation Table and the text accompanying that table for a description of the terms of the Performance Shares.
5The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Performance Shares reflected in the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a share on December 30, 2022, the last business day of that year.
6The Option Awards and Stock Awards granted in 2017 and earlier reflect an adjustment made as of August 4, 2017. On that date, MetLife, Inc. completed the separation of Brighthouse Financial through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock and Incentive Plan (or other applicable plan), the Company increased Option Awards and Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio. The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017, by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.
The table above presents information about:
•Option Awards MetLife granted to the Named Executive Officers that were outstanding on December 31, 2022 because they had not been exercised or forfeited as of that date.
•Performance Shares MetLife granted to the Named Executive Officers that were outstanding on December 31, 2022 because they had not vested as of that date.
•Restricted Stock Units MetLife granted to the Named Executive Officers that were outstanding on December 31, 2022 because they had not vested as of that date.
The awards reported in this table include awards granted in 2021, which are also reported in the Summary Compensation Table and the Grants of Plan-Based Awards table.

102

Executive Compensation
Option Exercises and Stock Vested in 2022

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michel A. Khalaf	74,938	2,985,713	260,550	18,613,346
John D. McCallion	0	0	93,407	6,675,608
Steven J. Goulart	119,395	4,521,860	104,146	7,440,570
Bill Pappas	0	0	40,275	2,875,786
Ramy Tadros	0	0	77,426	5,536,390
Option Awards
The amount for the value realized on exercise of Option Awards is the market value of shares when the executive exercised the Stock Option (or phantom equivalents) less the exercise price.
Stock Awards
These amounts include shares the Company delivered for Restricted Stock Units (or phantom equivalents) that vested in 2022. The value realized on vesting was determined using the closing price of a share on the vesting date. None of the Named Executive Officers had the opportunity to defer the shares that they might receive for these awards.
These amounts also include shares deliverable for Performance Shares (or phantom equivalents) for the 2020-2022 performance period, which vested on December 31, 2022. The value realized on vesting was determined using the number of shares deliverable, or cash equivalent, multiplied by the closing price of shares on the vesting date. The number of shares deliverable for this award (or cash equivalent) was calculated by multiplying the number of Performance Shares by the performance factor that pertained to the awards, which was 156.3%. For more information, see “Performance Shares” in How Did We Compensate Our CEO and Other Named Executive Officers?
Each Named Executive Officer who had a Performance Share award for the 2020-2022 performance period had the opportunity to defer shares deliverable for that award. None of them chose to defer any of those shares.

2023 PROXY STATEMENT	103

Executive Compensation
Pension Benefits at 2022 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2,3]
Michel A. Khalaf	Retirement Plan	3.67	91,906
	Auxiliary Plan	3.67	1,764,666
	Global Plan	2.42	1,085,342
	Overseas Plan	27.66	2,126,293
John D. McCallion	Retirement Plan	15.50	385,096
	Auxiliary Plan	15.50	1,641,568
Steven J. Goulart	Retirement Plan	15.50	394,038
	Auxiliary Plan	15.50	2,951,618
Bill Pappas	Retirement Plan	2.08	49,741
	Auxiliary Plan	2.08	543,546
Ramy Tadros	Retirement Plan	4.33	103,966
	Auxiliary Plan	4.33	971,577
1Number of Years Credited Service reflects the number of years of service credited for determination of the amount of benefits, for those with sufficient service for purposes of eligibility, as of December 31, 2022, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2022 audited financial statements. Service for eligibility is determined separately and by different criteria from service for the determination of amount of benefits.
2Present Value of Accumulated Benefit reflects the actuarial present value of accumulated pension benefits as of December 31, 2022, each plan’s measurement date used for financial statement reporting purposes with respect to MetLife, Inc. 2022 audited financial statements.
3No Named Executive Officer received pension benefits payments in 2022.
U.S.-Based Pension Program
Each of the Named Executive Officers was eligible to participate in the U.S.-based Retirement Plan and Auxiliary Plan for all or a portion of 2022. Eligible employees qualify for pension benefits after one year of service and become vested in their accrued benefits after three years of service.
Pension Plans. Pension benefits are paid under two separate plans, primarily due to U.S. Tax Code requirements. The Retirement Plan is a tax-qualified defined benefit pension plan that provides benefits for eligible employees on the United States payroll. The U.S. Tax Code imposes annual limitations on eligible compensation and on the amounts that can be paid under the Retirement Plan. The purpose of the Auxiliary Plan is to provide benefits which eligible employees would have received under the Retirement Plan if these limitations were not imposed. Benefits under the Auxiliary Plan are calculated in substantially the same manner as they are under the Retirement Plan. The Auxiliary Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Determination of Benefits. Each Named Executive Officer’s benefit under the U.S.-based plans will be determined under a formula based on monthly credits (the Account Formula). This formula applies to all similarly-situated employees. Each Named Executive Officer had sufficient service as of year-end 2022 to be fully vested in his Account Formula benefit.
Under the Account Formula, an eligible employee’s account is credited each month with an amount equal to 5% of eligible compensation up to the Social Security wage base (for 2022, $147,000), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee earn interest at an approximation of the U.S. government’s 30-year Treasury securities rate.
Once the employee’s eligible compensation exceeds the IRS annual limitation on eligible compensation, monthly credits continue in the Auxiliary Plan.

104

Executive Compensation
Form and Timing of Payment of Benefits. An employee may choose to receive vested Account Formula benefits from the Retirement Plan as a single lump-sum payment or as one of several forms of annuity at termination of employment or deferred until no later than age 65. Amounts accrued under the Auxiliary Plan that are determined by the Account Formula are paid in a lump sum at termination of employment or death, subject to any elections and other terms described under the U.S. Tax Code Section 409A (Section 409A) requirements below.
Section 409A. Account Formula benefits in the Auxiliary Plan are subject to the requirements of Section 409A. Eligible participants had the opportunity in 2008 to choose their form of payment (including a lump sum or annuity) for their accrued benefit, so long as they did not begin receiving payments in the year of the election. Payments of amounts that are subject to Section 409A requirements payable to the top 50 highest paid officers in the Company that are due upon separation from service are delayed for six months following their separation.
Present Value Calculation Assumptions. The present value of each eligible Named Executive Officer participant’s accumulated pension benefits is equal to his Account Formula balance at December 31, 2022. Each Named Executive Officer was vested in such benefit as of that date.
Retirement Eligibility. Account Formula participants qualify to be paid their full vested benefit when their employment ends. Because Account Formula benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for any early retirement.
Normal Retirement Eligibility applies at age 65 with at least one year of service. An employee is eligible for early Retirement Eligibility beginning at age 55 with 15 years of service. Each year of age over age 57-1/2 reduces the number of years of service required to qualify for early retirement, until normal Retirement Eligibility at age 65 and at least one year of service.
While attaining Retirement Eligibility does not affect Account Formula benefits, attaining Retirement Eligibility does affect whether a departed employee may continue to exercise vested Stock Options or Unit Options granted in 2014 or earlier and whether distribution elections of compensation deferred under the MetLife Leadership Deferred Compensation Plan (the Leadership Plan), in 2014 or earlier will be honored. See the text accompanying Potential Payments upon Termination or Change-in-Control for a discussion of these effects as of 2022 year-end.
Of the Named Executive Officers, only Mr. Goulart was Retirement Eligible by year-end 2022.
Mr. Khalaf’s Legacy Pension Benefits
Mr. Khalaf did not accrue any benefits for his compensation and service in 2022 under either the Global Plan or the Alico Overseas Pension Plan (the Overseas Plan). However, his potential early retirement reduction factor under each plan changed as a result of the difference in his age from year-end 2021 to year-end 2022.
Overseas Plan. Mr. Khalaf has participated in the Overseas Plan for over 27 years, dating back to his service with Alico and its affiliates prior to MetLife’s 2010 acquisition of that company. The Overseas Plan is for non-U.S.-based employees, and does not count compensation earned for services in the United States. The purpose of the Overseas Plan is to provide benefits for eligible employees based on length of service and base salary, excluding compensation for services to the Company while in the U.S. Eligible employees qualify for pension benefits after six months of service and become vested in their benefits after five years of service. The Overseas Plan is unfunded, and benefits under that plan are employer’s general unsecured promises of payment.
Mr. Khalaf’s service for purposes of the Overseas Plan includes his period of service with Alico and its affiliates prior to the Company’s acquisition of Alico on the same basis as such service is credited to other similarly-situated employees. The Overseas Plan does not recognize service by any employee for the first six months of employment or service by an employee in the United States while the employee is a U.S. taxpayer, resident, or citizen.
An employee’s annual benefit under the Overseas Plan is determined by multiplying the employee’s years of service since January 1, 1966, but not exceeding 40 years, by 1.75% of the employee’s average final compensation, less each of the following: (1) approximately 1.43% of any social security benefit which the employee is eligible to receive, multiplied by the employee’s years of service, limited to 35 years; (2) the actuarial equivalent of the employer-contributed portion of any government-mandated defined contribution retirement plan, i.e., a “Provident Fund”; (3) any termination indemnity or severance allowance due under applicable law or labor agreement, not including any Company or affiliate severance plan, policy or agreement; (4) the actuarial equivalent of any employer contributions to any applicable

2023 PROXY STATEMENT	105

Executive Compensation
defined contribution plan, and earnings on such contributions; and (5) the actuarial equivalent of the amount due to a participant from any other defined benefit plan sponsored by the Company or a Company affiliate.
An employee’s final average compensation is calculated by looking back at the 10-year period prior to retirement or termination of employment and determining the consecutive three-year period during which the employee’s eligible compensation produces the highest average annual compensation. Eligible compensation is limited to base salary, but does not include salary for services to the Company while in the U.S.
A participant may choose to receive benefits under the Overseas Plan as a 100% joint and survivor annuity, a 75% joint and survivor annuity, a 50% joint and survivor annuity, life annuity, or life and 10-year term certain annuity. The actuarial value of all forms of payment is substantially equivalent.
Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service.
Early retirement payments are reduced from normal retirement benefits by an early retirement factor that depends on the employee’s age and years of service at the time payments begin. For each year prior to normal retirement that a participant’s payment starts, the annual payment is reduced by a stated percentage. For employees who were not yet age 54 as of January 1, 2006, including Mr. Khalaf, benefits accrued prior to January 1, 2006 are reduced by an early retirement factor of 3%. Benefits for such employees that accrued on or after January 1, 2006 are subject to the following early retirement reduction factors:

Minimum Age	Minimum Number of Years of Service	Reduction Factor (%)
60	30	3
60	25	4
55	10	5
Mr. Khalaf was eligible for early retirement benefits under the Overseas Plan in 2022.
Global Plan. The purpose of the Global Plan is to provide benefits determined using the same formula as the Overseas Plan, but based on eligible compensation earned for services to the Company in the U.S. As a result, Mr. Khalaf became eligible for the Global Plan upon his appointment as President, U.S. Business and EMEA during 2017, and was immediately credited with service on the same basis as the Overseas Plan.
Global Plan benefits are paid in a single lump sum when employment ends and, because that plan is subject to Internal Revenue Code Section 409A (Section 409A), any payments to the top 50 highest paid officers in the Company that are due upon separation from service must be delayed for six months following separation. The Global Plan is unfunded, and benefits under that plan are general unsecured promises of payment.
Mr. Khalaf was eligible for early retirement benefits under the Global Plan in 2022.
Present Value Calculation. The present value of Mr. Khalaf’s accumulated pension benefits under each of these legacy plans is reported in the table above using assumed retirement at the earliest date Mr. Khalaf could retire with full benefits. This is the date Mr. Khalaf will reach age 65. Otherwise, the assumptions used were the same as those used for financial reporting under GAAP.
The discount rates used to determine the present value of the benefits were 2.95% as of December 31, 2021 and 5.60% as of December 31, 2022. For a discussion of the other assumptions made regarding this valuation, see Notes 1 and 18 of the Notes to Consolidated Financial Statements included in the 2022 Form 10-K.

106

Executive Compensation
Nonqualified Deferred Compensation at 2022 Fiscal Year-End

Name	Plan Name	Registrant Contributions in Last FY ($)[1]	Aggregate Earnings in Last FY ($)[2]	Aggregate Balance at Last FYE ($)[3,4]
Michel A. Khalaf	Match Plan	229,300	(100,339)	697,598
John D. McCallion	Match Plan	131,300	(167,842)	763,565
Steven J. Goulart	Match Plan	117,550	(359,285)	1,565,129
	Leadership Plan		(32,604)	174,336
Bill Pappas	Match Plan	110,550	(27,597)	222,542
Ramy Tadros	Match Plan	109,550	(80,813)	413,039
1Amounts in this column are reported as components of Employer 401(k) Program for 2022 in the “All Other Compensation” column of the Summary Compensation Table.
2None of the amounts in this column are reported for 2022 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of that table.
3A portion of the amounts reported in this column is attributable to Match Plan contributions. These contributions are reflected in the “All Other Compensation” column of the Summary Compensation Tables in the Company’s previous Proxy Statements (beginning in 2007) for Named Executive Officers who were also named in those Proxy Statements: $454,300 for Mr. Khalaf; $378,340 for Mr. McCallion; $734,117 for Mr. Goulart; $125,000 for Mr. Pappas and $264,200 for Mr. Tadros.
4No Named Executive Officer received payment of defined contribution nonqualified deferred compensation in 2022.
Leadership Plan
The Company’s U.S.-based nonqualified deferred compensation program offers defined contribution deferral opportunities to hundreds of eligible employees. The program includes the MetLife Leadership Deferred Compensation Plan (the Leadership Plan). Under the Leadership Plan, employees may generally elect to defer receipt of their base salary, AVIP awards, and Performance Shares. Income taxation on such compensation is delayed until the employee receives payment. Amounts deferred under the Leadership Plan are subject to the requirements of Section 409A. None of the Named Executive Officers deferred any compensation under the Leadership Plan in 2022.
Under the Leadership Plan, eligible employees may elect to defer receipt of up to 75% of their base salary, all of their AVIP awards, and any shares deliverable for Performance Share awards. These deferrals are voluntary contributions of the Named Executive Officers’ own earnings.
Compensation that would have been made in shares, but is deferred, remains deliverable in shares. This includes shares deliverable for Performance Shares, Restricted Stock Units, and the shares deliverable under the Long Term Performance Compensation Plan formerly maintained by the Company. Cash awards under the Long Term Performance Compensation Plan that were irrevocably deferred in the form of shares are also delivered in shares. All other deferred cash compensation is payable in cash.
Participants may elect to receive compensation they have deferred at a specified date before, upon or after separation of employment. In addition, participants may elect to receive payments in a single lump sum or in up to 15 annual installments. However, MetLife pays out the deferred compensation in a single lump sum when the employee leaves MetLife, unless the participant has met certain age and/or service milestones. With respect to compensation that would otherwise have been paid in 2014 and earlier but is instead deferred, the employee’s choice of form and timing of payment is honored if the employee becomes Retirement Eligible or meets the requirements for age and service and has a final separation agreement under a particular severance plan, making the employee eligible for post-retirement medical benefits despite not being Retirement Eligible (Bridge Eligible). With respect to compensation that would have been paid in 2015 or later but was instead deferred, the employee’s choice of form and timing of payment is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

2023 PROXY STATEMENT	107

Executive Compensation
The Company offers a number of simulated investments under the Leadership Plan. Participants may generally choose the simulated investments for their deferred cash compensation at the time they elect to defer compensation, and may change the simulated investment selections for their existing account balances at any time. The rate set for the Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long-term rate under U.S. Tax Code Section 1274(d) at the time the rate is set.
The MetLife Deferred Shares Fund is available exclusively for compensation payable in Deferred Shares. Its returns reflect changes in the value of shares plus the value of imputed reinvested dividends.
The following table reflects the simulated investment returns for 2022 on each of the alternatives offered under the Leadership Plan.

Simulated Investment	2022 Returns (%)
Auxiliary Fixed Income Fund	2.23
Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio - Class A	(16.66)
Oakmark Fund® - Investor Class	(13.36)
Small Cap Equity Fund	(20.26)
Oakmark International Fund - Investor Class	(15.65)
S&P 500® Index	(18.11)
Russell 2000® Index	(20.44)
MSCI EAFE® Index	(14.45)
Bloomberg U.S. Aggregate Bond Index	(13.01)
ICE Bank of America (BofA) Merrill Lynch U.S. High Yield Index	(10.57)
MSCI Emerging Markets Index SM	(20.09)
MetLife Deferred Shares Fund	19.24
Eligible U.S.-based Named Executive Officers and other eligible U.S.-based employees who elected to contribute a portion of their eligible compensation under the tax-qualified 401(k) Plan in 2022 received an employer matching contribution of their eligible compensation in the 401(k) Plan in 2022:

Employee Contribution (as a percentage of eligible compensation) (%)	Employer Matching Contribution (as a percentage of eligible compensation) (%)
3	3.0
4	3.5
5 or more	4.0
The employee’s eligible compensation under the 401(k) Plan includes base salary and eligible annual incentive awards.
Match Plan
The U.S. Tax Code limits annual compensation that is eligible for employer contributions under the 401(k) Plan. In 2022, the Company could not make contributions based on compensation over $305,000. Named Executive Officers and other eligible employees who elected to participate in the 401(k) Plan during 2022 were credited with a percentage of their eligible compensation beyond that limit in the (nonqualified) Match Plan, using the same employee contribution rate as applied under the 401(k) Plan.
If the employee makes no election otherwise, Match Plan balances are paid in a lump sum one year after termination of employment. Employees can elect to receive their Match Plan balances in up to 15 annual installments and/or may elect to delay their payment, or the beginning of their annual payments, for up to 10 years after termination of employment.

108

Executive Compensation
Amounts in the Match Plan are subject to the requirements of Section 409A. Participants were able to elect the time and form of their payments through 2008, which was within the time period permitted for such elections under Section 409A. Since 2008, participants may change the time and form of their payments, but the election must be made during employment, must be made at least 12 months before payments would otherwise have begun, and must delay the start of benefit payments by at least five years from the date payments would have otherwise begun. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.
Employees may choose from a number of simulated investments for their Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2022, except that the rate set for the Auxiliary Fixed Income Fund available under the Match Plan cannot exceed 120% of the applicable federal long term rate under U.S. Tax Code Section 1274(d) at the time that rate is set. Employees may change the simulated investments for new employer matching contributions to their Match Plan accounts at any time.
Employees may change the simulated investments for their existing Match Plan accounts up to four times a month. The Company charges employees fees for moving existing balances out of certain international simulated investments prior to the expiration of pre-established holding periods.
The following table reflects the simulated investment returns for 2022 on each of the alternatives offered under the Match Plan.

Simulated Investment	2022 Returns (%)
Auxiliary Fixed Income Fund	2.23
Bond Index Fund	(12.95)
Balanced Index Fund	(15.23)
Large Cap Equity Index Fund	(18.10)
Large Cap Value Index Fund	(7.53)
Large Cap Growth Index Fund	(29.14)
Mid Cap Equity Index Fund	(13.07)
Small Cap Equity Fund	(20.26)
International Equity Fund	(28.24)

2023 PROXY STATEMENT	109

Executive Compensation
Potential Payments upon Termination or Change-in-Control at 2022 Fiscal Year-End
The following table reflects hypothetical, estimated additional payments and benefits that would have been earned or accrued, or that would have vested or been issued or paid earlier than normal, for any of our Named Executive Officers. It is based on a hypothetical end of the Named Executive Officer’s employment on the last business day of 2022 (the Trigger Date) and the closing price of a share on the Trigger Date, $72.37 (the Trigger Date Closing Price).

		Death		Severance-Eligible Termination (No Change-in-Control)			Change-in-Control (Assuming No Alternative Award)		Change-in-Control Severance Eligible Termination
Name	Voluntary Resig- nation ($)	Accelerated Stock Options ($)[1]	Issuance of Shares for Share Awards ($)[2]	Severance Pay ($)[3]	Out- placement ($)[4]	Pro-Rata Delivery of Shares for Share Awards ($)[5]	Accelerated Stock Options ($)[1]	Issuance of Shares for Share Awards ($)[2]	Severance Pay ($)[6]	Benefits Continu-ation ($)[7]
Michel A. Khalaf	0	1,970,645	24,039,576	1,064,423	3,071	0	1,970,645	24,039,576	11,733,333	136,821
John D. McCallion	0	693,719	8,320,668	761,538	3,071	0	693,719	8,320,668	6,933,333	105,181
Steven J. Goulart	0	722,756	8,261,831	782,692	3,071	0	722,756	8,261,831	6,300,000	91,715
Bill Pappas	0	358,867	8,331,814	506,731	3,071	2,531,600	358,867	8,331,814	5,385,962	83,419
Ramy Tadros	0	593,887	7,213,336	523,558	3,071	2,537,400	593,887	7,213,336	1,949,445	105,250

1Trigger Date unexercisable Options at Trigger Date Closing Price less exercise price.
2Trigger Date Outstanding Share Awards at Trigger Date Closing Price. Trigger Date Outstanding Share Awards, consist of (a) Trigger Date Outstanding Performance Awards, the executive’s 2021-2023 and 2022-2024 Performance Shares, each of which was outstanding as of the Trigger Date, at 100% of Performance Shares granted (Target Performance); and (b) Trigger Date Outstanding Restricted Awards, the executive’s Restricted Stock Units outstanding as of the Trigger Date.
3Twenty-eight weeks of Trigger Date annual salary rate plus one week of Trigger Date annual salary for every year of service, up to an overall maximum of 52 weeks’ base salary.
4Company’s cost for outplacement services.
5For Named Executive Officers whose age and service did not meet the Rule of 65 as of the Trigger Date, Trigger Date Outstanding Performance Awards, prorated for the performance period through the Trigger Date, at Trigger Date Closing Price.
6Two times the sum of Trigger Date annual salary rate and the average annual incentive awards for the three fiscal years prior to the change-in-control, subject to a “modified cap” for any U.S. Tax Code excise taxes. The Company would not have made the executive whole for any such taxes.
7Three-year actuarial present value of continued benefits, using assumptions in MetLife’s GAAP financial statements.
The table above does not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the executive is employed. Any of the executive’s pension benefits and nonqualified deferred compensation are described in the Pension Benefits and Nonqualified Deferred Compensation tables.

110

Executive Compensation
Voluntary Resignation
None of the Named Executive Officers has a preferential arrangement that calls for any severance pay in connection with a voluntary resignation from employment prior to a change-in-control, nor in such a case would any additional preferential payments or benefits have been earned or accrued, or have vested or been delivered or paid out earlier than normal, in favor of any Named Executive Officer.
A Named Executive Officer who had resigned but was Retirement Eligible (for awards granted in 2014 or earlier) or met the Rule of 65 (for awards granted in 2015 or later) as of the Trigger Date would have continued to receive the benefit of the executive’s outstanding LTI. The Company would have delivered shares for each of the executive’s Performance Shares after the conclusion of the performance period, and would have delivered shares for the executive’s Restricted Stock Units after the conclusion of the restriction period, and all of the executive’s unexercised Stock Options would have continued to vest and remain exercisable for the remainder of their full ten-year term. These terms apply to all employees who meet age and service qualifications. Employees who retain their awards may forfeit them if they violate terms including non-disparagement, protection of Company property, interfering with MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife. See Outstanding Equity Awards for details on the Performance Shares and Stock Options (and cash equivalents of each).
As of the Trigger Date, Mr. Goulart was the only Retirement Eligible Named Executive Officer. Mr. Goulart, Mr. McCallion and Mr. Khalaf also met the Rule of 65.
Any other Named Executive Officer who had resigned on the Trigger Date would nevertheless have received any 2020-2022 Performance Shares previously granted to him, because these awards vested on December 31, 2022. The executive would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have forfeited all other outstanding LTI.
An executive terminated for “cause” on the Trigger Date would not have continued to receive the benefit of existing LTI described above. For this purpose, “cause” is defined as engaging in a serious infraction of Company policy, theft of Company property or services or other dishonest conduct otherwise injurious to the interests of the Company, or demonstrated unacceptable lateness or absenteeism.
Death
In the event that a Named Executive Officer had died on the Trigger Date, that executive’s LTI would have vested and shares would have become immediately deliverable, or cash become immediately payable. The Company would have delivered shares for the executive’s unvested Performance Shares using Target Performance, and would have delivered shares for the executive’s unvested Restricted Stock Units. In each case, payment or delivery would have been made in a single lump sum. All of the executive’s Stock Options would have become immediately exercisable and remain exercisable through the expiration date of the Stock Options. These terms apply to all employees.
Severance-Eligible Termination (No Change-in-Control)
None of the Named Executive Officers has an employment agreement or other arrangement that calls for any severance pay in connection with a termination of employment for cause. If one of these Named Executive Officers had been terminated for cause on the Trigger Date, the executive’s unvested Performance Shares and Restricted Stock Units, and all of the executive’s Stock Options (and any cash-payable equivalents for each), would have been forfeited and the executive would have received no annual award for 2022 performance. For the definition of cause for this purpose, see above under “Voluntary Resignation.”
Had such a Named Executive Officer been terminated from employment on the Trigger Date due to job elimination without a change-in-control having occurred, the executive would have been eligible for severance pay under a severance program for all officer-level employees. The severance pay would have been equal to 28 weeks base salary plus one week for every year of service, up to 52 weeks base salary, paid in a single lump sum. In order to receive any severance pay, the executive would have had to enter into a separation agreement including a release of employment-related claims against the Company (a Separation Agreement). Each executive would also have been entitled to outplacement services. If such a Named Executive Officer’s termination had been due to performance, the amount of severance pay would have been one-half of what it would have been in the case of job elimination.

2023 PROXY STATEMENT	111

Executive Compensation
If an employee had been Bridge Eligible and involuntarily terminated with severance pay on the Trigger Date, that employee would have received the benefit of all outstanding LTI made in 2005 through 2014 on the same basis as those who were Retirement Eligible. In order to be Bridge Eligible, an employee must enter into a Separation Agreement. None of the Named Executive Officers had the requisite age and service to qualify for Bridge Eligibility as of the Trigger Date.
A Named Executive Officer whose employment was terminated with severance pay and who was not Retirement Eligible, had not met the Rule of 65, and was not Bridge Eligible as of the Trigger Date would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have received shares for his 2020-2022 Performance Shares because these awards vested at the end of the performance period on December 31, 2022. Such a Named Executive Officer would have been offered pro rata cash payments in consideration of any 2021-2023 and 2022-2024 Performance Shares, contingent on a Separation Agreement. The amount of payment for these Performance Shares would have been determined using the amount of time that had passed in the performance period through the date of the termination of employment, the number of Performance Shares granted, the lesser of the performance factor ultimately determined for that three-year performance period or target performance (100%), and the lesser of the closing price of shares on the date of grant and the closing price of shares on the date the Board determined the performance factor for that performance period. Such payments would not have been made until after the end of the applicable performance period.
Such a Named Executive Officer would also have been offered a pro rata cash payment for any outstanding Restricted Stock Units that were to have vested in their entirety on the third or later anniversary of their grant date. Such a payment would have been based on the amount of time that had passed in the restriction period through the date of termination of employment.
Any pro rata cash payment would have been in a single lump sum.
The estimated cost of these Share-award-related pro rata payments for each Named Executive Officer is reflected in the table above, using the closing price of shares on the date of grant and a hypothetical 100% performance factor.
Change-in-Control (Assuming No Alternative Award)
The Company’s definition of change-in-control is: any person acquires beneficial ownership of 25% or more of MetLife’s voting securities (for this purpose, persons include any group under Rule 13d-5(b) under the Exchange Act, not including MetLife, any affiliate of MetLife, any Company employee benefit plan, or the MetLife Policyholder Trust); a change in the majority of the membership of MetLife’s Board of Directors (other than any director nominated or elected by other directors) occurs within any 24-month period; or a completed transaction after which the previous shareholders of MetLife do not own the majority of the voting shares in the resulting company, or do not own the majority of the voting shares in each company that holds more than 25% of the assets of MetLife prior to the transaction.
Had a change-in-control occurred on the Trigger Date, the Company could have chosen to substitute an award with at least the same value and at least equivalent material terms that complies with Section 409A (an Alternative Award), rather than accelerate the vesting of, and deliver shares or pay cash for, the existing LTI. Otherwise, the Company would have delivered shares for a Named Executive Officer’s unvested Performance Shares using Target Performance and the change-in-control price of shares, and would have delivered shares for the executive’s unvested Restricted Stock Units using the change-in-control price of shares. The Company would have made delivery or payment in a single lump sum within 30 days after the change-in-control, except that if the event did not qualify as a change-in-control as defined in Section 409A, then delivery or payment would have been made following the end of the three-year performance period originally applicable to the Performance Shares, or following the end of the restriction period applicable to the Restricted Stock Units.
In addition, if no Alternative Award had been made, each executive’s unvested Stock Options would have become immediately exercisable, and the Compensation Committee could have chosen to cancel each option in exchange for a single lump sum cash payment equal to the difference between the exercise price of the Stock Option and the change-in-control price.

112

Executive Compensation
Change-in-Control Severance-Eligible Termination
In addition to being eligible to receive the payments described above under “Change-in-Control,” each of the Named Executive Officers is eligible to participate in the Executive Severance Plan. Under this plan, had a change-in-control occurred on the Trigger Date, and had such a Named Executive Officer’s terms and conditions of employment during the three-year period beginning with the Trigger Date (Employment Period) not satisfied specified standards, the Named Executive Officer could have terminated employment and received severance pay and related benefits. These standards include:
•base pay no lower than the level paid before the change-in-control;
•annual bonus opportunities at least as high as other Company executives;
•participation in all long-term incentive compensation programs for key executives at a level at least as high as for other executives of the Company of comparable rank;
•aggregate annual bonus and long-term compensation awards at least equal to the aggregate value of such awards for any of the three years prior to the change-in-control;
•a pro rata annual bonus for any fiscal year that extends beyond the end of the three-year period at least equal to the same pro rata portion of any of the three annual bonuses granted prior to the change-in-control;
•participation in all Company pension, deferred compensation, savings, and other benefit plans at the same level as or better than those made available to other similarly-situated officers;
•vacation, indemnification, fringe benefits, and reimbursement of expenses on the same basis as other similarly-situated officers; and
•a work location at the same office as the executive had immediately prior to the change-in-control, or within 50 miles of that location.
In addition, if the Company had terminated a Named Executive Officer’s employment without cause during the Employment Period, the executive would have received severance pay and related benefits. For these purposes, cause is defined as the executive’s conviction or plea of nolo contendere to a felony, dishonesty or gross misconduct which results or is intended to result in material damage to the Company’s business or reputation, or repeated, material, willful and deliberate violations by the executive of the executive’s obligations.
Had a Named Executive Officer listed in the table above qualified for severance pay as of the Trigger Date, the amount would have been two times the sum of the executive’s annual salary rate plus the average of the executive’s annual incentive awards for the three fiscal years prior to the change-in-control. If the executive would have received a greater net after-tax benefit by reducing the amount of severance pay below the U.S. Tax Code’s change-in-control excise tax threshold, the severance pay would have been reduced to an amount low enough to avoid that excise tax. Any such severance would have been paid in a single lump sum.
The executive’s related benefits would have included continuation of existing medical, dental, and long-term disability plan benefits for a period up to three years.
The estimated cost of these payments and benefits is reflected in the table above, using the Trigger Date Closing Price and the actuarial present value of continuation of benefits using the same assumptions or principles that are used by the Company for financial reporting purposes under GAAP.
If severance pay and related benefits had become due because the executive terminated employment because the Company failed to provide the terms and conditions specified above during the Employment Period, payment would have been delayed for six months in order to comply with Section 409A.

2023 PROXY STATEMENT	113

Executive Compensation
Pay versus Performance
This Pay versus Performance (PvP) disclosure presents information required by the SEC regarding “compensation actually paid” to our CEO and other Named Executive Officers in relation to certain company financial measures for each of the fiscal years ending December 31, 2020, 2021, and 2022. This PvP disclosure will be expanded incrementally over the next two years to a rolling five years. MetLife’s compensation program and philosophy are described in the Compensation Discussion and Analysis section of this Proxy Statement, including a discussion of the linkage between the compensation awarded to our Named Executive Officers and Company performance metrics. The Compensation Committee did not consider this PvP disclosure when making incentive compensation decisions; the figures below have been calculated as required by SEC rules and do not reflect the actual amounts of compensation earned or paid to our CEO or other Named Executive Officers during the applicable years.

					Value of Initial Fixed $100 Investment Based on: [4]
Year	Summary Compensation Table Total for CEO[1] ($)	Compensation Actually Paid to CEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[1] ($)	Average Compensation Actually Paid to Non-CEO NEOs[1,2,3] ($)	Company Total Shareholder Return ($)	Peer Group Total Shareholder Return[5] ($)	Net Income (US GAAP) ($ in millions)	Company Selected Performance Measure: Adjusted Earnings[6] ($ in millions)
2022	18,107,426	32,983,046	7,470,032	11,806,990	157.98	136.53	2,354	5,545
2021	16,621,373	32,506,964	6,877,477	11,374,318	132.49	123.73	6,353	7,954
2020	15,434,255	14,071,365	6,596,156	6,197,565	96.46	90.52	5,191	5,623
1Michel A. Khalaf served as CEO for the full year of each year shown. The non-CEO Named Executive Officers (Non-CEO NEOs) included in 2020, 2021, and 2022 average compensation are John D. McCallion, Steven J. Goulart, Bill Pappas, and Ramy Tadros.
2Compensation Actually Paid (CAP) is calculated as prescribed by the SEC based on the compensation disclosed in the “Total” column of the Summary Compensation Table (SCT Total), with specified adjustments for equity-based compensation and pensions. To calculate CAP, the required amounts were deducted from and added to the SCT Total as shown in the table below.

114

Executive Compensation

		Deductions from SCT Total		Additions to SCT Total
		Equity Component	Pension Component	Equity Component[i]			Pension Componentii
Year	SCT Total ($)	Grant Date Fair Value of Equity Awards Granted in the Applicable Year ($)	Change in the Actuarial Present Value of Pension Benefits for the Applicable Year ($)	Fair Value of Current Year Equity Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards Unvested at End of Applicable Year ($)	Change in Fair Value of Prior Years' Awards that Vested in Applicable Year ($)	Pension Service Costs ($)	CAP ($)
CEO
2022	18,107,426	11,442,688	—	13,616,111	5,101,141	7,078,340	522,716	32,983,046
2021	16,621,373	9,893,593	449,706	12,172,019	5,816,816	7,807,098	432,957	32,506,964
2020	15,434,255	8,336,617	1,270,246	7,776,180	(173,972)	169,974	471,791	14,071,365
Non-CEO NEOs
2022	7,470,032	3,630,483	347,697	4,320,054	1,697,713	2,076,407	220,964	11,806,990
2021	6,877,477	3,226,219	313,784	3,969,194	1,778,349	2,110,126	179,175	11,374,318
2020	6,596,156	2,803,523	245,374	2,644,371	(68,889)	(38,452)	113,276	6,197,565
iThere were no equity awards that were granted and vested in the applicable year or awards that failed to meet vesting conditions in the applicable year.
iiThere was no cost for benefits during the applicable year that is attributed to services rendered in prior periods.
3The assumptions used in calculating the fair value of unvested equity awards as of December 31st of each year were consistent with those used to calculate the grant date fair value for the SCT Total, except that the expected level of achievement of any performance criteria applicable to outstanding Performance Shares was determined based on projections taking into account the expected level of achievement as of December 31st of the applicable year, the assumptions for the binomial lattice model used to value stock options were updated as of December 31st of each year, and the share price was determined for all equity compensation based on the value on December 31st of the applicable year (or the vest date if earlier, in all cases). The amounts shown do not constitute a promise or commitment by the Company to pay and final outcomes are likely to be different.
4Represents our one-year, two-year and three-year TSR as compared to the one-year, two-year and three-year TSR of the S&P 500 Life & Health Index. In each case, TSR is measured starting from December 31, 2019.
5The peer group is the S&P 500 Life & Health Insurance Index, which is shown in the performance graph in Part II, Item 5 of the Company’s 2022 Form 10-K.
6Adjusted Earnings means adjusted earnings available to common shareholders, which is shown in the Company’s 2022 Form 10-K.
The following graphs show the relationships between CAP for our CEO and non-CEO NEOs versus select measures, as well as the relationship between Company TSR and Peer Group TSR.

2023 PROXY STATEMENT	115

Executive Compensation
CAP vs. Company TSR:

$96.46
$132.49
$157.98
$14,071,365
$6,197,565
$32,506,964
$11,374,318
$32,983,046
$11,806,990
2020
2021
2022
CEO
Non-CEO NEO Average
Total Shareholder Return
(Value of Initial Fixed $100 Investment)

CAP vs. Net Income:i

$6.4B
$5.2B
$2.4B
$32,506,964
$32,983,046
$14,071,365
$11,374,318
$11,806,990
$6,197,565
2020
2021
2022
CEO
Non-CEO NEO Average
Net Income

iNet income is not used by management to evaluate business or executive performance or allocate resources.

116

Executive Compensation
CAP vs. Adjusted Earnings:i

$8.0B
$5.6B
$5.5B
$32,506,964
$32,983,046
$14,071,365
$11,374,318
$11,806,990
$6,197,565
2020
2021
2022
CEO
Non-CEO NEO Average
Adjusted Earnings

iAdjusted Earnings, which is our Company selected measure for “Pay versus Performance” purposes of this Proxy Statement, is used by management to evaluate performance and allocate resources. Adjusted Earnings is also the Company’s GAAP measure of segment performance. Adjusted Earnings is further adjusted for purposes of determining certain elements of compensation for our CEO and other Named Executive Officers.  Please refer to the Annual Incentive Awards and Stock-Based Long-Term Incentives sections of the Proxy Statement for more information.
Company TSR vs Peer Group TSR:

2023 PROXY STATEMENT	117

Executive Compensation
The following table lists the most important performance measures that the Committee used to link compensation actually paid to the Named Executive Officers to Company performance for the most recently completed fiscal year.

Most Important Performance Measures
Adjusted Earnings[1]
Adjusted ROE[2]
TSR relative to TSR Peer Group[3]
1Adjusted Earnings, as further adjusted as described in the Annual Incentive Awards section of the Proxy Statement, is the primary metric used for AVIP funding purposes and also a key component of the Adjusted ROE calculation. As such, it has a key relationship with actual compensation outcomes.
2Adjusted ROE compared to the three-year Business Plan goal reflects 50% of the performance goals for Performance Shares, which represents 70% of Named Executive Officers’ total LTI award value, as discussed in the Executive Pay for Performance section of this Proxy Statement. As such, it has a key relationship with actual compensation outcomes.
3TSR relative to TSR Peer Group (a custom peer group of insurance companies that are competitors for capital, business and executive talent) reflects 50% of the performance goals for Performance Shares, which represents 70% of Named Executive Officers’ total LTI award value, as discussed in Executive Pay for Performance section of this Proxy Statement. As such, it has a key relationship with actual compensation outcomes.

118

Executive Compensation
Pay Ratio
MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose.
The Company’s determination of the median employee:
•included employees of its consolidated subsidiaries as of October 1, 2022 (the Measurement Date), determined by the jurisdiction’s general employment law criteria for who is an employee, excluding those identified below.
•excluded 2,106 employees in the following jurisdictions: Malaysia (748), United Kingdom (376), Ecuador (200), Nepal (177), Ukraine (116), Uruguay (99), Hungary (106), Jordan (79), Cyprus (69), Bulgaria (60), Oman (34), Qatar (28), Kuwait (7), Bahrain (5), Palestine (2). The total number of global employees, including these employees, was approximately 44,000 in over 40 markets.
•used, as the Consistently Applied Compensation Measure for this purpose under SEC rules, the amount that employees were paid in salary, overtime pay, cash incentives, sign-on payments, recognition awards, tuition reimbursement, and employer allowances to cover a variety of personal expenses, each during the 12 months immediately preceding the Measurement Date.
•annualized such compensation for full- or part-time permanent employees employed for less than the full 12-month period;
•focused on employees in the median range with broadly representative compensation features, including employees who: were beyond first year of service, earned satisfactory or better performance ratings, were considered for AVIP awards, had medical coverage, and participated in broadly-available retirement plans.
The determination of the total compensation of the median employee for calendar year 2022 included salary and incentive compensation earned for 2022, employer contributions to defined contribution plans, change in pension value, estimated cost of group medical and dental benefits, and recognition awards. The median employee’s total compensation required no annualization.
The median employee’s 2022 total compensation was $64,070. The CEO’s 2022 total compensation was $18,128,001, which is $20,575 higher than the total column of the Summary Compensation Table due to the addition of the estimated cost of group medical and dental benefits. The resulting ratio of CEO to median employee 2022 total compensation was approximately 283:1.

2023 PROXY STATEMENT	119

04

Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company’s Named Executive Officers

The Board of Directors recommends that you vote in favor of a ONE YEAR frequency for future advisory votes on executive compensation.
In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to express their preference for how frequently they will cast an advisory vote to endorse or not endorse the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Disclosure and Analysis, compensation tables and narrative discussion. Shareholders may cast a vote in favor of a frequency of one year, two years, or three years, or they may abstain.
The Company currently holds such a vote annually. The Board recommends a vote in favor of an annual advisory vote because an annual vote will allow shareholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the Named Executive Officers, every year. Shareholders would have the opportunity to consider the Company’s most recent compensation decisions in the context of its pay for performance philosophy and focus on increasing long-term shareholder value, and to provide feedback to the Company in a timely way.
Because the frequency vote is advisory, the result will not be binding on the Board of Directors or the Company. The Board will, however, take into account the outcome of the vote when it determines the frequency with which future advisory votes on executive compensation will be held. The Board expects to make its determination and disclose its decision to shareholders within 150 days of the Annual Meeting.
The next shareholder advisory vote on the frequency of advisory votes on the Company’s compensation of Named Executive Officers will be in 2029, or earlier if the Board so determines.
The Compensation Committee and the Board of Directors believe that an annual advisory vote on executive compensation is in the best interests of the Company and its shareholders. Accordingly, the Board of Directors recommends that you vote in favor of a ONE YEAR frequency for future advisory votes on executive compensation.

120

Security Ownership Information
Security Ownership of Directors and Executive Officers

	Amount and Nature of Beneficial Ownership
Name[1]	Common Stock (#)[2,3]	Exercisable Stock Options (#)[4]	Deferred Shares (#)[5]	Total (#)	Percent of Class (%)[6]	Deferred Shares Not Beneficially Owned (#)[7]
Michel A. Khalaf	321,933	388,622	0	710,555	*	0
Steven J. Goulart	302,816	292,457	0	595,273	*	0
Cheryl W. Grisé	4,708	0	17,775	22,483	*	55,179
Carlos M. Gutierrez	36,347	0	0	36,347	*	0
Carla A. Harris	2,083	0	0	2,083	*	0
Gerald L. Hassell	10,029	0	17,111	27,140	*	0
David L. Herzog	14,717	0	1,143	15,860	*	4,575
R. Glenn Hubbard, Ph.D.	7,904	0	76,014	83,918	*	1
Jeh C. Johnson[8]	0	0	216	216	*	1
Edward J. Kelly, III	0	0	5,816	5,816	*	23,267
William E. Kennard	10	0	34,624	34,634	*	0
Catherine R. Kinney	21,317	0	35,526	56,843	*	1
John D. McCallion	129,910	112,220	0	242,130	*	0
Diana L. McKenzie	0	0	14,502	14,502	*	0
Denise M. Morrison	26,506	0	0	26,506	*	0
Bill Pappas	47,061	26,659	0	73,720	*	0
Ramy Tadros	91,034	81,182	0	172,216	*	0
Mark A. Weinberger	10,596	0	0	10,596	*	0
Company Board of Directors, but not in any Director’s individual capacity[9]	122,923,807	0	0	122,923,807	15.9%	0
All Directors and Executive Officers, as a group[10]	1,194,503	1,074,289	202,727	2,471,519	*	83,024
1Other than as described in note (9) below, all information in the table and the notes thereto is as of the March 31, 2023. None of the Directors or Executive Officers of the Company beneficially owned any of the Company’s Preferred Stock.
2Each Director and Named Executive Officer had sole voting and investment power over the shares shown in this column opposite his or her name, except as indicated in note (3) below.
3Includes, in the case of William E. Kennard and, therefore, all Directors and Executive Officers, as a group, 10 shares held by the MetLife Policyholder Trust (the PH Trust) allocated to Mr. Kennard in his individual capacity as a beneficiary of the PH Trust, over which he had sole investment and shared voting power.
4Reflects shares subject to Stock Options granted under the MetLife, Inc. 2005 Stock and Incentive Plan and the 2015 Stock and Incentive Plan exercisable on or within 60 days after March 31, 2023 (the 60-day Period).
5Reflects Deferred Shares acquirable within the 60-day Period, such as by ending employment or service as a Director, or by taking early distribution of the shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan), in each case regardless of any delivery delayed to comply with Section 409A.
6Other than as described in note (9) below, reflects the percentage of beneficial ownership as of March 31, 2023. Asterisk (*) indicates less than one percent.
7Reflects Deferred Shares not beneficially owned because they are not acquirable within the 60-day Period.
8Mr. Johnson joined the Board effective February 28, 2023.
9As of February 14, 2023, reflects the number of shares held by the PH Trust, as well as percent of shares outstanding, deemed beneficially owned because the Board as an entity directs the votes of those shares on certain matters.
10Represents total shares owned by the Directors and Executive Officers in their individual capacities, over which they each exercised sole voting and sole dispositive power, except with respect to shares described in note (3). Does not include shares described in note (9).

2023 PROXY STATEMENT	121

Security Ownership Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Directors, and certain officers of the Company, and beneficial owners of more than 10% of the shares to file with the SEC initial reports of ownership and reports of changes in ownership of shares and other equity securities of the Company. On two occasions in 2022, an unaffiliated broker managing one of Mr. Hubbard’s accounts engaged in a transaction involving MetLife, Inc. shares, despite a trading restriction being in place to prevent such transactions. Upon learning that these two unauthorized transactions had occurred, the appropriate reports were promptly filed. Based solely upon a review of the filings furnished to the Company during 2022 or written representations that no Form 5 was required, the Company believes that all other filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial ownership by all persons known by the Company to beneficially own more than five percent of the shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Beneficiaries of the MetLife Policyholder Trust[1] c/o Wilmington Trust Company, as Trustee Rodney Square North 1100 North Market Street Wilmington, DE 19890	122,923,807	15.9%
BlackRock, Inc.[2] 55 East 52nd Street New York, NY 10055	55,514,415	7.1%
The Vanguard Group[3] 100 Vanguard Blvd. Malvern, PA 19355	55,519,588	7.08%
Dodge & Cox[4] 555 California Street, 40th Floor San Francisco, CA 94104	53,583,210	6.8%
1The Board of Directors of the Company has reported to the SEC that, as of February 14, 2023, it, as an entity, had shared voting power over 122,923,807 shares held in the MetLife Policyholder Trust (the PH Trust). The Board’s report is in Amendment No. 92, filed on February 23, 2023, to the Board’s Schedule 13D. MetLife created the PH Trust when Metropolitan Life, a wholly-owned subsidiary of MetLife, converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible Metropolitan Life policyholders received beneficial ownership of shares, and MetLife transferred these shares to the PH Trust, which is the record owner of the shares. Wilmington Trust Company serves as trustee. The PH Trust beneficiaries have sole investment power over the shares, and can direct the trustee to vote their shares on matters identified in the PH Trust agreement. However, the PH Trust agreement directs the trustee to vote the shares held in the PH Trust on some shareholder matters as recommended or directed by MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the PH Trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.
2This information is based solely on a Schedule 13G/A filed with the SEC on January 31, 2023 by BlackRock, Inc., which reported beneficial ownership as of December 31, 2022 of 55,514,415 shares, constituting 7.1% of the shares, with sole voting power with respect to 48,495,768 of the shares, sole dispositive power with respect to 55,514,415 of the shares, and shared voting and dispositive power with respect to 0 of the shares.
3This information is based solely on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, which reported beneficial ownership as of December 30, 2022 of 55,519,588 shares, constituting 7.08% of the shares, with sole voting power with respect to 0 of the shares, sole dispositive power with respect to 52,668,308 of the shares, shared voting power with respect to 969,829 of the shares, and shared dispositive power with respect to 2,851,280 of the shares.
4This information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 by Dodge & Cox, which reported beneficial ownership as of December 31, 2022 of 53,583,210 shares, constituting 6.8% of the shares, with sole voting power with respect to 50,561,856 of the shares, sole dispositive power with respect to 53,583,210 of the shares, and shared voting and dispositive power with respect to 0 of the shares.

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Other Information
Information About the Annual Meeting, Proxy Voting, and the Board of Directors
The Board is not aware of any matters to be presented for a vote at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.
Accessing Your Proxy Materials
MetLife is using “notice and access” procedures to distribute its proxy materials to its shareholders. MetLife is mailing a Notice to shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an e-mail copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by electronic mail.
Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.
Electronic Delivery of the Proxy Statement and Annual Report to Shareholders
If you are a shareholder of record, you may choose to receive future proxy statements and annual reports to shareholders electronically by consenting to electronic delivery online by accessing your account at: www.computershare.com/metlife. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to discontinue electronic delivery of these documents. You may provide your notice to MetLife by accessing your account via the Internet at www.computershare.com/metlife.
If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.
Participating in the Annual Meeting
MetLife shareholders of record or their duly appointed proxies are entitled to participate in the Annual Meeting, submit questions, examine the list of shareholders, and vote their shares electronically. Each shareholder may appoint only one representative to participate in the Annual Meeting on his, her or its behalf.
The Annual Meeting this year will be held solely by means of remote communication in a virtual-only format. There will be no in-person meeting at our offices. The virtual Annual Meeting allows all shareholders to join the meeting, regardless of location. As with an in-person meeting, shareholders will be able to vote, ask questions, and examine the shareholder list during the Annual Meeting.
Holders of Record. To participate in the Annual Meeting, shareholders must visit www.virtualshareholdermeeting.com/MET2023 (Virtual Meeting Site) on Tuesday, June 20, 2023, and enter the 16-digit control number (Control Number) on the Notice, proxy card, or voting instruction form they received. Shareholders who enter their Control Number may submit questions, examine the list of shareholders, vote and exercise any other shareholder rights that shareholders would be entitled to exercise at the Annual Meeting by following instructions on the Virtual Meeting Site. Anyone who does not enter a Control Number will not be able to submit questions, examine the list of shareholders or vote during the Annual Meeting but may listen as a guest.
Participants may access the Virtual Meeting Site beginning at 2:15 p.m., Eastern Time to log in prior to the start of the Annual Meeting at 2:30 p.m., Eastern Time.

2023 PROXY STATEMENT	123

Other Information
Question Period. Shareholders may submit questions during the Annual Meeting related to the proposals presented at the Annual Meeting. The Company will also hold a Question Period for general shareholder questions related to the business of the Company immediately following the adjournment of the Annual Meeting. Shareholders may submit questions by following instructions on the Virtual Meeting Site. A shareholder who wishes to submit a question in advance may do so at www.proxyvote.com upon logging in using their Control Number. The Company expects to post responses to any appropriate questions that it did not address during the Annual Meeting or the Question Period on https://investor.metlife.com under “Helpful Links.”
MetLife will make the Annual Meeting and Question Period Rules of Conduct available on the Virtual Meeting Site. The Rules of Conduct will address such matters as the types of questions the Company will address during the Annual Meeting and during the Question Period, how the Company will respond to such questions, the guidelines for submitting questions, and how questions and responses will be disclosed to shareholders.
The Company asks all shareholders to provide name and contact details when submitting a question through the Virtual Meeting Site. This will help MetLife address any individual concerns or follow-up matters as appropriate. For questions of personal interest that are not of general concern to all shareholders, or questions posed at the Annual Meeting not otherwise answered, please contact the Company after the Annual Meeting by visiting https://investor.metlife.com/resources/investor-contacts/.
Technical Support. Anyone who has technical difficulties accessing or using the Virtual Meeting Site during the Annual Meeting should call the technical support number on the Virtual Meeting Site.
The Virtual Meeting Site is supported on browsers (e.g., Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection.
Holders in Street Name. Beneficial owners whose shares are held in street name in a stock brokerage account or by a bank or other nominee also are entitled to participate in the Annual Meeting. As part of your proxy materials provided by the shareholder of record, you will receive instructions on how to access the Virtual Meeting Site and participate in the Annual Meeting. You must follow those instructions to be able to participate in the Annual Meeting.
Shares Outstanding and Holders of Record Entitled to Vote at the Annual Meeting
There were 767,905,527 shares outstanding as of the April 21, 2023 Record Date. Each of those shares is entitled to one vote on each matter to be voted on at the Annual Meeting.
All holders of record of shares at the close of business on the April 21, 2023 Record Date are entitled to vote at the Annual Meeting.
Your Vote is Important
Whether or not you plan to participate in the Annual Meeting, please take the time to vote your shares as soon as possible. You may vote your shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions that follow).
Voting Your Shares
Holders of Record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:
•participating in the virtual-only Annual Meeting and voting electronically;
•voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 19, 2023; or
•mailing your proxy card so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting.
Instructions about these ways to vote appear on your Notice and proxy card. If you vote on the Internet or by telephone, please have your Notice or proxy card available for reference when you vote.

124

Other Information
For shareholders of record, votes submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposal 1 (election of each Director nominee), Proposal 2 (ratification of the appointment of Deloitte as the Company’s independent auditor for 2022), and Proposal 3 (advisory vote to approve compensation paid to the Company’s Named Executive Officers), and vote your shares in favor of a ONE YEAR frequency on Proposal 4 (advisory vote on the frequency of future advisory votes to approve compensation paid to the Company’s Named Executive Officers).
Holders in Street Name. If you are a beneficial owner whose shares are held in street name and you wish to vote electronically at the virtual-only Annual Meeting, you must obtain a proxy from your bank, broker or other nominee and follow the instructions on how to access the Virtual Meeting Site and vote at the meeting. If you do not instruct your broker how to vote on Proposals 1, 3, or 4, your shares will not be voted (a Broker Non-Vote). See “Tabulation of abstentions and Broker Non-Votes” below for additional details. Contact your bank, broker or other nominee directly if you have questions.
Changing Your Vote or Revoking Your Proxy After it is Submitted
Holders of Record. You may change your vote or revoke your proxy by:
•subsequently voting on the Internet or by telephone no later than 11:59 p.m., Eastern Time, June 19, 2023;
•signing another proxy card with a later date and returning it so that it is received by MetLife, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting;
•sending your notice of revocation so that it is received by MetLife, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to the Annual Meeting or sending your notice of revocation to MetLife via the Internet at www.proxyvote.com no later than 11:59 p.m., Eastern Time, June 19, 2023; or
•participating in the virtual-only Annual Meeting and voting electronically.
Holders in Street Name. If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, please contact the brokerage firm, bank or other nominee for instructions on how to change your vote.
Voting of Shares Held in the MetLife Policyholder Trust
The beneficiaries of the MetLife Policyholder Trust may direct Wilmington Trust Company, as trustee, to vote their shares held in the trust on certain matters that are identified in the trust agreement governing the trust, including approval of mergers and contested Directors’ elections. On all other matters, the trust agreement directs the trustee to vote the shares held in the trust as recommended or directed by the Company’s Board of Directors. The beneficiaries of the trust may not direct the trustee to vote their shares on any matters to be presented at the Annual Meeting.
Vote Required to Elect Directors
Under the Company’s By-Laws, in an uncontested election, such as the election of Directors at the Annual Meeting, the vote of a majority of the votes cast with respect to a Director’s election at a meeting at which a quorum is present will determine the election of the Director. Under Delaware law, a Director holds office until the Director’s successor is elected and qualified or until the Director’s earlier resignation or removal. The Company’s By-Laws provide that, following the certification of the shareholder vote in an uncontested election, such as the election of Directors at the Annual Meeting, any incumbent Director who is a nominee for election as Director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation. The Governance Committee of the Board of Directors will promptly consider the offer to resign and recommend to the Board whether to accept or reject it. The Board will decide within 90 days following certification of the shareholder vote whether to accept or reject the resignation. The Board’s decision and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC.

2023 PROXY STATEMENT	125

Other Information
Vote Required to Approve Matters Other than the Election of Directors
The affirmative vote of the holders of a majority of the shares voting will be sufficient to ratify the appointment of Deloitte as the Company’s independent auditor for 2023 (Proposal 2), to approve the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), and to approve the advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers (Proposal 4).

	Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of 14 Directors to one-year terms	Majority of shares voted[1]	No effect	No effect
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023	Majority of shares voted	No effect	Not applicable
3.	Advisory (non-binding) vote to approve compensation paid to the Company’s Named Executive Officers	Majority of shares voted	No effect	No effect
4.	Advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers	Majority of shares voted	No effect	No effect
1See “Vote Required to Elect Directors” above.
Tabulation of Abstentions and Broker Non-Votes
If a shareholder abstains from voting as to the election of each Director nominee (Proposal 1), the ratification of the appointment of Deloitte as the Company’s independent auditor for 2023 (Proposal 2), the approval of the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), or the advisory vote on the frequency of future advisory votes (Proposal 4), the shareholder’s shares will not be counted as voting for or against that matter.
If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. Proposal 2 is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial shareholder. Proposals 1, 3, and 4 are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on these proposals. If a broker does not cast a vote as to Proposal 1, 3, or 4, the absence of a vote will have the same effect on those proposals as an abstention, and will not affect the outcome of the vote.
Quorum
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of the shares entitled to vote at the meeting are present in person or are represented by proxies. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present.
Inspector of Election and Confidential Voting
The Board of Directors has appointed an agent of American Election Services, LLC to be Inspector of Election at the Annual Meeting. The Company’s By-Laws provide for confidential voting.

126

Other Information
Cost of Soliciting Proxies for the Annual Meeting
The Company has retained Georgeson LLC to assist with the solicitation of proxies from the Company’s shareholders of record. For these services, the Company will pay Georgeson LLC a fee of approximately $15,000, plus expenses. The Company also will reimburse banks, brokers or other nominees for their costs of sending the Company’s proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication, but will not receive any additional compensation for such services.
Where to Find the Voting Results of the Annual Meeting
The Company will announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.
Additional Information
2024 Shareholder Annual Meeting Shareholder Proposals and Nominations Deadline
Shareholders intending to present a proposal at MetLife's 2024 annual meeting and have it included in the Company's proxy materials must follow the eligibility requirements and the procedures set forth in Rule 14a-8 of the Exchange Act. Under the Rule, proposals submitted for inclusion in MetLife’s 2024 proxy materials must be received by MetLife, Inc. at 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, on or before the close of business on December 30, 2023. If the Company changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K. Proposals must comply with all the requirements of Rule 14a-8.
A shareholder may nominate a person for election to the Board of Directors or present a matter for consideration at MetLife’s 2024 annual meeting of shareholders without requesting that the matter be included in the Company’s Proxy Statement. To do so, the Company's By-Laws require that the shareholder provide written notice of their intent to present such nomination or matter to the MetLife Corporate Secretary at the address above no earlier than the close of business on the 150th calendar day and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting. Therefore, the Company must receive notice no earlier than the close of business on January 22, 2024 and no later than the close of business on February 21, 2024.
MetLife’s By-Laws permit a shareholder, or a group of up to 20 shareholders, owning shares continuously for at least three years representing an aggregate of at least three percent of the voting power entitled to vote in the election of Directors, to nominate and include in MetLife’s proxy materials Director nominees constituting up to the greater of two nominees or 20% of MetLife’s Board, provided that the shareholders and the Director nominees satisfy the requirements in the By-Laws. Notice of Director nominees for inclusion in the proxy materials must be received by our Corporate Secretary at the address above no earlier than the close of business on the 150th calendar day and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting. Therefore, the Company must receive notice no earlier than the close of business on January 22, 2024 and no later than the close of business on February 21, 2024.
For additional information, see the Company’s By-Laws which are available on MetLife’s website at www.metlife.com/about-us/corporate-governance by selecting the appropriate category under the heading “Related Links.”
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the MetLife Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act by no later than April 22, 2024.

2023 PROXY STATEMENT	127

Other Information
Forward-Looking Statements
This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, environmental, social and governance plans and goals, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results.
Many factors determine Company results, and they involve unpredictable risks and uncertainties. MetLife’s forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. The Company does not guarantee any future performance. Its results could differ materially from those it expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the SEC and others, may cause such differences. For example, MetLife’s 2022 Form 10-K, any Quarterly Reports on Form 10-Q or Current Report on Form 8-K filed by MetLife with the SEC after the Company filed the 2022 Form 10-K under the captions “Note Regarding Forward-Looking Statements” or “Risk Factors,” and other filings MetLife makes with the SEC identify some of these risks and uncertainties.
MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.
MetLife’s Annual Report on Form 10-K
MetLife, Inc. will provide to shareholders without charge, upon written request, a copy of MetLife, Inc.’s Annual Report on Form 10-K (including financial statements and financial statement schedules, but without exhibits) for the fiscal year ended December 31, 2022. MetLife, Inc. will furnish to requesting shareholders any exhibit to the 2022 Form 10-K upon the payment of reasonable expenses incurred by MetLife, Inc. in furnishing such exhibit. Requests should be directed to MetLife Investor Relations, MetLife, Inc., 200 Park Avenue, New York, New York 10166 or via the Internet by going to https://investor.metlife.com and selecting “Contact Us” under “Investor Resources.” The 2022 Form 10-K may also be accessed at https://investor.metlife.com by selecting “SEC Filings” under the “Financials” section as well as at the website of the SEC at www.sec.gov.
Principal Executive Offices
The principal executive offices of MetLife are at 200 Park Avenue, New York, NY 10166.
Third Party Trademarks
All third party trademarks and/or service marks (including logos and icons) used in this document remain the property of their respective owners. Unless specifically identified as such, MetLife’s use of third party trademarks does not indicate any relationship, sponsorship or endorsement between MetLife and the owners of these marks. All references by MetLife to third party marks are to identify the corresponding third party goods and/or services and intended to constitute nominative fair use under applicable trademark laws.

128

Appendix A — Compensation Discussion and Analysis Supplementary Information
Comparator Group and MetLife Revenues, Total Assets and Market Capitalization

Comparator Group Company ($ in millions, except percentile data)	Revenues (1) (2)	Total Assets (1) (3)	Market Capitalization (3) (4)
Aflac Inc.	19,502	131,017	44,262
Allstate Corp	51,412	97,957	35,663
American Express Company (5)	52,862	228,354	109,778
American International Group	56,437	526,634	46,425
AXA SA (6) (7)	109,622	746,232	65,632
Bank of America Corporation (5)	94,950	3,051,375	264,853
Citigroup Inc. (5)	75,338	2,416,676	87,610
Hartford Financial Services	22,362	73,022	23,895
HSBC Holdings plc (5) (6)	51,727	2,966,530	124,581
JPMorgan Chase & Co. (5)	128,695	3,665,743	393,484
Manulife Financial Corp. (6) (8)	12,651	626,349	33,289
Morgan Stanley (5)	53,668	1,180,231	142,450
Prudential Financial Inc.	60,050	689,917	36,399
Sun Life Financial Inc. (6) (8)	17,207	244,142	27,221
The Travelers Companies, Inc.	36,884	115,717	43,516
U.S. Bancorp (5)	24,302	592,149	66,766
Wells Fargo & Company (5)	73,785	1,881,016	158,298
MetLife	69,898	666,611	56,383
MetLife Percentile of Comparator Group (9)	73rd	54th	47th
1Source (except percentile data): 2022 Annual Reports on Forms 10-K, 20-F or 40-F as applicable, except source for AXA S.A.: Universal Registration Document 2022 - Annual Financial Report.
2For fiscal year ended December 31, 2022.
3As of December 31, 2022.
4Source (except percentile data): Bloomberg.
5For these companies with banking operations, revenues are shown net of the interest expense associated with deposits, short-term borrowings, trading account liabilities, long-term debt, etc. This is consistent with the presentation in each company’s financial statements.
6Amounts reported for “Revenues” and “Total Assets” under International Financial Reporting Standards. Amount reported for “Revenues” combines financial statement lines for Revenues and Net Investment Result for comparability to GAAP Revenues. All other companies’ information reported under GAAP.
7Amounts converted from Euros at €1 = U.S.$1.0711, the exchange rate as of December 30, 2022.
8Amounts converted from Canadian dollars at CAD$1 = U.S.$0.7378, the exchange rate as of December 30, 2022.
9MetLife is excluded from the Comparator Group when determining its percentile.

2023 PROXY STATEMENT	A-1

Appendix A — Compensation Discussion and Analysis Supplementary Information
Maximum AVIP Performance Funding Level and 2022 Calculation
The calculation has the following features:
•To produce Adjusted Earnings for AVIP, after-tax Adjusted Earnings is adjusted to remove the impact (if any) of variable investment income on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more.
•For each one full percent that Adjusted Earnings for AVIP differs from the Business Plan target, up to and including three percent above or below the target, the AVIP Performance Funding Level moves one percent up or down from 100%, interpolated between whole numbers. If performance is at least four percent above or below target, then the Performance Funding Level moves 2.5% up or down from 100% for each one percent of performance above or below the target, to a threshold funding level of 50% or maximum funding level of 150%. See graphic below for additional detail on the funding scale.
•If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the AVIP Performance Funding Level would be at zero – generating no funds for AVIP awards.
The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2022 shown below.

($ in millions)
Adjusted Earnings (1)	5,545
Add (Subtract) shortfall (excess) of variable investment income, to the extent more than 10% lower (higher) than the Business Plan target	145
Adjustment for COVID-19 below-Business Plan claims	(18)
Adjusted Earnings for AVIP purposes	5,672
Business Plan Adjusted Earnings goal	5,430
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	104.5%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 104.5% of Business Plan goal)	111.3%
Total target-performance planning amount of all employees’ AVIP (the AVIP Planning Target)	444
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	494
1See “Annual Incentive Awards” in How Did We Compensate Our CEO and Other Named Executive Officers?

A-2

Appendix A — Compensation Discussion and Analysis Supplementary Information
Detail of the AVIP Funding Scale Around Target
•Performance below 50% of Business Plan would provide 0% funding
•Performance between 50% to 80% of Business Plan would be limited to 50% funding
•Performance above 120% would be capped at 150% funding

2023 PROXY STATEMENT	A-3

Appendix A — Compensation Discussion and Analysis Supplementary Information
Performance Share and Performance Unit Performance Factor

	Adjusted ROE Performance as a Percentage of Business Plan Goal (%)	Performance Factor (%)
Below Threshold	0-79	0
Threshold	80	25
Target	100	100
Maximum	120	175
Above Maximum	121+	175

	TSR Performance as a Percentile of Peers	Performance Factor (%)
Below Threshold	0-24th %tile	0
Threshold	25th %tile	25
Target	50th %tile	100
Maximum	87.5th %tile	175
Above Maximum	87.6th-99th %tile	175
The performance metrics call for a cap to the entire performance factor at 100% if the Company’s TSR for the performance period is zero or negative.

A-4

Appendix A — Compensation Discussion and Analysis Supplementary Information
Performance Share and Performance Unit TSR Peer Group

Company	2018-2020 Performance Period	2019-2021 Performance Period	2020-2022 Performance Period	2021-2023 Performance Period	2022-2024 Performance Period	2023-2025 Performance Period
Aegon N.V.	✓
Aflac Incorporated	✓	✓	✓	✓	✓	✓
AIA Group Limited	✓
Allianz SE	✓	✓	✓	✓	✓	✓
American International Group, Inc.	✓	✓	✓	✓	✓	✓
Assicurazioni Generali S.p.A.	✓
Aviva PLC	✓
AXA S.A.	✓	✓	✓	✓	✓	✓
Chubb Limited		✓	✓	✓	✓	✓
Globe Life Inc.		✓	✓	✓	✓	✓
Legal & General Group PLC	✓	✓	✓	✓	✓	✓
Lincoln National Corporation	✓	✓	✓	✓	✓	✓
Manulife Financial Corporation	✓	✓	✓	✓	✓	✓
Ping An Insurance (Group) Company of China, Ltd.	✓
Principal Financial Group, Inc.	✓	✓	✓	✓	✓	✓
Prudential Financial, Inc.	✓	✓	✓	✓	✓	✓
Prudential plc	✓	✓	✓	✓	✓	✓
Sun Life Financial Inc.		✓	✓	✓	✓	✓
The Allstate Corporation	✓	✓	✓	✓	✓	✓
The Dai-ichi Life Insurance Company, Limited	✓	✓	✓	✓	✓	✓
The Hartford Financial Services Group Inc.	✓	✓	✓	✓	✓	✓
The Travelers Companies, Inc.	✓	✓	✓	✓	✓	✓
Unum Group	✓	✓	✓	✓	✓	✓
Zurich Financial Services AG	✓	✓	✓	✓	✓	✓

2023 PROXY STATEMENT	A-5

Appendix B – Non-GAAP and Other Financial Disclosures

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		should be read as, respectively:
(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.’s common shareholders;
(ii)	adjusted earnings;	(ii)	adjusted earnings available to common shareholders;
(iii)	adjusted earnings per share;	(iii)	adjusted earnings available to common shareholders per diluted common share;
(iv)	book value per share; and	(iv)	book value per common share excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA); and
(v)	adjusted ROE, excluding AOCI other than FCTA.	(v)	adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.
In this Proxy Statement, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.
The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted premiums, fees and other revenues;	(i)	premiums, fees and other revenues;
(ii)	adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT);	(ii)	premiums, fees and other revenues;
(iii)	adjusted net investment income;	(iii)	net investment income;
(iv)	adjusted capitalization of deferred policy acquisition costs (DAC);	(iv)	capitalization of DAC;
(v)	adjusted earnings available to common shareholders;	(v)	net income (loss) available to MetLife, Inc.’s common shareholders;
(vi)	adjusted earnings available to common shareholders, excluding total notable items;	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders;
(vii)	adjusted earnings available to common shareholders per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;
(viii)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;
(ix)	Adjusted ROE;	(ix)	return on equity;
(x)	Adjusted ROE, excluding AOCI other than FCTA;	(x)	return on equity;
(xi)	Adjusted ROE, excluding total notable items (excludes AOCI other than FCTA);	(xi)	return on equity;

B-1

Appendix B — Non-GAAP and Other Financial Disclosures

Non-GAAP financial measures:		Comparable GAAP financial measures:
(xii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA;	(xii)	total MetLife, Inc.’s stockholders’ equity;
(xiii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA);	(xiii)	total MetLife, Inc.’s stockholders’ equity;
(xiv)	book value per common share, excluding AOCI other than FCTA;	(xiv)	book value per common share;
(xv)	free cash flow of all holding companies;	(xv)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities;
(xvi)	adjusted other expenses;	(xvi)	other expenses;
(xvii)	adjusted other expenses, net of adjusted capitalization of DAC;	(xvii)	other expenses, net of capitalization of DAC;
(xviii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses;	(xviii)	other expenses, net of capitalization of DAC;
(xix)	adjusted expense ratio;	(xix)	expense ratio;
(xx)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT;	(xx)	expense ratio;
(xxi)	direct expenses;	(xxi)	other expenses;
(xxii)	direct expenses, excluding total notable items related to direct expenses;	(xxii)	other expenses;
(xxiii)	direct expense ratio; and	(xxiii)	expense ratio; and
(xxiv)	direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xxiv)	expense ratio.
Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period.
Reconciliations of these non-GAAP financial measures to the most directly comparable historical GAAP financial measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.
MetLife’s definitions of non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:
Adjusted earnings and related measures
•adjusted earnings;
•adjusted earnings available to common shareholders;
•adjusted earnings available to common shareholders, excluding total notable items;
•adjusted earnings available to common shareholders per diluted common share; and
•adjusted earnings available to common shareholders, excluding total notable items per diluted common share.
These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures

2023 PROXY STATEMENT	B-2

Appendix B — Non-GAAP and Other Financial Disclosures
based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife’s performance relative to its Business Plan and facilitate comparisons to industry results.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.
Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);
•Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (Operating joint venture adjustments), (iii) excludes certain amounts related to contractholder-directed equity securities (Unit-linked contract income), (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP (Securitization entities income); and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP (Certain partnership distributions); and
•Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees).
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits (PBC hedge adjustments), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (PDO adjustments), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (Inflation and pass-through adjustments), (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);
•Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (PAB hedge adjustments) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (Unit-linked contract costs);
•Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;
•Amortization of negative VOBA excludes amounts related to Market value adjustments;

B-3

Appendix B — Non-GAAP and Other Financial Disclosures
•Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (Securitization entities debt expense); and
•Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.
Return on equity and related measures
•Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.
•Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses.
Expense ratio, direct expense ratio, adjusted expense ratio and related measures:
•Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues.
•Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.

2023 PROXY STATEMENT	B-4

Appendix B — Non-GAAP and Other Financial Disclosures
•Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
Statistical sales information:
•U.S.:
•Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products.
•Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance.
•Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group).
Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
The following additional information is relevant to an understanding of MetLife’s performance results and outlook:
•Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.
•Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block.
•MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.
•Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders.

B-5

Appendix B — Non-GAAP and Other Financial Disclosures
•Total Assets Under Management (Total AUM) is comprised of GA AUM plus Institutional Client AUM (each, as defined below).
General Account AUM (GA AUM) is used by MetLife to describe assets in its general account (GA) investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as commercial mortgage loans.
Institutional Client AUM is comprised of SA AUM plus TP AUM (each, as defined below). MetLife Investment Management manages Institutional Client AUM in accordance with client guidelines contained in each investment contract.
Separate Account AUM (SA AUM) is comprised of separate account investment portfolios of MetLife insurance companies, which are managed by MetLife and included in MetLife, Inc.’s consolidated financial statements at estimated fair value.
Third Party AUM (TP AUM) is comprised of non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are not included in MetLife, Inc.’s consolidated financial statements.

2023 PROXY STATEMENT	B-6

Appendix B — Non-GAAP and Other Financial Disclosures

	2021		2022
	(In millions, except per share data)
		Earnings Per Weighted Average Common Share Diluted(1)		Earnings Per Weighted Average Common Share Diluted(1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,353	$7.31	$2,354	$2.91
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	1,529	1.76	(1,262)	(1.56)
Less: Net derivative gains (losses)	(2,228)	(2.56)	(2,372)	(2.93)
Less: Other adjustments to net income (loss)	(1,255)	(1.45)	(790)	(0.98)
Less: Provision for income tax (expense) benefit	380	0.44	1,252	1.55
Add: Net income (loss) attributable to noncontrolling interests	21	0.02	19	0.02
Add: Preferred stock redemption premium	6	0.01	0	0
Adjusted earnings available to common shareholders	7,954	9.15	5,545	6.85
Less: Total notable items	66	0.08	111	0.14
Adjusted earnings available to common shareholders, excluding total notable items	$7,888	$9.07	$5,434	$6.72
Weighted average common shares outstanding—diluted		869.4		808.9

Adjusted earnings available to common shareholders, excluding total notable items			$5,434
Less: Corporate & Other adjusted earnings available to common shareholders, excluding total notable items			(844)
Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items			$6,278

(In millions)	2022
	U.S.	Group Benefits	Retirement & Income Solutions	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$2,996	$1,311	$1,685	$1,378	$761	$246	$1,008	$(844)
Less: Total notable items	91	—	91	23	7	4	(14)	—
Adjusted earnings available to common shareholders, excluding total notable items	$2,905	$1,311	$1,594	$1,355	$754	$242	$1,022	$(844)

(In millions)	2022
Net investment income	$15,916
Less: Investment hedge adjustments	(976)
Less: Operating joint venture adjustments	(9)
Less: Unit-linked contract income	(1,298)
Less: Certain partnership distributions	(1)
Less: Divested businesses	11
Adjusted net investment income	$18,189

B-7

Appendix B — Non-GAAP and Other Financial Disclosures

	2021	2022
	(In millions)
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC
Capitalization of DAC	$(2,718)	$(2,558)
Less: Divested businesses	(119)	(11)
Adjusted capitalization of DAC	$(2,599)	$(2,547)

Reconciliation of Other Expenses to Adjusted Other Expenses
Other expenses	$11,863	$11,764
Less: Noncontrolling interest	(28)	(24)
Less: Regulatory implementation costs	4	4
Less: Acquisition, integration and other costs	9	49
Less: TSA fees	221	160
Less: Divested businesses	358	74
Adjusted other expenses	$11,299	$11,501

Other Detail and Ratios
Other expenses	$11,863	$11,764
Capitalization of DAC	(2,718)	(2,558)
Other expenses, net of capitalization of DAC	$9,145	$9,206

Premiums, fees and other revenues	$50,384	$57,616

Expense ratio	18.2%	16.0%
Direct expenses	$5,196	$5,523
Less: Total notable items related to direct expenses	(84)	—
Direct expenses, excluding total notable items related to direct expenses	$5,280	$5,523
Adjusted other expenses	$11,299	$11,501
Adjusted capitalization of DAC	(2,599)	(2,547)
Adjusted other expenses, net of adjusted capitalization of DAC	$8,700	$8,954
Less: Total notable items related to adjusted other expenses	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$8,784	$8,954
Adjusted premiums, fees and other revenues	$48,964	$57,359
Less: PRT	3,513	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$45,451	$45,140

Direct expense ratio	10.6%	9.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	11.6%	12.2%
Adjusted expense ratio	17.8%	15.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	19.3%	19.8%

2023 PROXY STATEMENT	B-8

Appendix B — Non-GAAP and Other Financial Disclosures

	2019	2020	2021	2022
Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity	9.8%	7.6%	9.7%	6.1%
Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity	9.8%	8.3%	12.2%	14.5%
Common stockholders’ equity, excluding AOCI other than FCTA	13.1%	11.9%	16.6%	12.3%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	13.0%	12.3%	16.5%	12.1%
Book Value (2)
Book value per common share			$77.12	$29.81
Less: Net unrealized investment gains (losses), net of income tax			21.41	(24.76)
Less: Defined benefit plans adjustment, net of income tax			(1.94)	(1.77)
Book value per common share, excluding AOCI other than FCTA			$57.65	$56.34
Common shares outstanding, end of period (In millions)			825.5	779.1

	2019	2020	2021	2022
	(In millions)
MetLife, Inc.’s Common Stockholders’ Equity
Total MetLife, Inc.’s stockholders’ equity	$66,144	$74,558	$67,482	$27,040
Less: Preferred stock	3,340	4,312	3,818	3,818
MetLife, Inc.’s common stockholders’ equity	62,804	70,246	63,664	23,222
Less: Net unrealized investment gains (losses), net of income tax	19,981	23,730	17,671	(19,294)
Less: Defined benefit plans adjustment, net of income tax	(2,002)	(1,863)	(1,598)	(1,377)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	44,825	48,379	47,591	43,893
Less: Total notable items	47	(203)	66	111
Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	$44,778	$48,582	$47,525	$43,782
Average common stockholders’ equity	$58,575	$67,869	$65,203	$38,315
Average common stockholders’ equity, excluding AOCI other than FCTA	$43,929	$47,251	$47,917	$45,025
Average common stockholders’ equity, excluding total notable items (excluding AOCI other than FCTA)	$44,030	$47,332	$47,905	$44,965

	2021	2022
	(In millions)
Total Company—Premiums, Fees and Other Revenues
Premiums, fees and other revenues	$50,384	$57,616
Less: Unearned revenue adjustments	71	(42)
Less: GMIB fees	98	84
Less: Settlement of foreign currency earnings hedges	—	—
Less: TSA fees	221	160
Less: Divested businesses	1,030	55
Adjusted premiums, fees and other revenues	$48,964	$57,359

B-9

Appendix B — Non-GAAP and Other Financial Disclosures

	2020	2021	2022
	(In billions, except ratios)
Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$3.5	$3.8	$4.4
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	1.4	—	1
Add: Adjustments from net cash provided by operating activities to free cash flow[3]	(0.2)	(0.3)	(0.2)
MetLife, Inc. (parent company only) free cash flow	4.7	3.5	5.2
Other MetLife, Inc. holding companies free cash flow[4]	(0.7)	0.3	(0.5)
Free cash flow of all holding companies	$4.0	$3.8	$4.7
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$3.5	$3.8	$4.4
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders	$5.2	$6.4	$2.4
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders[5]	67%	59%	188%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies[6]	$4.0	$3.8	$4.7
Consolidated adjusted earnings available to common shareholders[6]	$5.6	$8.0	$5.5
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders[6]	71%	48%	84%
1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.
2Book values exclude $3,818 million of equity related to preferred stock at both December 31, 2022 and 2021.
3Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net.
4Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.; (iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net.
5Including the free cash flow of other MetLife, Inc. holding companies of $(0.5) billion, $0.3 billion and ($0.7) billion for the years ended December 31, 2022, 2021 and 2020, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 167%, 64% and 54%, respectively.
6(i) In 2022, Consolidated adjusted earnings available to common shareholders was positively impacted by notable items related to the actuarial assumption review and other insurance adjustments of $0.1 billion, net of income tax. Excluding these notable items from the denominator of the ratio, the adjusted free cash flow ratio for 2022, would be 86%.
7(ii) In 2021, consolidated adjusted earnings available to common shareholders was positively impacted by notable items, related to tax adjustments of $0.1 billion, net of income tax, and litigation reserves and settlement costs of $0.1 billion, net of income tax, offset by actuarial assumption review and other insurance adjustments of $0.1 billion, net of income tax. Excluding such notable items impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2021, would be 49%.
8(iii) In 2020, consolidated adjusted earnings available to common shareholders was negatively impacted by a notable item, related to actuarial assumption review and other insurance adjustments of $0.2 billion, net of income tax. Excluding this notable item impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2020, would be 69%.

2023 PROXY STATEMENT	B-10

Appendix C – Glossary
2015 Director Plan - the MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan.
2015 Stock and Incentive Plan - the MetLife, Inc. 2015 Stock and Incentive Compensation Plan.
Account Formula - the personal retirement account formula, which is based on monthly credits for each employee based on the employee’s eligible compensation plus interest.
Adjusted Earnings - a non-GAAP measure, based on net income available to MetLife’s common shareholders. Adjusted Earnings focuses on the Company's primary businesses, principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. It also excludes net investment gains (losses), net derivative gains (losses), and other adjustments related to revenues and expenses, all net of income tax, and the impact of net income (loss) attributable to noncontrolling interests and preferred stock redemption premium. See Appendix B for more information.
Adjusted EPS - Adjusted Earnings divided by weighted average common shares outstanding - diluted. See Appendix B for more information.
Adjusted ROE - Adjusted Earnings divided by average common stockholders’ equity, excluding accumulated other comprehensive income other than foreign currency translation adjustment. See Appendix B for more information.
Auxiliary Plan - the MetLife Auxiliary Retirement Plan.
AVIP - the MetLife Annual Variable Incentive Plan.
Book Value per Share - Total MetLife, Inc.’s common stockholders’ equity, excluding accumulated other comprehensive income other than foreign currency translation adjustment, divided by total common shares outstanding. See Appendix B for more information.
Business Plan - MetLife crafts its Business Plan to set its targets, goals, and expectations for the year, and uses it for the Company’s planning and projections. The Board’s Finance and Risk Committee reviews and endorses the Business Plan for Board approval.
Core - modified for Notable Items.
Deferred Shares - compensation payable in shares of MetLife, Inc. common stock receipt of which the recipient has deferred.
Direct Expense Ratio - adjusted direct expenses, divided by adjusted premiums, fees, and other revenues excluding pension risk transfers. See Appendix B for more information.
Free Cash Flow Ratio - ratio of Free Cash Flow (the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios, determined prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions) divided by Adjusted Earnings. See Appendix B for more information.
Internal Rate of Return - The discount rate at which the present value of all future cash flows is equal to the initial investment.
Internal Revenue Code Section 409A - governs the taxation of non-qualified deferred compensation paid by the Company to employees (or former employees) and other service providers.
Match Plan - the MetLife Auxiliary Match Plan, an unfunded nonqualified deferred compensation plan to provide employer contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual U.S. Tax Code limits. The contributions are similar to those that match employee contributions to the 401(k) Plan.
MetLife Property & Casualty - MetLife Property and Casualty Insurance Company, formerly a wholly-owned subsidiary of MetLife, Inc., and certain of its wholly-owned subsidiaries.
Metropolitan Life - Metropolitan Life Insurance Company, a direct, wholly-owned subsidiary of MetLife, Inc. with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Metropolitan Life’s common stock is not publicly traded.

C-1

Appendix C – Glossary
Notable Items - reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. See Appendix B for more information.
Total Compensation - with respect to a year, the total of base salary earnings during the year, annual incentive awards for performance in that year, and LTI awards in consideration of performance in that year and potential for future contributions. Items such as sign-on payments and others that the Compensation Committee recommends, but which are not determined under the Company’s general executive compensation framework, are not included. Retirement benefits, medical programs, and potential termination payments are also not included.
TSR Peer Group - the group of Company competitors listed in Appendix A used to determine a part of the Performance Shares Performance Factor.

2023 PROXY STATEMENT	C-2

METLIFE, INC.
C/O COMPUTERSHARE
P.O. BOX 505008
LOUISVILLE, KY 40233-9814

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet or scan the QR Barcode with your smartphone to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MET2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 for receipt prior to the Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V02675-P87730

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METLIFE, INC.

The following items are more fully described in the Proxy Statement.
The Board of Directors has proposed and recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Cheryl W. Grisé	☐	☐	☐
1b.	Carlos M. Gutierrez	☐	☐	☐
1c.	Carla A. Harris	☐	☐	☐
1d.	Gerald L. Hassell	☐	☐	☐
1e.	David L. Herzog	☐	☐	☐
1f.	R. Glenn Hubbard, Ph.D.	☐	☐	☐
1g.	Jeh C. Johnson	☐	☐	☐
1h.	Edward J. Kelly, III	☐	☐	☐
1i.	William E. Kennard	☐	☐	☐
1j.	Michel A. Khalaf	☐	☐	☐
1k.	Catherine R. Kinney	☐	☐	☐
1l.	Diana L. McKenzie	☐	☐	☐
1m.	Denise M. Morrison	☐	☐	☐
1n.	Mark A. Weinberger	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	Advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation paid to MetLife, Inc.'s Named Executive Officers	☐	☐	☐	☐

Change your address by logging into your account at www.computershare.com/metlife.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO CAST YOUR VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.
Please see reverse side for instructions on voting by Internet, telephone or mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Letter to Shareholders are available at www.proxyvote.com.

V02676-P87730

METLIFE, INC.

2023 Annual Meeting of Shareholders
June 20, 2023 2:30 PM ET
Proxy solicited on behalf of the MetLife, Inc. Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Timothy J. Ring and Vanessa M. Franklin, or either of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2023 Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/MET2023 on June 20, 2023 at 2:30 p.m. Eastern Time and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this Proxy Card. **If this Proxy Card is signed and returned by the shareholder(s), and no specification is indicated on a matter, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc.** If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2023 Annual Meeting and at any adjournments or postponements thereof.

Continued and to be marked, dated and signed on reverse side